As filed with the Securities and Exchange Commission on December 17, 2001
                        1933 Act Registration No. 2-11357
                        1940 Act Registration No. 811-582

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ X ]
      Pre-Effective Amendment No.  [  ]   [   ]
      Post-Effective Amendment No. [98]   [ X ]
            and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]

      Amendment No.                [53]   [ X ]

                        (Check appropriate box or boxes)

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (212) 476-8800

                          Michael M. Kassen, President
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                           Washington, D.C. 20036-1800
                   (Names and Addresses of agents for service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[X] on DECEMBER 17, 2001 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _______________ pursuant to paragraph (a)(2)

                          NEUBERGER BERMAN EQUITY FUNDS
            CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 98 ON FORM N-1A


      This post-effective amendment consists of the following papers and documents:

Cover Sheet

Contents of Post-Effective Amendment No. 98 on Form N-1A

      Neuberger Berman Equity Funds

      Part A - Investor Class Prospectus

            Trust Class Prospectus

            Advisor Class Prospectus

            Institutional Class Prospectus

      Part B - Statement of Additional Information

      Part C - Other Information

Signature Pages

Exhibits

[LOGO] NEUBERGER BERMAN


Neuberger Berman
Equity Funds(R)
-----------------------------------------------------------

                   INVESTOR CLASS SHARES

                    Prospectus December 17, 2001

                    Century Fund
                    Fasciano Fund
                    Focus Fund
                    Genesis Fund
                    Guardian Fund
                    International Fund
                    Manhattan Fund
                    Millennium Fund
                    Partners Fund
                    Regency Fund
                    Socially Responsive Fund
                    Technology Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
-----------------------------------------------------------
        NEUBERGER BERMAN EQUITY FUNDS
        INVESTOR CLASS SHARES

                page 2  . . . . . . Century Fund
                     8  . . . . . . Fasciano Fund
                    14  . . . . . . Focus Fund
                    20  . . . . . . Genesis Fund
                    26  . . . . . . Guardian Fund
                    32  . . . . . . International Fund
                    38  . . . . . . Manhattan Fund
                    44  . . . . . . Millennium Fund
                    50  . . . . . . Partners Fund
                    56  . . . . . . Regency Fund
                    62  . . . . . . Socially Responsive Fund
                    68  . . . . . . Technology Fund


        YOUR INVESTMENT

                    74  . . . . . . Share Prices
                    75  . . . . . . Privileges and Services
                    76  . . . . . . Distributions and Taxes
                    78  . . . . . . Maintaining Your Account
                    82  . . . . . . Buying and Selling Shares
                    86  . . . . . . Redemption Fee
                    87  . . . . . . Fund Structure

        The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc. (C)2001 Neuberger Berman Management Inc.

-----------------------------------------------------------

 THESE FUNDS:

 . are designed for investors with long-term goals in mind

 . offer you the opportunity to participate in financial markets through professionally managed stock portfolios

 . also offer the opportunity to diversify your portfolio with funds that invest using a value or a growth approach, or a combination of the two

 . carry certain risks, including the risk that shares, when redeemed, may be worth more or less than their original cost

 . are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

 .  normally invest at least 80% of net assets in equity securities


[SIDEBAR]
 Fund Management


The Neuberger Berman Equity Funds are managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage $52.1 billion in total assets (as of September 30, 2001) and continue an asset management history that began in 1939.


 Risk Information

This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover).

Due to the tragic and extraordinary events on and after September 11, 2001, short- term market activity has been highly volatile. See our website at www.nb.com for up-to-date market performance.

[END SIDEBAR]
                                                                               1

Neuberger Berman
Century Fund
-----------------------------------------------------------


      Ticker Symbol:  NBCIX


                  "We look for the leaders of today and tomorrow. Many
                   fast-growing companies join the large-capitalization sector with years of growth still ahead. Our goal is to identify them early, and to invest in the companies that are going to be the growth leaders of the new century."

GOAL & STRATEGY

-----------------------------------------------------------

 [Graphic]   The fund seeks long term growth of capital; dividend income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, sectors and industries in order to moderate variability in the fund's performance.

The manager employs a disciplined investment strategy when selecting growth stocks. He seeks to buy companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates. Factors in identifying these firms may include:

 . solid balance sheets

 . earnings that have exceeded analysts' expectations

 . a strong position relative to competitors

 . a stock price that is reasonable in light of its growth rate

The manager also follows a disciplined selling strategy and may eliminate a stock from the portfolio when the company's fundamentals deteriorate, a target price is reached, or when it appears substantially less desirable than another stock.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Large-Cap Stocks

Large-cap companies are usually well-established. They typically have a variety of products and business lines, an experienced management team and a sound financial base that can help them weather bad times.

Because of their size, large-cap companies may grow at a slower rate than small-cap companies. But their returns have sometimes led those of smaller companies, often with lower volatility.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.
[END SIDEBAR]

                                                                    Century Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]

[Graphic]   Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

At times, large-cap stocks may lag other types of stocks in performance, which could cause the fund to perform worse than certain other funds over a given time period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. The fund's performance may also suffer if certain stocks do not perform as the portfolio manager expected. To the extent that the manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]

       The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]
                                1991
                                1992
                                1993
                                1994
                                1995
                                1096
                                1997
                                1998
                                1999
                                2000     -15.48

Best quarter: Q1 '00, 11.74%            Worst quarter: Q4 '00, -22.61%
Year-to-date performance as of 9/30/01: -40.84%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00

                                                      Since
                                                    Inception
                                             1 Year (12/6/99)
                   -------------------------------------------

                   Century Fund              -15.48     -2.61
                   Russell 1000 Growth Index -22.42    -16.73
                   S&P 500                    -9.10     -6.28

 LOGO

[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire
U. S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]

                                                                    Century Fund

INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management

Brooke A. Cobb is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, and has managed the fund since December 1999. He joined Neuberger Berman, LLC in 1997. From 1992 to 1997, he was a portfolio manager at several other firms.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.81% of average net assets.

[END SIDEBAR]


[Graphic] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                      Management fees                        0.81
       Plus:          Distribution (12b-1) fees              None
                      Other expenses                         0.99
                                                             ----
       Equals:        Total annual operating expenses        1.80
       Minus:         Expense reimbursement                  0.30
                                                             ----
       Equals:        Net expenses                           1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/11, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE


        The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                    1 Year      3 Years    5 Years     10 Years
        --------------------------------------------------------------------------
        Expenses                   $153        $474        $818       $1,791


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                                         2000/(1)/                     2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year                                     10.00                          13.44
Plus:   Income from investment operations
Net investment loss                                                        (0.05)                         (0.08)
Net gains/losses -- realized and unrealized                                 3.49                          (6.86)
Subtotal: income from investment operations                                 3.44                          (6.94)
                                                                          ---------------------------------------------------
Equals:  Share price (NAV) at end of year                                  13.44                           6.50
-----------------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                                      1.50/(2)/                      1.50
Gross expenses/(3)/                                                         1.76/(2)/                      1.80
Expenses/(4)/                                                               1.50/(2)/                      1.50
Net investment loss -- actual                                              (0.81)/(2)/                    (0.86)
-----------------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)/(5)/                                                      34.40/(6)/                    (51.60)
Net assets at end of period (in millions of dollars)                        43.6                           17.5
Portfolio turnover rate (%)                                                   65                            107



For the dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/ Period from 12/6/99 (beginning of operations) to 8/31/00.
/2/ Annualized.
/3/ Shows what this ratio would have been if there had been no expense reimbursement.
/4/ Shows what expenses would have been if there had been no expense offset arrangements.
/5/ Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
/6/ Not annualized.

                                                                    Century Fund

Neuberger Berman
Fasciano Fund
-----------------------------------------------------------



      Ticker Symbol: FASCX
                  "I practice small-cap investing for the 'faint of heart,' by investing for the long term in rapidly growing companies that I think have reasonable stock prices."

GOAL & STRATEGY

-----------------------------------------------------------



           The fund seeks long-term capital growth. The portfolio manager also [Graphic] may consider a company's potential for current income prior to selecting it for the fund.

To pursue this goal, the fund invests primarily in the common stocks of smaller companies, i.e. those with market capitalizations of less than $1.5 billion at the time the fund first invests in them. These include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The manager will look for companies with:

 . strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and

 . stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the manager believes are likely to achieve the fund's objective, the manager also will consider the company's overall business qualities. These qualities include the company's profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms. However, the fund may hold the stocks of small companies that grow into medium-size companies, and those whose market capitalizations grow beyond $1.5 billion.

When a stock no longer meets the fund's investment criteria, the manager will consider selling it.


At times, the manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Growth vs.
 Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

The fund's blended investment approach seeks to lower risk of diversifying across companies and industries with growth and value characteristics, and can provide a core small-cap foundation within a diversified portfolio.

[END SIDEBAR]

                                                                   Fasciano Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.


Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund will increase its risk of loss.


Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information about foreign issuers than about domestic issuers.


When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]


[Graphic] Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.


The smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies and

 . may have a shorter history of operations than larger companies;

 . may not have as great an ability to raise additional capital;

 . may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

 . be more affected than other types of stocks by the underperformance of a sector that the manager decided to emphasize.

The fund will combine value and growth styles of investing. Growth stocks may suffer more than value stocks during market downturns, while value stocks may remain undervalued if other investors do not recognize their worth.

Fasciano Fund

PERFORMANCE

-----------------------------------------------------------


[Graphic]   The charts below provide an indication of the risks of investing in
            Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you average out actual performance over lengths of time and compares the return with that of a broader measure of market performance. This information is based on past performance; it's not a prediction of future results.



YEAR-BY-YEAR %RETURNS as of 12/31 each year


                                     [CHART]


1991      35.08
'92        7.67
'93        8.08
'94        3.68
'95       31.12
'96       26.54
'97       21.51
'98        7.19
'99        6.16
'00        1.70

Best quarter: Q1 '91, 23.36%       Worst quarter: Q3 '98, -13.41%
Year-to-date performance as of 9/30/01: -9.64%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                               1 Year      5 Years   10 Years
-----------------------------------------------------------------

Fasciano Fund                   1.70        12.22      14.29
Russell 2000 Index             -3.02        10.31      15.53

The Russell 2000 is an unmanaged index of U.S. small-cap stocks.

*This fund is the successor to Fasciano Fund, Inc. The year-by-year and total return data for the periods prior to March 24, 2001 are those of its predecessor, Fasciano Fund, Inc.

[SIDEBAR]
 Performance Measures


The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.



As a frame of reference, the table includes a broad-based index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

[END SIDEBAR]

                                                                Neuberger Berman

                                INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management


Michael Fasciano is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC and has managed the fund's assets since early 2001. He managed Fasciano Fund Inc., the fund's predecessor, from its inception in 1988 to 2001.


Fasciano Company, Inc. acted as the investment adviser to the fund's predecessor, Fasciano Fund, Inc., until March 23, 2001. For the period 7/1/00 through 3/23/01, the advisory fees paid were 1.0% of average net assets.



Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the period 3/24/01 through 8/31/01, the management/administration fees paid were 1.0% of average net assets.

[END SIDEBAR]

           The fund does not charge you any fees for buying, selling, or [Graphic] exchanging Investor Class shares, or for maintaining your account.
           Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.


FEE TABLE


Shareholder fees                                          None
-------------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                  Management fees                         1.00
Plus:             Distribution (12b-1) fees               None
                  Other expenses                          0.58
                                                          ----
Equals:           Total annual operating expenses         1.58


 *The figures in the table are based on expenses for 7/1/01 to 8/31/01.


EXPENSE EXAMPLE


        The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the
        Fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
                                    1 Year      3 Years    5 Years     10 Years
        --------------------------------------------------------------------------
        Expenses                   $161        $499        $860       $1,878
        --------------------------------------------------------------------------


Fasciano Fund

FINANCIAL HIGHLIGHTS


                                                                                                   Two months
                                                                                                     ended
                                                                                                   August 31,
Year Ended June 30,                                         1997    1998    1999    2000    2001      2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($) Data apply to a single share
throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year                     24.33   27.53   34.91   31.78   32.55     34.39
Plus:   Income from investment operations
Net investment income (loss)                              (0.03)    0.16    0.40    0.34    (.11)    (0.06)
Net gains/(losses) -- realized and unrealized             3.82      8.71   (2.25)   0.82    2.24     (0.40)
Subtotal: income from investment operations               3.79      8.87   (1.85)   1.16    2.13     (0.46)
Minus: Distributions to shareholders
Income dividends                                            0.00    0.00   (0.03)  (0.39)  (0.29)       --
Capital gain distributions                                 (0.59)  (1.49)  (1.25)   0.00      --        --
Subtotal: distributions to shareholders                    (0.59)  (1.49)  (1.28)  (0.39)  (0.29)       --
                                                          -------------------------------------------------------
Equals:  Share price (NAV) at end of year                  27.53   34.91   31.78   32.55   34.39     33.93
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the Fund's expenses and net investment income (loss)
Net expenses -- actual                                       1.4     1.3     1.2     1.2     1.3       1.6/(2)/
Expenses/(1)/                                                 --      --      --      --     1.3       1.6/(2)/
Net investment income (loss) -- actual                      (0.4)    0.2     1.8     0.8    (0.4)     (1.0)/(2)/
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                          15.8      33.2    (5.2)    3.7     6.6      (1.3)/(3)/
Net assets at end of year (millions of dollars)           42.1      95.0   418.2   266.9   210.6     203.3
Portfolio turnover rate (%)                               41.0      49.8    19.8    29.4     3.0       3.9



For dates prior to 3/24/01, the figures above are from the fund's predecessor fund, the Fasciano Fund, Inc. and have been audited by Arthur Andersen, LLP, the predecessor fund's independent public accountants. All other figures above have been audited by Ernst & Young, LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the Fasciano Fund's most recent shareholder report (see back cover).


/1/ Shows what expenses would have been if there had been no expense offset arrangements.
/2/ Annualized.
/3/ Not annualized.

                                                                Neuberger Berman

Neuberger Berman
Focus Fund
-----------------------------------------------------------


      Ticker Symbol: NBSSX




                  "Our investment approach for Focus Fund involves looking for companies that have low price-to-earnings ratios, solid balance sheets and strong management. We often find that these companies are concentrated in certain sectors of the economy, and we look further within these sectors for other companies that meet our criteria."

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic] The fund seeks long-term growth of capital.


To pursue this goal, the fund invests mainly in common stocks of companies of any size that fall within the following sectors:

 . autos and housing . machinery and . consumer goods and . equipment . services
 . media and . defense and aerospace . entertainment . energy . retailing .
financial services . technology . health care . transportation . heavy industry
 . utilities

At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors. However, it does not invest more than 25% of total assets in any one industry.

The manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with investing in a small number of sectors.

When a stock no longer meets the fund's investment criteria, the manager will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Industry Sectors

The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.
[END SIDEBAR]

                                                                      Focus Fund

                    MAIN RISKS

-----------------------------------------------------------


[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


           Most of the fund's performance depends on what happens in the stock [Graphic] market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply and you could lose money.


Because the fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors. These may include market, economic, political or regulatory developments, among others. The fund's performance may also suffer if a sector does not perform as the portfolio manager expected.

To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund's total assets in the financial services sector. (see Appendix)

To the extent that the fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the fund emphasizes that market capitalization, it could perform worse than certain other funds.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund is non-diversified. This means that the percentage of the fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------


           The charts below provide an indication of the risks of investing in [Graphic] Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]


1991       24.66
'92        21.10
'93        16.33
'94         0.87
'95        36.19
'96        16.22
'97        24.15
'98        13.24
'99        26.02
'00        12.42

Best quarter: Q4 '98, 34.51%       Worst quarter: Q3 '98, -27.51%
Year-to-date performance as of 9/30/01: -25.51%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00

                                                1 Year    5 Years  10 Years
         --------------------------------------------------------------------

         Focus Fund                           12.42       18.28     18.77
         S&P 500 Index                        -9.10       18.32     17.44
         Russell 1000 Value Index              7.02       16.91     17.36

         The S&P 500 is an unmanaged index of U.S. stocks.
         The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.


[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing heavily in energy stocks prior to November 1991, and invested mainly in large-cap stocks prior to September 1998, its performance during those times would have been different if current policies had been in effect.
[END SIDEBAR]

                                                                      Focus Fund

INVESTOR EXPENSES

-----------------------------------------------------------


[SIDEBAR]
 Management

Kent C. Simons is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund's assets since 1988.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.74% of average net assets.

[END SIDEBAR]
[Graphic] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can u compare costs among funLdasr.ge Pennies Image

FEE TABLE


       Shareholder fees                                          None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                         Management fees                         0.73
       Plus:             Distribution (12b-1) fees               None
                         Other expenses                          0.10
                                                                 ----
       Equals:           Total annual operating expenses         0.83

 *The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE


         The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


                                      1 Year     3 Years    5 Years     10 Years
         -----------------------------------------------------------------------
         Expenses                    $85        $265        $460       $1,025


Neuberger Berman

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------

Year Ended August 31,                                           1997       1998      1999      2000         2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
              Share price (NAV) at beginning of year           28.46      38.89      27.79     36.25     50.61
Plus:         Income from investment operations
              Net investment income (loss)                      0.08       0.10       0.02     (0.01)    (0.04)
              Net gains/losses -- realized and unrealized      12.00      (6.21)     10.50     19.69    (10.23)
              Subtotal: income from investment operations      12.08      (6.11)     10.52     19.68    (10.27)
Minus:        Distributions to shareholders
              Income dividends                                  0.22       0.06       0.09      0.01        --
              Capital gain distributions                        1.43       4.93       1.97      5.31      4.23
              Subtotal: distributions to shareholders           1.65       4.99       2.06      5.32      4.23
                                                             ----------------------------------------------------
Equals:       Share price (NAV) at end of year                 38.89      27.79      36.25     50.61     36.11
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                                          0.86       0.84       0.85      0.84      0.83
Expenses/(1)/                                                   0.86       0.84       0.85      0.85      0.83
Net investment income (loss) -- actual                          0.21       0.27       0.03     (0.02)    (0.09)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                               43.92     (17.37)     38.09     59.29    (20.40)
Net assets at end of year (in millions of dollars)           1,411.9    1,119.9    1,326.6   1,996.4   1,618.6
Portfolio turnover rate (%)                                       63         64         57        55        38


For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).



/1/ Shows what expenses would have been if there had been no expense offset arrangements.

                                                                      Focus Fund

Neuberger Berman
Genesis Fund
-----------------------------------------------------------


      Ticker Symbol: NBGNX


                  "We seek out small companies that are little-known and often found in less glamorous industries. Potential for growth is one area we focus on, but equally important to us is evidence of solid performance and a proven management team. And as value investors, we look for stocks that are selling at attractive prices."


This fund is closed to new investors.

GOAL & STRATEGY

-----------------------------------------------------------




[Graphic] The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

 above-average returns

 an established market niche

 circumstances that would make it difficult for new competitors to enter the market the ability to finance their own growth

 sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.
[END SIDEBAR]

                                                                    Genesis Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


[Graphic] Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.


Stock prices of many smaller companies are based on future expectations. The portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the fund is still subject to many of the risks of small-cap investing. These include the risk that the fund's holdings may:

 fluctuate more widely in price than the market as a whole

 underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor be more affected than other types of stocks by the underperformance of a sector that the managers decided to emphasize

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart hat the return would equal if you averaged out actual performance over Rule Imalgeengths of time and compares the return with that of a broad measure of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year


                                     [CHART]


1991       41.55
'92        15.62
'93        13.89
'94        -1.82
'95        27.31
'96        29.86
'97        34.89
'98        -6.95
'99         4.04
'00        32.51

Best quarter: Q1 '91, 25.05%       Worst quarter: Q3 '98, -16.43%
Year-to-date performance as of 9/30/01: -2.84%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00

                                               1 Year    5 Years   10 Years
           -----------------------------------------------------------------

           Genesis Fund                   32.51        17.58      18.00
           Russell 2000 Index             -3.02        10.31      15.53
           The Russell 2000 is an unmanaged index of U.S. small-cap stocks.



[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.
[END SIDEBAR]

                                                                    Genesis Fund

INVESTOR EXPENSES

-----------------------------------------------------------


[SIDEBAR]
 Management

Judith M. Vale, Robert W. D'Alelio and Kevin R.
O'Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund's assets since 1994. D'Alelio joined the firm in 1996 and has co-managed the fund's assets since 1997. From 1988 to 1996, he was a senior portfolio manager at another firm. O'Brien has been a manager since 2001, and an analyst in the research department of Neuberger Berman, LLC since 1996.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.96% of average net assets.

[END SIDEBAR]

[Graphic] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can u compare costs among funLdasr.ge Pennies Image


FEE TABLE

       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                      Management fees                        0.96
       Plus:          Distribution (12b-1) fees              None
                      Other expenses                         0.15
                                                             ----
       Equals:        Total annual operating expenses        1.11

*The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


                            1 Year      3 Years    5 Years     10 Years
--------------------------------------------------------------------------
Expenses                   $113        $353        $612       $1,352



Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                       1997          1998            1999    2000    2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
            Share price (NAV) at beginning of year           10.91           15.55       12.47   14.39   18.00
Plus:       Income from investment operations
            Net investment income (loss)                     (0.01)           0.11        0.11      --   (0.01)
            Net gains/losses -- realized and unrealized       4.80           (3.00)       2.27    3.69    2.83
            Subtotal: income from investment operations       4.79           (2.89)       2.38    3.69    2.82
Minus:      Distributions to shareholders
            Income dividends                                    --              --        0.12    0.08      --
            Capital gain distributions                        0.15            0.19        0.34      --    1.04
            Subtotal: distributions to shareholders           0.15            0.19        0.46    0.08    1.04
                                                           ------------------------------------------------------
Equals:     Share price (NAV) at end of year                 15.55           12.47       14.39   18.00   19.78
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain waiver and expense offset arrangements had not been in effect.
Net expenses -- actual                                        1.16            1.10        1.17    1.21    1.11
Gross expenses/(1)/                                           1.26            1.12          --      --      --
Expenses/(2)/                                                 1.17            1.11        1.17    1.21    1.11
Net investment income (loss) -- actual                       (0.08)           0.72        0.61   (0.02)  (0.07)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                             44.32/(3)/     (18.82)/(3)/ 19.20   25.79   16.52
Net assets at end of year (in millions of dollars)           718.1         1,079.1       851.3   749.0   978.3
Portfolio turnover rate (%)                                     18              18          33      38      19


For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/ Shows what this ratio would have been if there had been no management fee waiver.
/2/ Shows what expenses would have been if there had been no expense offset arrangements; the management fee waiver is included, however.
/3/ Would have been lower if Neuberger Berman Management had not waived a portion of the management fee.

                                                                    Genesis Fund

Neuberger Berman
Guardian Fund
-----------------------------------------------------------


      Ticker Symbol: NGUAX


                  "We look for established companies whose intrinsic value, by our measure, has yet to be discovered by the majority of investors. In managing overall risk, we make a conscious effort to determine the risk/reward scenario of each individual holding as well as its impact at the portfolio level."

 ................

GOAL & STRATEGY

-----------------------------------------------------------


[Graphic] The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of large-capitalization companies. Because the managers tend to find that undervalued stocks may be more common in certain sectors of the economy at a given time, the fund may emphasize those sectors.

The fund seeks to reduce risk by diversifying among a large number of companies across many different industries and economic sectors, and by managing its overall exposure to a wide variety of risk factors.

The managers look for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 . solid balance sheets

 . above-average returns

 . low valuation measures, such as price-to-earnings ratios

 . strong competitive positions

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Large-Cap Stocks

Large-cap companies are usually well-established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times.

Compared to smaller companies, large-cap companies can be less responsive to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.
[END SIDEBAR]

                                                                   Guardian Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]

           Most of the fund's performance depends on what happens in the stock [Graphic] market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you lose money.


At times, large-cap stocks may lag other types of stocks in performance, which could cause the fund to perform worse than certain other funds over a given time period.

To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the fund's performance is likely to be disproportionately affected by the economic, market, political, regulatory, and other developments that may influence those sectors. The fund's performance may also suffer if a sector does not perform as the portfolio managers expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]


1991       34.33
'92        19.01
'93        14.45
'94         0.60
'95        32.11
'96        17.88
'97        17.94
'98         2.35
'99         8.46
'00        -1.86

Best quarter: Q4 '98, 23.12%       Worst quarter: Q3 '98, -26.19%
Year-to-date performance as of 9/30/01: -10.80%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00

                                      1 Year    5 Years   10 Years
--------------------------------------------------------------------

Guardian Fund                       -1.86        8.66      13.93
S&P 500 Index                       -9.10       18.32      17.44
Russell 1000 Value Index             7.02       16.91      17.36

The S&P 500 is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

 Distribution History

The fund has paid an income distribution every quarter since its inception in 1950. It has also paid an annual capital gain distribution during the same period. Of course, the fund cannot guarantee that it will continue to make these distributions.

[END SIDEBAR]

                                                                   Guardian Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management

Kevin L. Risen and Allan R. White III are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Risen has co-managed the fund's assets since 1996. He joined Neuberger Berman in 1992 as an analyst, and has been a portfolio manager since 1995. White has been co-manager of the fund since September 1998, when he joined the firm. From 1989 to 1998 he was a portfolio manager at another firm.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.72% of average net assets.

[END SIDEBAR]

          The fund does not charge you any fees for buying, selling, or [Graphic] exchanging Investor Class shares, or for maintaining your account.
          Your only fund cost is your share of annual operating expenses. The expense example can you compare costs among funds.

FEE TABLE


       Shareholder fees                                  None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)*
       These are deducted from fund assets, so you pay them indirectly.
       Management fees                                   0.72
       Plus: Distribution (12b-1) fees                   None
       Other expenses                                    0.12
                                                         ----
       Equals: Total annual operating expenses           0.84

* The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE


         The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                      1 Year     3 Years    5 Years     10 Years
         --------------------------------------------------------------------------
         Expenses                    $86        $268        $466       $1,037



Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                     1997       1998       1999      2000      2001
----------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what itdistributed to investors, and how its share price changed.
           Share price (NAV) at
            beginning of year            23.78      31.41      21.32      22.72     20.22
           Income from investment
Plus:       operations
           Net investment income          0.15       0.18       0.18       0.14      0.13
           Net gains/losses --
            realized and unrealized       8.96      (6.09)      5.29       2.99     (2.82)
           Subtotal: income from
            investment operations         9.11      (5.91)      5.47       3.13     (2.69)
           Distributions to
Minus:      shareholders
           Income dividends               0.24       0.18       0.16       0.15      0.13
           Capital gain
            distributions                 1.24       4.00       3.91       5.48      3.10
           Subtotal: distributions
            to shareholders               1.48       4.18       4.07       5.63      3.23
                                       -----------------------------------------------------
           Share price (NAV) at end
Equals:     of year                      31.41      21.32      22.72      20.22     14.30
----------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they wouldhave been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                    0.80       0.79       0.82       0.84      0.84
Expenses/(1)/                             0.80       0.79       0.82       0.84      0.84
Net investment income -- actual           0.55       0.59       0.70       0.64      0.83
----------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributionswere reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                         39.69     (20.80)     26.12      16.84    (13.36)
Net assets at end of year (in
 millions of dollars)                  6,475.1    4,210.8    3,441.0    2,713.2   1,999.5
Portfolio turnover rate (%)                 50         60         73         83        88


For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).



/1/ Shows what expenses would have been if there had been no expense offset arrangements.


                                                                   Guardian Fund

Neuberger Berman
International Fund
-----------------------------------------------------------


      Ticker Symbol: NBISX


                  "In identifying attractive stocks from among the many
                   thousands currently available outside the U.S., it's important to have a clear strategy. This fund focuses on growth stocks in markets the managers find attractive, but uses strict valuation criteria."

GOAL & STRATEGY

-----------------------------------------------------------




[Graphic] The fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

To pursue this goal, the fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.


In picking stocks, the manager looks for well-managed companies that show potential for above-average growth and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected earnings growth. The manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.


When a stock no longer meets the fund's investment criteria, the manager will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Foreign Stocks

There are many promising opportunities for investment outside the U.S. These foreign markets often respond to different factors, and therefore tend to follow cycles that are different from each other.

For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth.

 Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.
[END SIDEBAR]

                                                              International Fund

                    MAIN RISKS

-----------------------------------------------------------


[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The fund may use derivatives for hedging and for speculation. Hedging could reduce the fund's losses from currency fluctuations, but could also reduce its gains. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. A derivative instrument could fail to perform as expected. Any speculative investment could cause a loss for the fund.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


[Graphic] Most of the fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversity, world markets may all react in similar fashion to important economic or political developments. The value of your investment will rise and fall, sometimes sharply, and you could lose money.


Foreign stocks are riskier than comparable U.S. stocks. This is in part because foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks -- sometimes for years. The fund could also underperform if the manager invests in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.


Growth stocks may suffer more than value stocks during market downturns. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.



Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with that of a broad measure of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]


1991
'92
'93
'94
'95          7.88
'96         23.69
'97         11.21
'98          2.35
'99         65.86
'00        -24.36

Best quarter: Q4 '99, 43.21%       Worst quarter: Q3 '98, -26.09%
Year-to-date performance as of 9/30/01: -22.08%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00

                                                             Since
                                                           Inception
                                 1 Year      5 Years       (6/15/94)
-----------------------------------------------------------------------

International Fund              -24.36         12.05         10.22
EAFE Index                      -13.96          7.43          7.31

The EAFE is an unmanaged index of stocks from Europe, Australasia, and the Far
East.



[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

Because the fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time would have been different if current policies had been in effect.
[END SIDEBAR]

                                                              International Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------


[SIDEBAR]
 Management


Valerie Chang and Benjamin Segal are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. In 1996 Chang joined the firm and became assistant manager of the fund. She has been the manager since 1997. She began her career in 1990 in banking, and from 1995 to 1996 was a senior securities analyst at another firm. Segal was an Associate Manager of the fund since January 1999 and has been its co-manager since December 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.



Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 1.11% of average net assets.

[END SIDEBAR]

[Graphic] The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares held for more than 180 days, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees
 (% of amount redeemed or exchanged)
These are deducted directly from your investment.
Redemption Fee*                                    2.00
Exchange Fee*                                      2.00
*A redemption fee of 2.00% is charged on investments held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund. See
 "Redemption Fee" for more information.
----------------------------------------------------------------------------
Annual operating expenses (% of average net assets)**
These are deducted from fund assets, so you pay them indirectly.
Management fees                                    1.11
Plus: Distribution (12b-1) fees                    None
Other expenses                                     0.45
                                                   ----
Equals: Total annual operating expenses            1.56

**Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund are limited to 1.70% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.70% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                            1 Year    3 Years    5 Years     10 Years
------------------------------------------------------------------------
Expenses                   $159       $493       $850       $1,856


Neuberger Berman

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------



Year Ended August 31,                                           1997      1998      1999      2000       2001
----------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost) what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year                       11.91      14.83     13.85     16.76      20.82
Plus: Income from investment operations
Net investment income (loss)                                    --      (0.03)    (0.08)    (0.07)      0.05
Net gains/losses -- realized and unrealized                   2.94      (0.81)     3.00      4.35      (4.74)
Subtotal: income from investment operations                   2.94      (0.84)     2.92      4.28      (4.69)
Minus: Distributions to shareholders
Income dividends                                              0.02         --        --      0.01         --
Capital gain distributions                                      --       0.14      0.01      0.21       4.32
Subtotal: distributions to shareholders                       0.02       0.14      0.01      0.22       4.32
                                                             ----------------------------------------------------
Equals: Share price (NAV) at end of year                     14.83      13.85     16.76     20.82      11.81
----------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.
Net expenses -- actual                                        1.70       1.70      1.61      1.43       1.56
Gross expenses/(1)/                                           1.69       1.61      1.59        --         --
Expenses/(2)/                                                 1.70       1.71      1.61      1.43       1.56
Net investment income (loss) -- actual                       (0.02)     (0.24)    (0.43)    (0.33)      0.33
----------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                             24.71      (5.69)    21.09     25.43     (25.71)
Net assets at end of year (in millions of dollars)           115.4      125.5     112.5     193.7       98.2
Portfolio turnover rate (%)                                     37         46        94        80         61



For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/Shows what this ratio would have been if there had been no expense reimbursement/repayment.
/2/Shows what expenses would have been if there had been no expense offset arrangements.
/3/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

                                                              International Fund

Neuberger Berman
Manhattan Fund
-----------------------------------------------------------

      Ticker Symbol: NMANX
                  "Without question, we are growth investors. We look for
                   companies that we think will deliver positive earnings surprises, particularly those with the potential to do so consistently. Ideally, we want to identify companies that will someday rank among the Fortune 500."

GOAL & STRATEGY

-----------------------------------------------------------


[Graphic] The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers look for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these firms may include:

 . above-average growth of earnings

 . earnings that have exceeded analysts' expectations

The managers may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy, and may drop a stock from the portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Mid-Cap Stocks


Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.


Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries and may not yet have reached their full potential. The growth investor looks for indications of continued success.
[END SIDEBAR]

                                                                  Manhattan Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


[Graphic] Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.


By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

 .  fluctuate more widely in price than the market as a whole

 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Growth stocks may also underperform during periods when the market favors value stocks. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. The fund's performance may also suffer if certain stocks do not perform as the portfolio managers expected. To the extent that the managers sell stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.


Neuberger Berman

PERFORMANCE

-----------------------------------------------------------



[Graphic] The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]


1991       30.89
'92        17.77
'93        10.01
'94        -3.60
'95        31.00
'96         9.85
'97        29.20
'98        16.39
'99        50.76
'00       -11.42

Best quarter: Q4 '99, 49.01%       Worst quarter: Q4 '00, -28.61%
Year-to-date performance as of 9/30/01: -42.77%


AVERAGE ANNUAL % TOTAL RETURNS as of 12/31/00



                                           1 Year   5 Years  10 Years
----------------------------------------------------------------------

Manhattan Fund                        -11.42       17.15     16.80
Russell Midcap Growth Index           -11.75       17.77     18.10
S&P 500 Index                          -9.10       18.32     17.44

The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.
The S&P 500 is an unmanaged index of U.S. stocks.


[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing in stocks of all capitalizations and used a comparatively more value-oriented investment approach prior to July 1997, its performance would have been different if current policies had been in effect.
[END SIDEBAR]

                                                                  Manhattan Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management

Jennifer K. Silver and Brooke A. Cobb are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Silver is the Director of the Growth Equity Group, and has been co-manager of the fund since joining the firm in 1997. From 1981 to 1997, she was an analyst and a portfolio manager at another firm. Cobb has been co-manager of the fund since joining the firm in 1997. From 1972 to 1997, he was a portfolio manager at several other firms.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research management and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.78% of average net assets.

[END SIDEBAR]
          The fund does not charge you any fees for buying, selling, or [Graphic] exchanging Investor Class shares, or for maintaining your account.
          Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funLdasr.ge



FEE TABLE

Shareholder fees                                  None
-----------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
             Management fees                      0.78
Plus:        Distribution (12b-1) fees            None
             Other expenses                       0.17
                                                --------
Equals:      Total annual operating expenses      0.95

*The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                           1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                   $97      $303      $525      $1166


Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                             1997     1998      1999      2000      2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed
                 Share price (NAV) at beginning of year         11.94     14.51     9.42      12.07     21.01
Plus:            Income from investment operations
                 Net investment loss                            (0.03)    (0.05)   (0.06)     (0.08)    (0.05)
                 Net gains/losses -- realized and unrealized     4.26     (1.20)    3.54      10.22     (8.97)
                 Subtotal: income from investment operations     4.23     (1.25)    3.48      10.14     (9.02)
Minus:           Distributions to shareholders
                 Capital gain distributions                      1.66      3.84     0.83       1.20      5.36
                 Subtotal: distributions to shareholders         1.66      3.84     0.83       1.20      5.36
                                                                -------------------------------------------------
Equals:          Share price (NAV) at end of year               14.51      9.42    12.07      21.01      6.63
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                                           0.98      0.94     1.00       0.92      0.95
Expenses/(1)/                                                    0.99      0.95     1.00       0.92      0.95
Net investment loss -- actual                                   (0.20)    (0.42)   (0.50)     (0.52)    (0.52)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                                38.75    (11.02)   37.40      87.89    (51.10)
Net assets at end of year (in millions of dollars)              570.4     476.6    566.0    1,178.6     517.8
Portfolio turnover rate (%)                                        89        90      115        105       102


For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).



/1/ Shows what expenses would have been if there had been no expense offset arrangements.

                                                                  Manhattan Fund

Neuberger Berman
Millennium Fund
-----------------------------------------------------------


      Ticker Symbol: NBMIX




                   "We make it our business to track down promising small-cap companies wherever they may be. As a result, this fund enables investors who can accept the risks of small-cap stocks to pursue the potential for long-term growth that small-caps may provide."

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]      The fund seeks growth of capital.

To pursue this goal, the fund invsemsatlslmainly in common stocks of scmhaelsls-ciampaigtealization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers take a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may drop a stock from the portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.
[END SIDEBAR]

                                                                 Millennium Fund

MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


            Most of the fund's performance depends on what happens in the stock
[Graphic]   market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes, and you could lose moneyl.arge



By focusing on small-cap stocks, the fund is subject to many of their risks, including the risk its holdings may:

 fluctuate more widely in price than the market as a whole

 underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor be more affected by the performance of those sectors in which small-cap growth stocks may be concentrated

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. The fund's performance may also suffer if certain stocks do not perform as the portfolio managers expected.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

            The charts below provide an indication of the risks of investing in
            Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below
[Graphic]   the chart that the return would equal if you averaged out actual performance over lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.



YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]


1991
'92
'93
'94
'95
'96
'97
'98
'99       130.49
'00       -28.68

Best quarter: Q4 '99, 72.95%       Worst quarter: Q4 '00, -26.77%
Year-to-date performance as of 9/30/01: -33.65%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00


                                                                           Since
                                                                       Inception
                                                         1 Year  (10/20/98)
        ----------------------------------------------------------------------

        Millennium Fund                         -28.68            51.46
        Russell 2000 Growth Index               -22.43            17.18
        Russell 2000 Index                       -3.02            16.92

        The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.
        The Russell 2000 is an unmanaged index of U.S. small-cap stocks.

[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.


As a frame of reference, the table includes a broad-based index of the U.S. small-cap market and an index of the portion of the small-cap market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]

                                                                 Millennium Fund

INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management


Michael F. Malouf and Richard J. Jodka are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Malouf has co-managed the fund since its inception in 1998, and has been Director of the Small-Cap Growth Group since 2001. From 1991 to 1998, he was a portfolio manager at another firm. Jodka has co-managed the fund since 2001. From 1994 through 2000 he was a portfolio manager at two other firms, and joined Neuberger in 2000.





Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 1.11% of average net assets.

[END SIDEBAR]


               The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your
[Graphic]      account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

Shareholder fees                                      None
-------------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
               Management fees                        1.11
Plus:          Distribution (12b-1) fees              None
               Other expenses                         0.36
                                                   -----------
Equals:        Total annual operating expenses        1.47

*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund are limited to 1.75% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.75% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                            1 Year    3 Years    5 Years   10 Years
---------------------------------------------------------------------
Expenses                   $150       $465       $803      $1757


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                                     1999/(1)/        2000             2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of year             10.00         19.49        36.02
Plus:                  Income from investment operations
                       Net investment loss                                (0.10)        (0.24)       (0.21)
                       Net gains/losses -- realized and unrealized         9.59         18.61       (16.36)
                       Subtotal: income from investment operations         9.49         18.37       (16.57)
Minus:                 Distributions to shareholders
                       Capital gain distributions                            --          1.84         5.09
                       Tax return of capital                                 --            --         0.01
                       Subtotal: distributions to shareholders               --          1.84         5.10
                                                                         ----------------------------------------
Equals:                Share price (NAV) at end of year                   19.49         36.02        14.35
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.
Net expenses -- actual                                                     1.75/(2)/     1.38         1.47
Gross expenses/(3)/                                                        2.13/(2)/     1.33           --
Expenses/(4)/                                                              1.76/(2)/     1.38         1.47
Net investment loss -- actual                                             (1.23)/(2)/   (0.94)       (1.08)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                                          94.90/(5)(6)/ 96.88       (48.32)
Net assets at end of year (in millions of dollars)                         66.4         315.5        118.0
Portfolio turnover rate (%)                                                 208           176          158



For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/  Period from 10/20/98 (beginning of operations) to 8/31/99.
/2/  Annualized.
/3/ Shows what this ratio would have been if there had been no expense reimbursement/repayment.
/4/ Shows what expenses would have been if there had been no expense offset arrangements.
/5/ Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
/6/  Not annualized.

                                                                 Millennium Fund

Neuberger Berman
Partners Fund
-----------------------------------------------------------


      Ticker Symbol: NPRTX


                  "Our goal is to find companies that we believe are undervalued relative to their earnings potential, where we see a gap between the actual price of a stock and its intrinsic value. When a company grows in value and/or the valuation gap closes, the success of our strategy is realized."

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic] The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies and industries.

The manager looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 .    strong fundamentals, such as a company's financial, operational, and competitive positions

 .    consistent cash flow

 .    a sound earnings record through all phases of the market cycle

The manager may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The fund generally considers selling a stock when it reaches the manager's target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Mid- and Large-Cap Stocks


Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.


Large-cap companies are usually well-established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.
[END SIDEBAR]

                                                                   Partners Fund

MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]




               Most of the fund's performance depends on what happens in the
[Graphic]      stock market. The market's behavior is unpredictable,
               particularly in the short term. The value of your investment will rise and fall, and you could lose money.


To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks, and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.


To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the fund's performance is likely to be disproportionately affected by the economic, market, regulatory and other developments that may influence those sectors.


With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. To the extent that the manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------



               The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below
[Graphic]      the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]


1991       22.36
'92        17.52
'93        16.46
'94        -1.89
'95        35.21
'96        26.49
'97        29.23
'98         6.28
'99         7.80
'00         0.57

Best quarter: Q4 '98, 16.37%       Worst quarter: Q3 '98, -14.73%
Year-to-date performance as of 9/30/01: -16.55%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00


                                      1 Year    5 Years   10 Years
--------------------------------------------------------------------
Partners Fund                        0.57       13.50      15.39
S&P 500 Index                       -9.10       18.32      17.44
Russell 1000 Value Index             7.02       16.91      17.36

The S&P 500 is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.
[END SIDEBAR]

                                                                   Partners Fund

INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the fund since 1998, and was a portfolio manager at another firm from 1993 to 1998.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01 the management/administration fees paid to Neuberger Berman Management were 0.73% of average net assets.

[END SIDEBAR]

               The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your
[Graphic]      account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.


FEE TABLE

Shareholder fees                                      None
-------------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
               Management fees                        0.73
Plus:          Distribution (12b-1) fees              None
               Other expenses                         0.11
                                                      -----------
Equals:        Total annual operating expenses        0.84

 *The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                            1 Year    3 Years    5 Years   10 Years
---------------------------------------------------------------------
Expenses                    $86       $268       $466      $1037

Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                          1997       1998      1999      2000         2001
------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost),what it distributed to investors, and how its share price changed.
             Share price (NAV) at beginning of year           23.88      31.60      22.97     26.42     25.03
Plus:        Income from investment operations
             Net investment income                             0.19       0.23       0.27      0.19      0.08
             Net gains/losses -- realized and unrealized      10.36      (2.83)      5.59      1.81     (2.47)
             Subtotal: income from investment operations      10.55      (2.60)      5.86      2.00     (2.39)
Minus:       Distributions to shareholders
             Income dividends                                  0.22       0.19         --      0.29      0.17
             Capital gain distributions                        2.61       5.84       2.41      3.10      1.93
             Subtotal: distributions to shareholders           2.83       6.03       2.41      3.39      2.10
                                                            ----------------------------------------------------
Equals:      Share price (NAV) at end of year                 31.60      22.97      26.42     25.03     20.54
------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                                         0.81       0.80       0.82      0.84      0.84
Expenses/(1)/                                                  0.81       0.80       0.82      0.84      0.84
Net investment income -- actual                                0.72       0.78       0.94      0.60      0.35
------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                              47.11     (10.03)     26.08      8.51     (9.68)
Net assets at end of year (in millions of dollars)          3,103.7    2,812.7    2,854.4   2,191.8   1,689.4
Portfolio turnover rate (%)                                      77        109        132        95        73



For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/ Shows what expenses would have been if there had been no expense offset arrangements.

                                                                   Partners Fund

Neuberger Berman
Regency Fund
-----------------------------------------------------------


      Ticker Symbol: NBRVX


                  "We focus on the mid-cap sector of the market because we
                   believe there are numerous opportunities there to find less well-known values. We look for leadership companies with strong fundamentals whose underlying value is not yet reflected in their stock prices."

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]     The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among different companies and industries.

The manager looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 .    strong fundamentals, such as a company's financial, operational, and competitive positions

 .    consistent cash flow

 .    a sound earnings record through all phases of the market cycle

The manager may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The fund generally considers selling a stock when it reaches the manager's target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Mid-Cap Stocks



Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.


Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.
[END SIDEBAR]
                                                                    Regency Fund

MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


               Most of the fund's performance depends on what happens in the
[Graphic]      stock market. The market's behavior is unpredictable,
               particularly in the short term. The value of your investment will rise and fall, and you could lose money.


By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

 fluctuate more widely in price than the market as a whole

 underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the fund's performance is likely to be disproportionately affected by the economic, market, political, regulatory and other developments that may influence those sectors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market, political, regulatory or economic conditions. To the extent that the managers sell stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.



Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

               The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below
[Graphic]      the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]

1991
'92
'93
'94
'95
'96
'97
'98
'99
'00      31.24

Best quarter: Q4 '99, 15.64%       Worst quarter: Q3 '99, -11.50%
Year-to-date performance as of 9/30/01: -11.89%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00


                                      Since
                                  Inception
                           1 Year  (6/1/99)
--------------------------------------------
Regency Fund               31.24    25.64
Russell Midcap Index        8.25    12.21
Russell Midcap Value Index 19.18     7.26

[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.


As a frame of reference, the table includes a broad-based index of the U.S. mid-cap market and an index of the portion of the mid-cap market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]
                                                                    Regency Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management


Robert I. Gendelman is a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC, where he has been a portfolio manager since 1994. He has managed the fund since its inception in 1999.


Andrew B. Wellington is a Vice President of both Neuberger Berman Management and Neuberger Berman, LLC. He has been an Associate Manager of the Fund since 2001. From 1996 to 2001, he was a portfolio manager at another firm.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.81% of average net assets.

[END SIDEBAR]

               The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your
[Graphic]      account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                      Management fees                        0.81
       Plus:          Distribution (12b-1) fees              None
                      Other expenses                         0.80
                                                          -----------
       Equals:        Total annual operating expenses        1.61
       Minus:         Expense reimbursement                  0.11
                                                          -----------
       Equals:        Net expenses                           1.50


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/11, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE

            The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                     1 year    3 years   5 Years   10 Years
            ------------------------------------------------------------------
            Expenses                 $153      $474      $818      $1,791


Neuberger Berman

FINANCIAL HIGHLIGHTS





Year Ended August 31,                                                      1999/(1)/      2000           2001
------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                    Share price (NAV) at beginning of year                 10.00          9.82          13.02
Plus:                Income from investment operations
                     Net investment income                                   0.01            --             --
                     Net gains/losses -- realized and unrealized            (0.19)         3.38           0.60
                     Subtotal: income from investment operations            (0.18)         3.38           0.60
Minus:               Distributions to shareholders
                     Income dividends                                          --          0.02             --
                     Capital gain distributions                                --          0.16           0.70
                     Subtotal: distributions to shareholders                   --          0.18           0.70
                                                                           -------------------------------------
Equals:              Share price (NAV) at end of year                        9.82         13.02          12.92
------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                                       1.50/(2)/     1.50           1.50
Gross expenses/(3)/                                                          8.38/(2)/     2.22           1.61
Expenses/(4)/                                                                1.51/(2)/     1.51           1.50
Net investment income (loss) -- actual                                       0.66/(2)/       --          (0.02)
------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)/(5)/                                                       (1.80)/(6)/   34.95           4.81
Net assets at end of year (in millions of dollars)                            7.9          10.9           16.0
Portfolio turnover rate (%)                                                    42           200            256



For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/  Period from 6/1/99 (beginning of operations) to 8/31/99.
/2/  Annualized.
/3/ Shows what this ratio would have been if there had been no expense reimbursement.
/4/ Shows what expenses would have been if there had been no expense offset arrangements.
/5/ Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
/6/  Not annualized.

                                                                    Regency Fund

Neuberger Berman
Socially Responsive Fund
-----------------------------------------------------------


      Ticker Symbol:  NBSRX


                  "We believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. We look for companies that meet value investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship."

GOAL & STRATEGY

-----------------------------------------------------------

               The fund seeks long-term growth of capital by investing primarily [Graphic] in securities of companies that meet the fund's financial criteria and social policy.

To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing in a large number of companies across many different industries.

The managers initially screen companies using value investing criteria. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors. Among companies that meet these criteria, the managers look for those that show leadership in three areas:
 environmental concerns
 diversity in the work force
 progressive employment and workplace practices, and community relations

The managers typically also look at a company's record in public health and the nature of its products. The managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the fund endeavors to avoid companies that derive revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power. The fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

Under normal market conditions, at least 80% of the fund's total assets will be invested in equity securities, all of which are selected in accordance with its social policy. When a stock no longer meets the fund's investment criteria, or the social policy, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Social Investing

Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.
[END SIDEBAR]

                                                       Socially Responsive Fund

MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. These investments are not subject to the fund's social policy.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


               Most of the fund's performance depends on what happens in the
[Graphic]      stock market. The market's behavior is unpredictable,
               particularly in the short term. The value of your investment will rise and fall, and you could lose money.


The fund's social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

 .    undervalued stocks that don't meet the social criteria could outperform those that do

 .    economic or political changes could make certain companies less attractive for investment

 .    the social policy could cause the fund to sell or avoid stocks that subsequently perform well

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks, and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

               The charts below provide an indication of the risks of investing in Investor Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below
[Graphic]      the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

                                     [CHART]


1991
'92
'93
'94
'95        38.94
'96        18.50
'97        24.41
'98        15.01
'99         7.04
'00        -0.44

Best quarter: Q4 '98, 20.98%       Worst quarter: Q3 '98, -14.24%
Year-to-date performance as of 9/30/01: -14.12%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00

                                                            Since
                                                          Inception
                                         1 Year   5 Years (3/16/94)
--------------------------------------------------------------------

Socially Responsive Fund             -0.44       12.56      13.89
S&P 500 Index                        -9.10       18.32      18.64
Russell 1000 Value Index              7.02       16.91      17.03

The S&P 500 is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

[SIDEBAR]
 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.
[END SIDEBAR]

                                                       Socially Responsive Fund

INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]
 Management

Janet Prindle, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined the latter firm in 1977. She has been managing assets using social criteria since 1990 and has been manager of the fund since 1994.


Arthur Moretti, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined each firm in 2001 and has managed the fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.


Robert Ladd and Ingrid S. Dyott are Vice Presidents of Neuberger Berman Management and have been Associate Managers of the fund since 1997. Ladd has been a portfolio manager at the firm since 1992 and is a Managing Director of Neuberger Berman, LLC; Dyott was project director for a social research group from 1995 to 1997.


Neuberger Berman Management is the fund's investment manager, ad- ministrator, and distributor, and in turn engages Neuberger Berman, LLC to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.81% of average net assets.

[END SIDEBAR]

               The fund does not charge you any fees for buying, selling, or exchanging Investor Class shares, or for maintaining your
[Graphic]      account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees                                     None
-------------------------------------------------------------------
Annual operating expenses (% of average net assets)* *These are deducted from fund assets, so you pay them indirectly
              Management fees                          0.81
Plus:         Distribution (12b-1) fees                None
              Other expenses                           0.32
                                                    -------------
Equals:       Total annual operating expenses          1.13

*The figures in the table are based on last year's expenses

EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                 $115      $359      $622      $1,375



Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                             1997         1998     1999     2000       2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                Share price (NAV) at beginning of year            13.88      17.79    16.32    21.33    21.01
Plus:           Income from investment operations
                Net investment income                              0.03       0.07     0.02       --     0.02
                Net gains/losses -- realized and unrealized        4.33      (1.11)    5.94     0.57    (2.07)
                Subtotal: income from investment operations        4.36      (1.04)    5.96     0.57    (2.05)
Minus:          Distributions to shareholders
                Income dividends                                   0.03       0.03     0.07     0.02       --
                Capital gain distributions                         0.42       0.40     0.88     0.87       --
                Subtotal: distributions to shareholders            0.45       0.43     0.95     0.89       --
                                                                -------------------------------------------------
Equals:         Share price (NAV) at end of year                  17.79      16.32    21.33    21.01    18.96
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.
Net expenses -- actual                                             1.48       1.10     1.10     1.12     1.13
Gross expenses                                                     1.20/(1)/    --       --       --       --
Expenses/(2)/                                                      1.49       1.10     1.10     1.12     1.13
Net investment income -- actual                                    0.23       0.43     0.12     0.01     0.08
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                                  31.96      (6.02)   37.09     2.96    (9.76)
Net assets at end of year (in millions of dollars)                 59.7       82.5    118.9    107.6     87.8
Portfolio turnover rate (%)                                          51         47       53       76       83

For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/ Shows what this ratio would have been if there had been no expense reimbursement/repayment.
/2/ Shows what expenses would have been if there had been no expense offset arrangements.



                                                       Socially Responsive Fund

Neuberger Berman
Technology Fund
-----------------------------------------------------------


      Ticker Symbol: NBTFX





                  "We constantly challenge what we thought yesterday and we
                   revise it for what we believe is right for today. Rapid change and evolution are part of the opportunity in the technology sector. Our job is not to fight change; it's to try to take advantage of that change."

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic] The fund seeks long term growth of capital.


To pursue this goal, the fund normally invests at least 80% of its net assets in companies substantially engaged in offering, using or developing products, processes or services that provide or that benefit significantly from technological advances, or are expected to do so. The fund may invest in companies of any capitalization size, and may invest up to 20% of its assets in foreign companies.

Some of the businesses that are, from time to time, likely to make up a significant portion of the portfolio, either individually or in the aggregate are:
 . computer products, software and electronic components
 . computer services
 . telecommunications
 . networking
 . Internet
 . biotechnology, pharmaceuticals or medical technology

The managers take a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, technology or management. Factors in identifying these firms may include surprises in the company's fundamentals relative to the market's expectations, financial strength, a strong position relative to competitors and a stock price that is reasonable relative to its growth rate. The managers follow a disciplined selling strategy and may sell a portfolio stock when they believe it is not likely to exceed the market's expectations, it fails to perform as expected, or it appears less desirable than another stock.

The fund may trade actively at certain times to take advantage of industries that are benefiting from recent innovations or attractive changes in stock prices.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Technology Stocks


Technology companies are those whose processes, products or services may be expected to significantly benefit from technological developments and the application of technological advances. Therefore, these companies may be found in virtually any industry. Because the managers seek companies that benefit from innovations, there may be times when a significant portion of the portfolio consists of small- and mid-cap companies.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. In certain rapidly-emerging industries, such as the Internet, success may be measured in market share rather than profits. Often, growth stocks are in emerging or rapidly growing industries and may not yet have reached their full potential. The growth investor looks for indications of continued success.
[END SIDEBAR]

                                                                 Technology Fund

MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]
 Foreign Securities

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.
[END SIDEBAR]


               Most of the fund's performance depends on what happens in the
[Graphic]      stock market. The market's behavior is unpredictable,
               particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.


By focusing on technology stocks, the fund is subject to their risks, including the risk its holdings may:

 .    fluctuate more widely and rapidly in price than the market as a whole

 .    underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when these stocks are out of favor


 .    be subject to the risk that stocks of companies in inter-related industries will decline in price due to sector-specific developments


 .    be affected by obsolete technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

To the extent that the fund invests in a type of stock, it takes on the risks associated with that type. For instance, mid-cap and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Growth stocks in particular may underperform during periods when the market favors value stocks. The fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Performance -- When this prospectus was prepared, the fund had not completed a full calendar year of operations. Accordingly, performance charts are not included.

Neuberger Berman

INVESTOR EXPENSES

-----------------------------------------------------------

               The fund does not charge you any fees buying shares, selling or exchanging Investor Class shares held for more than 180 days, or
[Graphic]      maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.



FEE TABLE


Shareholder Fees
(% of amount redeemed or exchanged)
These are deducted directly from your investment. Redemption Fee* 2.00 Exchange
Fee* 2.00 * A redemption fee of 2.00% is charged on investments held 180 days or less,
 whether fund shares are redeemed or exchanged for shares of another fund.
 See "Redemption Fee" for more information.
-------------------------------------------------------------------------------
Annual Operating Expenses (% of average net assets)** These are deducted from fund assets, so you pay them indirectly.
                     Management Fees                             1.11
Plus:                Distribution (12b-1) fees                   None
                     Other expenses                              1.49
                                                                 ------------
Equals:              Total annual operating expenses             2.60
Minus:               Expense Reimbursement                       0.60
                                                                 ------------
Equals:              Net expenses                                2.00


**Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/11, so that the total operating expenses of the fund are limited to 2.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 2.00% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be lower or higher.
                             1 Year        3 Years    5 Years         10 Years
--------------------------------------------------------------------------------
Expenses                   $203          $627         $1,078           $2,237

[SIDEBAR]
 Management

The fund is managed by a team of investment professionals led by Jennifer K. Silver, Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC. This team is part of the Growth Equity Group at Neuberger Berman headed by Silver, and has managed the fund's assets since May 2000.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months 8/31/01, the management/administration fees paid to Neuberger Berman Management were 1.11% of average net assets.

[END SIDEBAR]
                                                                 Technology Fund

FINANCIAL HIGHLIGHTS





Year Ended August 31,                                                              2000/(1)/          2001
-------------------------------------------------------------------------------------------------------------------

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                          Share price (NAV) at beginning of year                 10.00           12.16
Plus:                     Income from investment operations
                          Net investment loss                                    (0.01)          (0.09)
                          Net gains/losses -- realized and unrealized             2.17           (8.44)
                          Subtotal: income from investment operations             2.16           (8.53)
Minus:                    Distributions to Shareholders
                          Capital gain distribution                                 --           (0.02)
                          Subtotal: distributions to Shareholder                    --           (0.02)
                                                                                ---------------------------------
Equals:                   Share price (NAV) at end of year                       12.16            3.61
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses -- actual                                                            2.00/(2)/       2.00
Gross expenses/(3)/                                                               3.92/(2)/       2.60
Expenses/(4)/                                                                     2.00/(2)/       2.00
Net investment loss -- actual                                                    (0.12)/(6)/     (1.45)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)/(5)/                                                            21.60/(6)/     (70.24)
Net assets at end of year (in millions of dollars)                                22.0             9.0
Portfolio turnover rate (%)                                                         55             234



For dates prior to 12/16/00, the figures above are from the Investor Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/  Period from 5/1/00 (beginning of operations) to 8/31/00.
/2/  Annualized.
/3/ Shows what this ratio would have been if there had been no expense reimbursement.
/4/ Shows what expenses would have been if there had been no expense offset arrangements.
/5/ Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
/6/  Not annualized.

Neuberger Berman

                (This page has been left blank intentionally.)

      Your Investment

                    SHARE PRICES

-----------------------------------------------------------

[SIDEBAR]
 Share Price Calculations


The price of Investor Class shares of a fund is the total value of the assets attributable to Investor Class minus the liabilities attributable to that class, divided by the total number of Investor Class shares. Because the value of a fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the funds use market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When the fund believes a market price does not reflect a security's true value, the fund may substitute for the market price a fair-value estimate made according to methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities.
[END SIDEBAR]

Because Investor Class shares of these funds do not have sales charges, the price you pay for each share of a fund is the fund's net asset value per share. Unless a redemption fee is applied, the funds pay you the full share price when you sell shares. Of the funds in this prospectus, only International and Technology Funds impose a redemption fee on sales or exchanges of fund shares held 180 days or less. If you own shares of these funds, see "Redemption Fee" for more information on when a redemption fee would be charged to your account. If you use an investment provider, that provider may charge fees which are in addition to those described in this prospectus.

The funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). Each fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. If you use an investment provider, depending on when it accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Neuberger Berman

PRIVILEGES

AND SERVICES

-----------------------------------------------------------


If you purchase Investor Class shares directly from Neuberger Berman Management, you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

Systematic Investments -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

Systematic Withdrawals -- This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers -- When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system. This service is not available for retirement accounts.

Internet Access -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDfone(R) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

[SIDEBAR]
 Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount -- say, $100 a month -- you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
[END SIDEBAR]

                                                                 Your Investment

                    DISTRIBUTIONS

                    AND TAXES

-----------------------------------------------------------

[SIDEBAR]
 Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional fund shares or paid to shareholders in cash.

Because of this, if you buy shares just before a fund makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you're investing in a fund through a tax-advantaged account, there are no tax consequences to you from a distribution.
[END SIDEBAR]

Distributions -- Each fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the funds make these distributions once a year (in December), except for Guardian Fund, which typically distributes any net investment income quarterly.

Unless you designate otherwise, your income and capital gain distributions from a fund will be reinvested in that fund. However, if you prefer you may:

 .    receive all distributions in cash

 .    reinvest capital gain distributions, but receive income distributions in cash

Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Investor Class shares of another Neuberger Berman Fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult its representative about whether your income and capital gain distributions from a fund will be reinvested in that fund or paid to you in cash.

How distributions are taxed -- Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see sidebar on facing page) will help clarify this for you.

Neuberger Berman

-----------------------------------------------------------

Income distributions and net short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund, or whether you reinvested your distributions.

How share transactions are taxed -- When you sell or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts.

[SIDEBAR]
 Taxes and You

The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider send you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.
[END SIDEBAR]

                                                                 Your Investment

                    MAINTAINING YOUR

                    ACCOUNT

-----------------------------------------------------------

[SIDEBAR]
 Backup Withholding


When sending in your application, it's important to provide your Social Security or other taxpayer ID number. If we don't have this number, the IRS requires a fund to deduct back-up withholding from money you receive from the fund, whether from selling shares or from distributions. We are also required to withhold based at the current rate money you receive from distributions if the IRS tells us that you are otherwise subject to backup withholding.



If the appropriate ID number has been applied for but is not available (such as in the case of a custodial account for a newborn), you may open the account without a number. However, we must receive the number within 60 days in order to avoid back-up withholding. This 60 day grace period is not available on all types of accounts. For information on custodial accounts, call 800-877-9700.

[END SIDEBAR]


When you buy shares -- Instructions for buying shares from Neuberger Berman Management are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the funds or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.


When you sell shares -- If you bought your shares from Neuberger Berman Management, instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

 in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

The funds do not issue certificates for shares. If you have share certificates from prior purchases, please note that the only way to redeem share certificates is by sending in those certificates. Also, if you lose a certificate, you will be charged a fee to replace it.

Neuberger Berman

MAINTAINING YOUR

ACCOUNT continued

-----------------------------------------------------------


If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire or certified check.


If you sell shares of International or Technology Funds in 180 days or less of purchase, you may be charged a redemption fee. See the "Redemption Fee" section for more information.



In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees"). These cases include:


 .    when selling more than $50,000 worth of shares

 .    when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record

 .    when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

When selling shares in an account that you do not intend to close, be sure to leave at least $1,000 worth of shares in the account. Otherwise, the fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

Uncashed checks -- We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

[SIDEBAR]
 Signature Guarantees

A signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a signature guarantee. [END SIDEBAR]

                                                                 Your Investment

                    MAINTAINING YOUR

                    ACCOUNT continued

-----------------------------------------------------------

[SIDEBAR]
 Investment Providers

The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management. However, if you use an investment provider, most of the information you'll need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.
[END SIDEBAR]

Statements and confirmations -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares -- You can move money from one Neuberger Berman fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase Investor Class shares of another fund. There are three things to remember when making an exchange:

 both accounts must have the same registration

 you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.


International and Technology Funds charge certain shareholders a redemption fee on exchanges of fund shares held 180 days or less. See the "Redemption Fee" section for more information.


Neuberger Berman

MAINTAINING YOUR

ACCOUNT continued

-----------------------------------------------------------

Placing orders by telephone -- Neuberger Berman fund investors have the option of placing telephone orders, subject to certain restrictions. On non-retirement accounts, this option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

Other policies -- Under certain circumstances, the funds reserve the right to:

 .    suspend the offering of shares

 .    reject any exchange or investment order

 .    change, suspend, or revoke the exchange privilege

 .    suspend the telephone order privilege

 .    satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

 .    suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

 .    change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

[SIDEBAR]
 Investment Providers
 (continued)

If you use an investment provider, you must contact that provider to buy or sell shares of any of the funds described in this prospectus.


Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares. See "When You Exchange Shares" for more information.

[END SIDEBAR]
                                                                 Your Investment

BUYING SHARES





Method                Things to know
--------------------------------------------------------------------------------
Sending us a check    Your first investment must be at least $1,000
----------------------
                      Additional investments can be as little as $100

                      We cannot accept cash, money orders, starter checks, or travelers checks

                      You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

                      All checks must be made out to "Neuberger Berman Funds;"
                      we cannot accept checks made out to you or other parties
                      and signed over to us
--------------------------------------------------------------------------------
Wiring money          All wires must be for at least $1,000
----------------------
--------------------------------------------------------------------------------
Exchanging from       All exchanges must be for at least $1,000
another fund
                      Both accounts involved must be registered in the same
----------------------
                      name, address and tax ID number

                      An exchange order cannot be cancelled or changed once it
                      has been placed
--------------------------------------------------------------------------------
By telephone          We do not accept phone orders for a first investment
----------------------
                      Additional investments must be for at least $1,000

                      Additional shares will be purchased upon receipt by our transfer agent of your money

                      Not available on retirement accounts
--------------------------------------------------------------------------------
Setting up systematic All investments must be at least $100
investments
----------------------


Neuberger Berman

Instructions
---------------------------------------------------------------------
Fill out the application and enclose your check
If regular first-class mail, address to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
66 Brooks Drive
Braintree, MA 02184-3839

---------------------------------------------------------------------
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the fund name, your account number and other information as requested

---------------------------------------------------------------------
Call 800-877-9700 to place your order To place an order using FUNDfone(R), call 800-335-9366

---------------------------------------------------------------------
Call 800-877-9700 to notify us of your purchase
Immediately follow up with a wire or electronic transfer

To add shares to an existing account using FUNDfone(R), call
800-335-9366

---------------------------------------------------------------------
Call 800-877-9700 for instructions




[SIDEBAR]
 Retirement Plans

We offer investors a number of tax-advantaged plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at retirement. Contributions are deductible for some investors, but even when they're not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: Coverdell Education Savings Account (starting 1/1/02 -- Formerly the Education IRA). SEP-IRA, SIMPLE, Keogh, and other types of plans. Consult your tax professional to find out which types of plans may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan.
[END SIDEBAR]

                                                                 Your Investment

SELLING SHARES





Method                Things to know
--------------------------------------------------------------------------------
Sending us a letter   Unless you instruct us otherwise, we will mail your
                      proceeds by check

----------------------
                      to the address of record, payable to the registered
                      owner(s)

                      If you have designated a bank account on your application, you can request that we wire the proceeds to this account;
                      if the total balance in all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 fee

                      You can also request that we send the proceeds to your designated bank account by electronic transfer without fee

                       You may need a signature guarantee

                      Please also supply us with your e-mail address and day
                      time telephone number when you write to us in the event we need to reach you
--------------------------------------------------------------------------------
Sending us a fax      For amounts of up to $50,000
----------------------
                      Not available if you have changed the address on the
                      account by phone, fax, or postal address change in the
                      past 15 days
--------------------------------------------------------------------------------
Calling in your order All phone orders to sell shares must be for at least
$1,000 unless

----------------------
                         you are closing out an account

                      Not available if you have declined the phone option
                      (unless you are an IRA Shareholder over 59 1/2 years or older with your birthdate on record)

                      Not available if you have changed the address on the
                      account by phone, fax, or postal address change in the
                      past 15 days
--------------------------------------------------------------------------------
Exchanging into       All exchanges must be at least $1,000
another fund
                      Both accounts must be registered in the same name, address and tax
----------------------
                      ID number

                      An exchange order cannot be cancelled or changed once it
                      has been placed
--------------------------------------------------------------------------------
Setting up systematic For accounts with at least $5,000 worth of shares in them withdrawals
                      Withdrawals must be at least $100
----------------------
--------------------------------------------------------------------------------
Redemption Fee        International and Technology Funds charge a 2.00%
                      redemption fee
----------------------
                      on shares redeemed or exchanged for shares of another fund in 180 days or less of purchase


Neuberger Berman

Instructions
-----------------------------------------------------------------------
Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
66 Brooks Drive
Braintree, MA 02184-3839
-----------------------------------------------------------------------
Write a request to sell shares as described above

Call 800-877-9700 to obtain the appropriate fax number
-----------------------------------------------------------------------
Call 800-877-9700 to place your order
Give your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone(R), call 800-335-9366
-----------------------------------------------------------------------
Call 800-877-9700 to place your order

To place an order using FUNDfone(R), call 800-335-9366
-----------------------------------------------------------------------
See section entitled "Redemption Fee" or call 800-877-9700 for more information


[SIDEBAR]
 Internet Connection


Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.



The site offers complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that's most relevant to you.


As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions -- 24 hours a day. [END SIDEBAR]

                                                                 Your Investment

                    REDEMPTION FEE

-----------------------------------------------------------



If you sell your shares of International or Technology Funds or exchange them for shares of another fund in 180 days or less of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the funds to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The funds use a "first-in, first-out" method to determine how long you have held your fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We will not impose the redemption fee on a redemption or an exchange of:

 .    shares acquired by reinvestment of dividends or other distributions of the funds;

 .    shares held in an account of certain qualified retirement plans; or

 .    shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading.

Shareholders purchasing through an investment provider should contact that provider to determine whether it imposes a redemption fee or has such a policy in place.


Neuberger Berman

FUND STRUCTURE

-----------------------------------------------------------



Each of the funds in this prospectus uses a "multiple class" structure. The funds offer from one to four classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Investor Class shares of the funds.


[SIDEBAR]
 Conversion to the Euro

Like other mutual funds, the funds could be affected by problems relating to the conversion of European currencies into the Euro, which extends from 1/1/99 to 7/1/02.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the funds' portfolios will be affected by this issue.

At the same time, it is impossible to know whether the ongoing conversion, which could disrupt fund operations and investments if problems arise, has been adequately addressed until the conversion is completed.
[END SIDEBAR]

                                                                 Your Investment

                    APPENDIX

-----------------------------------------------------------

        Neuberger Berman Focus Fund -- Description of Economic Sectors.

Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) Defense and Aerospace Sector: Companies involved in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

-----------------------------------------------------------

(4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.


(5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.


(6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability and their products and services. Also, products and services of these companies could quickly become obsolete.

-----------------------------------------------------------


(7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector--for example, video and electronic games--may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other

-----------------------------------------------------------

consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

(11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

(12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public's willingness to travel.

(13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

-----------------------------------------------------------


 Notes

-----------------------------------------------------------

[SIDEBAR]
 Obtaining Information

You can obtain a shareholder report, SAI, and other information from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor New York, NY 10158-0180 800-877-9700
212-476-8800

Web site:
www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.
[END SIDEBAR]

Neuberger Berman Equity Funds
Investor Class Shares
 . No load
 . No sales charges
 . No 12b-1 fees

If you'd like further details on any of these funds, you can request a free copy of the following documents:

Shareholder Reports -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

 . a discussion by the portfolio manager(s) about strategies and market conditions
 . fund performance data and financial statements
 . complete portfolio holdings

Statement of Additional Information -- The SAI contains more comprehensive information on these funds, including:

 . various types of securities and practices, and their risks . investment limitations and additional policies . information about each fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.


Investment manager:
Neuberger Berman Management Inc.
Sub-adviser:
Neuberger Berman, LLC

[LOGO] NEUBERGER BERMAN

 Neuberger Berman Management Inc.
 605 Third Avenue 2nd Floor
 New York, NY 10158-0180
 www.nb.com

[LOGO] recycle A0088 12/01 SEC file number: 811-582

                                                         [LOGO] NEUBERGER BERMAN

Neuberger Berman
Equity Funds(R)

                    TRUST CLASS SHARES

                    Prospectus December 17, 2001



                    Focus Fund
                    Genesis Fund
                    Guardian Fund
                    International Fund
                    Manhattan Fund
                    Millennium Fund
                    Partners Fund
                    Regency Fund
                    Socially Responsive Fund


These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 ....................

Contents
-----------------------------------------------------------

        NEUBERGER BERMAN EQUITY FUNDS
        TRUST CLASS SHARES

page  2....  Focus Fund
      8....  Genesis Fund
     14....  Guardian Fund
     20....  International Fund
     26....  Manhattan Fund
     32....  Millennium Fund
     38....  Partners Fund
     44....  Regency Fund
     50....  Socially Responsive Fund


        YOUR INVESTMENT

     56....  Maintaining Your Account
     58....  Share Prices
     59....  Distributions and Taxes
     61....  Fund Structure


        The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc. (C)2001 Neuberger Berman Management Inc.

-----------------------------------------------------------


 THESE FUNDS:


 . are designed for investors with long-term goals in mind


 . offer you the opportunity to participate in financial markets through professionally managed stock portfolios


 . also offer the opportunity to diversify your portfolio with funds that invest using a value or a growth approach, or a combination of the two


 . carry certain risks, including the risk that shares, when redeemed, may be worth more or less than their original cost


 . are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency


 . normally invest at least 80% of net assets in equity securities

[SIDEBAR]

 Fund Management


The Neuberger Berman Equity Funds are managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage $52.1 billion in total assets (as of September 30, 2001) and continue an asset management history that began in 1939.



 Risk Information

This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover).


Due to the tragic and extraordinary events on and after September 11, 2001, short- term market activity has been highly volatile. See our website at www.nb.com for up-to-date performance.

[END SIDEBAR]
                                                                               1

Neuberger Berman


Focus Fund

-----------------------------------------------------------


      Ticker Symbol: NBFCX



                  "Our investment approach for Focus Fund involves looking for companies that have low price-to-earnings ratios, solid balance sheets and strong management. We often find that these companies are concentrated in certain sectors of the economy, and we look further within these sectors for other companies that meet our criteria."

 ................

GOAL & STRATEGY


-----------------------------------------------------------


[Graphic]
The fund seeks long-term growth of capital.

To pursue this goal, the fund invests mainly in common stocks of companies of any size that fall within the following sectors:


         .  autos and housing          .  machinery and equipment

         .  consumer goods and         .  media and entertainment
            services
                                       .  retailing
         .  defense and aerospace
                                       .  technology
         .  energy
                                       .  transportation
         .  financial services
                                       .  utilities
         .  health care

         .  heavy industry




At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors. However, it does not invest more than 25% of total assets in any one industry.


The manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with investing in a small number of sectors.

When a stock no longer meets the fund's investment criteria, the manager will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Industry Sectors

The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events.


 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]

                                                                      Focus Fund

                    MAIN RISKS


-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.


Because the fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors. These may include market, economic, political or regulatory developments, among others. The fund's performance may also suffer if a sector does not perform as the portfolio manager expected.


To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund's total assets in the financial services sector (see Appendix).


To the extent that the fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the fund emphasizes that market capitalization, it could perform worse than certain other funds.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.


The fund is non-diversified. This means that the percentage of the fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.


Neuberger Berman

PERFORMANCE


-----------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*


                                     [CHART]


1991 24.66
'92  21.10
'93  19.60
'94   0.93
'95  36.03
'96  16.29
'97  24.15
'98  13.17
'99  25.89
'00  12.18

Best quarter: Q4 '98, 34.52%     Worst quarter: Q3 '98, -27.48%
Year-to-date performance as of 9/30/01:(25.61)


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                                1 Year     5 Years  10 Years
         --------------------------------------------------------------------
         Focus Fund                            12.18       18.20      19.05
         S&P 500 Index                         -9.10       18.32      17.44
         Russell 1000 Value Index               7.02       16.91      17.36
         The S&P 500 is an unmanaged index of U.S. stocks.
         The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

*Through 12/15/00 Focus Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after August 1993 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Focus Fund Trust Class. Performance from 1990 to August 1993 is that of Focus Fund Investor Class, which began operations in 1955. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.


[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing heavily in energy stocks prior to November 1991, and invested mainly in large-cap stocks prior to September 1998, its performance during those times would have been different if current policies had been in effect.

[END SIDEBAR]

                                                                      Focus Fund

                    INVESTOR EXPENSES


-----------------------------------------------------------

[SIDEBAR]

 Management


Kent C. Simons is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund's assets since 1988.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.87% of average net assets.

[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees                                    None
-----------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
              Management fees                       0.87
Plus:         Distribution (12b-1) fees             0.10
              Other expenses                        0.06
                                                    ---------
Equals:       Total annual operating expenses       1.03


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund that are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                 $105      $328      $569      $1,259


Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                  1997         1998            1999         2000         2001
-----------------------------------------------------------------------------------------------------------------------

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
         Share price (NAV) at beginning of year         14.83          21.27         17.14        23.62       35.33
Plus:    Income from investment operations
         Net investment income (loss)                    0.01           0.03         (0.02)       (0.05)      (0.08)
         Net gains/losses -- realized and unrealized     6.49          (3.66)         6.53        13.40       (7.17)
         Subtotal: income from investment operations     6.50          (3.63)         6.51        13.35       (7.25)
Minus:   Distributions to shareholders
         Income dividends                                0.06           0.01          0.03           --          --
         Capital gain distributions                        --           0.49            --         1.64        1.42
         Subtotal: distributions to shareholders         0.06           0.50          0.03         1.64        1.42
                                                      ---------------------------------------------------------------
Equals:  Share price (NAV) at end of year               21.27          17.14         23.62        35.33       26.66
-----------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                   0.96           0.94          0.95         1.05        1.03
Gross expenses/(1)/                                      1.06           0.97          0.98         1.06          --
Expenses/(2)/                                            0.96           0.94          0.95         1.05        1.03
Net investment income (loss) -- actual                   0.11           0.17         (0.07)       (0.22)      (0.28)
-----------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return/(3)/ (%)                                   43.93/(3)/    (17.45)/(3)/   38.07/(3)/   59.02/(3)/ (20.58)
Net assets at end of year (in millions of dollars)      160.9          193.2         216.0        372.4       398.2
Portfolio turnover rate (%)                                63             64            57           55          38



For the dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/Shows what this ratio would have been if there had been no expense reimbursement.
/2/Shows what expenses would have been if there had been no expense offset arrangements.
/3/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

                                                                      Focus Fund

Neuberger Berman


Genesis Fund

-----------------------------------------------------------


      Ticker Symbol: NBGEX



                   "We seek out small companies that are little-known and often found in less glamorous industries. Potential for growth is one area we focus on, but equally important to us is evidence of solid performance and a proven management team. And as value investors, we look for stocks that are selling at attractive prices."



This fund is closed to new investors.

 ................

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

 . above-average returns

 . an established market niche

 . circumstances that would make it difficult for new competitors to enter the market

 . the ability to finance their own growth

 . sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks.

At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]

                                                                    Genesis Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

Stock prices of many smaller companies are based on future expectations. The portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the fund is still subject to many of the risks of small-cap investing. These include the risk that the fund's holdings may:

 . fluctuate more widely in price than the market as a whole

 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns or when small-cap stocks are out of favor

 . be more affected than other types of stocks by the underperformance of a sector that the managers decided to emphasize

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]


The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with that of a broad measure of market performance. This information is based on past performance; it's not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*
                                     [CHART]


1991 41.55
'92  15.62
'93  14.37
'94  -1.66
'95  27.17
'96  29.90
'97  34.86
'98  -6.98
'99   4.01
'00  32.49

Best quarter: Q1 '91, 25.05%     Worst quarter: Q3 '98, -16.44%
Year-to-date performance as of 9/30/01:(2.88)






AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                            1 Year     5 Years    10 Years
           -----------------------------------------------------------------

           Genesis Fund                   32.49        17.56      18.05
           Russell 2000 Index             -3.02        10.31      15.53
           The Russell 2000 is an unmanaged index of U.S. small-cap stocks.

*Through 12/15/00 Genesis Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after August 1993 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Genesis Fund Trust Class. Performance from 1990 to August 1993 is that of Genesis Fund Investor Class, which began operations in 1988. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

[END SIDEBAR]

                                                                    Genesis Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management


Judith M. Vale, Robert W. D'Alelio and Kevin O'Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small-Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund's assets since 1994. D'Alelio joined the firm in 1996 and has co-managed the fund's assets since 1997. From 1988 to 1996, he was a senior portfolio manager at another firm. O'Brien has been a manager of the fund since 2001, and an analyst in the research department of Neuberger Berman, LLC since June 1996.



Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 1.10% of average net assets.

[END SIDEBAR]

[Graphic]


The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.


FEE TABLE

   Shareholder fees                                                 None
   --------------------------------------------------------------------------
   Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                        Management fees                             1.10
   Plus:                Distribution (12b-1) fees                   None
                        Other expenses                              0.05
                                                                    -------
   Equals:              Total annual operating expenses             1.15


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.




EXPENSE EXAMPLE

            The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
                                     1 Year    3 Years   5 Years   10 Years
            ------------------------------------------------------------------
            Expenses                 $117      $365      $633      $1,398


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                      1997          1998           1999    2000     2001
-------------------------------------------------------------------------------------------------------------------

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
            Share price (NAV) at beginning of year          14.99          21.45       17.28   20.26     25.34
Plus:       Income from investment operations
            Net investment income (loss)                    (0.01)          0.12        0.13      --     (0.03)
            Net gains/losses -- realized and unrealized      6.61          (4.14)       3.17    5.19      4.06
            Subtotal: income from investment operations      6.60          (4.02)       3.30    5.19      4.03
Minus:      Distributions to shareholders
            Income dividends                                   --             --        0.12    0.11        --
            Capital gain distributions                       0.14           0.15        0.20      --      1.04
            Subtotal: distributions to shareholders          0.14           0.15        0.32    0.11      1.04
                                                          -------------------------------------------------------
Equals:     Share price (NAV) at end of year                21.45          17.28       20.26   25.34     28.33
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement/waiver and offset arrangements had not been in effect.
Net expenses -- actual                                       1.25           1.17        1.23    1.21      1.15
Gross expenses/(1)/                                          1.35           1.19          --      --        --
Expenses/(2)/                                                1.26           1.17        1.23    1.21      1.15
Net investment income (loss) -- actual                      (0.16)          0.68        0.54   (0.02)    (0.11)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                            44.31/(3)/    (18.88)/(3)/ 19.15   25.76     16.50
Net assets at end of year (in millions of dollars)          382.7          704.5       591.1   770.9   1,520.1
Portfolio turnover rate (%)                                    18             18          33      38        19



For dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/ Shows what this ratio would have been if there had been no expense reimbursement/waiver.
/2/Shows what expenses would have been if there had been no expense offset arrangements; the management fee waiver is included, however.
/3/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses and/or waived a portion of the management fee.

                                                                    Genesis Fund

Neuberger Berman
Guardian Fund
-----------------------------------------------------------


      Ticker Symbol: NBGTX


                  "We look for established companies whose intrinsic value, by our measure, has yet to be discovered by the majority of investors. In managing overall risk, we make a conscious effort to determine the risk/reward scenario of each individual holding as well as its impact at the portfolio level."
 ................

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]

The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of large-capitalization companies. Because the managers tend to find that undervalued stocks may be more common in certain sectors of the economy at a given time, the fund may emphasize those sectors.

The fund seeks to reduce risk by diversifying among a large number of companies across many different industries and economic sectors, and by managing its overall exposure to a wide variety of risk factors.

The managers look for well managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 . solid balance sheets

 . above-average returns

 . low valuation measures, such as price-to-earnings ratios

 . strong competitive positions

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Large-Cap Stocks

Large-cap companies are usually well-established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times.

Compared to smaller companies, large-cap companies can be less responsive to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]

                                                                   Guardian Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

At times, large-cap stocks may lag other types of stocks in performance, which could cause the fund to perform worse than certain other funds over a given time period.

To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the fund's performance is likely to be disproportionately affected by the economic, market, political, regulatory and other developments that may influence those sectors. The fund's performance may also suffer if a sector does not perform as the portfolio managers expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                     [CHART]

1991 34.33
 '92 19.01
 '93 13.52
 '94  1.52
 '95 31.99
 '96 17.74
 '97 17.83
 '98  2.36
 '99  8.36
 '00 -1.97

Best quarter: Q4 '98, 23.16%     Worst quarter: Q3 '98, -26.19%
Year-to-date performance as of 9/30/01:(10.87)

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00

                                      1 Year    5 Years   10 Years
--------------------------------------------------------------------

Guardian Fund                       -1.97        8.57      13.88
S&P 500 Index                       -9.10       18.32      17.44
Russell 1000 Value Index             7.02       16.91      17.36
The S&P 500 Index is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

*Through 12/15/00 Guardian Fund Trust Class was organized as a feeder fund in a master/feeder, rather than multiple class, structure. Performance shown for the periods after August 1993 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Guardian Fund Trust Class. Performance from 1990 to August 1993 is that of Guardian Fund Investor Class, which began operations in 1950. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

 Distribution History

In keeping with its goal, the fund has paid an income distribution every quarter since December 1993, the year of its inception. It has also paid an annual capital gain distribution during the same period. Of course, the fund cannot guarantee that it will continue to make these distributions.


[END SIDEBAR]

                                                                   Guardian Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management

Kevin L. Risen and Allan R. White III are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Risen has co-managed the fund's assets since 1996. He joined Neuberger Berman in 1992 as an analyst, and has been a portfolio manager since 1995. White has been co-manager of the fund since September 1998, when he joined the firm. From 1989 to 1998 he was a portfolio manager at another firm.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.86% of average net assets.

[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

Shareholder fees                                          None
-------------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                  Management fees                         0.86
Plus:             Distribution (12b-1) fees               0.10
                  Other expenses                          0.05
                                                          -------
Equals:           Total annual operating expenses         1.01


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                 $103      $322      $558      $1,236


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                          1997       1998       1999       2000      2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
             Share price (NAV) at beginning of year           14.24      19.47      14.24      16.36     15.44
Plus:        Income from investment operations
             Net investment income                             0.08       0.09       0.12       0.09      0.09
             Net gains/losses -- realized and unrealized       5.48      (3.93)      3.57       2.23     (2.16)
             Subtotal: income from investment operations       5.56      (3.84)      3.69       2.32     (2.07)
Minus:       Distributions to shareholders
             Income dividends                                  0.10       0.10       0.10       0.10      0.09
             Capital gain distributions                        0.23       1.29       1.47       3.14      2.01
             Subtotal: distributions to shareholders           0.33       1.39       1.57       3.24      2.10
                                                            -----------------------------------------------------
Equals:      Share price (NAV) at end of year                 19.47      14.24      16.36      15.44     11.27
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                         0.88       0.87       0.88       0.91      0.98
Expenses/(1)/                                                  0.88       0.87       0.88       0.91      0.98
Net investment income -- actual                                0.47       0.50       0.65       0.58      0.69
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                              39.56     (20.88)     26.07      16.72    (13.47)
Net assets at end of year (in millions of dollars)          2,269.8    1,529.5    1,251.2    1,093.6     555.4
Portfolio turnover rate (%)                                      50         60         73         83        88



For dates prior 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).




/1/Shows what expenses would have been if there had been no expense offset arrangements.


                                                                   Guardian Fund

Neuberger Berman
International Fund
-----------------------------------------------------------


      Ticker Symbol: NBITX



                  "In identifying attractive stocks from among the many
                   thousands currently available outside the U.S., it's important to have a clear strategy. This fund focuses on growth stocks in markets the managers find attractive, but uses strict valuation criteria."


 ................

GOAL & STRATEGY

-----------------------------------------------------------


[Graphic]

The fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

To pursue this goal, the fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the manager looks for well-managed companies that show potential for above-average growth and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected earnings growth. The manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

Foreign Stocks

There are many promising opportunities for investment outside the U.S. These foreign markets often respond to different factors, and therefore tend to follow cycles that are different from each other.

For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth.

 Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

[END SIDEBAR]

                                                              International Fund

                    MAIN RISKS


-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The fund may use derivatives for hedging and for speculation. Hedging could reduce the fund's losses from currency fluctuations, but could also reduce its gains. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. A derivative instrument could fail to perform as expected. Any speculative investment could cause a loss for the fund.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversity, world markets may all react in similar fashion to important economic or political developments. The value of your investment will rise and fall, sometimes sharply, and you could lose money.


Foreign stocks are riskier than comparable U.S. stocks. This is in part because foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks--sometimes for years. The fund could also under-perform if the manager invests in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.


Growth stocks may suffer more than value stocks during market downturns. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.


Neuberger Berman

PERFORMANCE

-----------------------------------------------------------


[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with a broad measure of market performance. This information is based on past performance; it's not a prediction of future results.


YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                     [CHART]


'91   0.00
'92   0.00
'93   0.00
'94   0.00
'95   7.88
'96  23.69
'97  11.21
'98   2.70
'99  66.03
'00 (23.23)

Best quarter: Q4 '99, 42.53%   Worst quarter: Q3 '98, -25.92%
Year-to-date performance a of 9/30/01:(21.84)


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                                            Since
                                                          Inception
                                 1 Year       5 Years     (6/15/94)
-----------------------------------------------------------------------

International Fund              -23.23         12.48         10.54
EAFE Index                      -13.96          7.43          7.31
The EAFE is an unmanaged index of stocks from Europe, Australasia, and the Far East.

* Through 12/15/00 International Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after June 1998 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as International Fund Trust Class. Performance from June 1994 to June 1998 is that of International Fund Investor Class, which began operations in 1994. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

Because the fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time would have been different if current policies had been in effect.

[END SIDEBAR]

                                                              International Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management

Valerie Chang and Benjamin Segal are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Chang joined the firm in 1996 as the fund's assistant portfolio manager and has managed it since 1997. She began her career in 1990 in banking, and from 1995 to 1996 was a senior securities analyst at another firm. Segal was an Associate Manager since January 1999 and has been its co-manager since December 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997 he held positions in international finance and consulting.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, held for more than 180 days, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees (% of amount redeemed or exchanged)
These are deducted directly from your investment.
Redemption Fee*                                             2.00
Exchange Fee*                                               2.00
*A redemption fee of 2.00% is charged on investments held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund. See
 "Redemption Fee" for more information.
-------------------------------------------------------------------------
Annual operating expenses (% of average net assets)** These are deducted from fund assets, so you pay them indirectly.
                  Management fees                           1.25
Plus:             Distribution (12b-1) fees                 none
                  Other expenses                            3.91
                                                            ----------
Equals:           Total annual operating expenses           5.16
Minus:            Expense reimbursement                     3.16
                                                            ----------
Equals:           Net expenses                              2.00


**Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund are limited to 2.00% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 2.00% of its average net assets. Any such repayment must be made with three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------
Expenses                $203       $627     $1,753       $4,552


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                               1998/(1)/       1999      2000       2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                    Share price (NAV) at beginning of year            17.13       13.87     16.92      21.24
Plus:               Income from investment operations
                    Net investment loss                               (0.02)      (0.07)    (0.08)        --
                    Net gains/losses -- realized and unrealized       (3.24)       3.12      4.61      (4.82)
                    Subtotal: income from investment operations       (3.26)       3.05      4.53      (4.82)
Minus:              Distribution to shareholders
                    Income dividends                                     --          --      0.01         --
                    Capital gain distributions                           --          --      0.20       3.86
                    Subtotal: distributions to shareholders              --          --      0.21       3.86
                                                                    ---------------------------------------------
Equals:             Share price (NAV) at end of year                  13.87       16.92     21.24      12.56
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                                 1.70/(2)/   1.70      1.53       1.86
Gross expenses/(3)/                                                    6.02/(2)/   5.98      4.21       5.16
Expenses/(4)/                                                          1.70/(2)/   1.70      1.53       1.86
Net investment income (loss) -- actual                                (0.54)/(2)/ (0.49)    (0.43)        --
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return/(5)/(%)                                                 (19.03)/(6)/ 21.99     26.72     (25.43)
Net assets at end of year (in millions of dollars)                      1.8         2.4       4.0        1.8
Portfolio turnover rate (%)                                              46          94        80         61



For dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/Period from 6/29/98 (beginning of operations) to 8/31/98. /4/Shows what expenses would have been if there had
/2/Annualized.                                                 been no expense offset arrangements.
/3/Shows what this ratio would have been if there had been   /5/Would have been lower if Neuberger Berman
   no expense reimbursement.                                    Management had not reimbursed certain expenses.
                                                             /6/Not annualized.

                                                              International Fund

Neuberger Berman
Manhattan Fund
-----------------------------------------------------------


      Ticker Symbol: NBMTX

                  "Without question, we are growth investors. We look for
                   companies that we think will deliver positive earnings surprises, particularly those with the potential to do so consistently. Ideally, we want to identify companies that will someday rank among the Fortune 500."
 ................

GOAL & STRATEGY

-----------------------------------------------------------


[Graphic]

The fund seeks growth of capital.


To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers look for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these firms may include:

 . above-average growth of earnings

 . earnings that have exceeded analysts' expectations

The managers may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy, and may drop a stock from the portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries and may not yet have reached their full potential. The growth investor looks for indications of continued success.

[END SIDEBAR]

                                                                  Manhattan Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

 fluctuate more widely in price than the market as a whole

 underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Growth stocks may also underperform during periods when the market favors value stocks. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. The fund's performance may also suffer if certain stocks do not perform as the portfolio managers expected. To the extent that the managers sell stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                     [CHART]


'91  30.89
'92  17.77
'93  10.02
'94  -3.43
'95  30.82
'96   9.74
'97  29.33
'98  15.91
'99  49.57
'00 -11.40

Best quarter: Q4 '99, 48.88%    Worst quarter Q4 '00, -28.71%
Year-to-date performance as of 9/30/01:(42.73)

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*


                                               1 Year    5 Years  10 Years
      ---------------------------------------------------------------------

      Manhattan Fund                         -11.40      16.87     16.67
      Russell Midcap Growth Index            -11.75      17.77     18.10
      S&P 500 Index                           -9.10      18.32     17.44
      The Russell Midcap Growth Index is an unmanaged index of U.S.
       mid-cap growth stocks.
      The S&P 500 is an unmanaged index of U.S. stocks.

*Through 12/15/00 Manhattan Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after August 1993 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Manhattan Fund Trust Class. Performance from 1990 to August 1993 is that of Manhattan Fund Investor Class, which Neuberger Berman Management has advised since 1979. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing in stocks of all capitalizations and used a comparatively more value-oriented investment approach prior to July 1997, its performance would have been different if current policies had been in effect.

[END SIDEBAR]

                                                                  Manhattan Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management

Jennifer K. Silver and Brooke A. Cobb are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Silver is the Director of the Growth Equity Group, and has been co-manager of the fund since joining the firm in 1997. From 1981 to 1997, she was an analyst and a portfolio manager at another firm. Cobb has been co-manager of the fund since joining the firm in 1997. From 1972 to 1997, he was a portfolio manager at several other firms.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.92% of average net assets.

[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees                                  None
-----------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
             Management fees                      0.92
Plus:        Distribution (12b-1) fees            None
             Other expenses                       0.15
                                                  ---------
Equals:      Total annual operating expenses      1.07


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                 $109      $340      $590      $1,306


Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                  1997         1998            1999         2000         2001
-----------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
         Share price (NAV) at beginning of year         12.18          15.77         11.61        15.02       26.01
Plus:    Income from investment operations
         Net investment loss                            (0.04)         (0.07)        (0.11)       (0.11)      (0.11)
         Net gains/losses -- realized and unrealized     4.55          (1.40)         4.29        12.64      (12.03)
         Subtotal: income from investment operations     4.51          (1.47)         4.18        12.53      (12.14)
Minus:   Distributions to shareholders
         Capital gain distributions                      0.92           2.69          0.77         1.54        3.64
         Subtotal: distributions to shareholders         0.92           2.69          0.77         1.54        3.64
                                                      ---------------------------------------------------------------
Equals:  Share price (NAV) at end of year               15.77          11.61         15.02        26.01       10.23
-----------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                   1.09           1.04          1.11         1.02        1.07
Gross expenses/(1)/                                      1.23           1.15          1.18         1.08          --
Expenses/(2)/                                            1.09           1.04          1.11         1.02        1.07
Net investment loss -- actual                           (0.30)         (0.52)        (0.61)       (0.62)      (0.66)
-----------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                        38.84/(3)/    (11.23)/(3)/   36.24/(3)/   87.95/(3)/ (51.16)
Net assets at end of year (in millions of dollars)       51.1           46.1          45.3        138.6        32.0
Portfolio turnover rate (%)                                89             90           115          105         102



For dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/Shows what this ratio would have been if there had been no expense reimbursement.
/2/Shows what expenses would have been if there had been no expense offset arrangements.
/3/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.


                                                                  Manhattan Fund

Neuberger Berman
Millennium Fund
-----------------------------------------------------------


      Ticker Symbol: NBMOX

                  "We make it our business to track down promising small-cap companies wherever they may be. As a result, this fund enables investors who can accept the risks of small-cap stocks to pursue the potential for long-term growth that small-caps may provide."
 ................

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers take a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy and may drop a stock from the portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

[END SIDEBAR]

                                                                 Millennium Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.


By focusing on small-cap stocks, the fund is subject to many of their risks, including the risk its holdings may:

 . fluctuate more widely in price than the market as a whole

 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor

 . be more affected by the performance of those sectors in which small-cap growth stocks may be concentrated


Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. The fund's performance may also suffer if certain stocks do not perform as the portfolio managers expected.


Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                     [CHART]


1991  0.00
'92   0.00
'93   0.00
'94   0.00
'95   0.00
'96   0.00
'97   0.00
'98   0.00
'99 130.82
'00 -28.81

Best quarter: Q4 '99, 72.78%     Worst quarter: Q4 '00, -26.81%
Year-to-date performance as of 9/30/01:(33.73)

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                                                           Since
                                                                       Inception
                                                    1 Year         (10/20/98)
        ----------------------------------------------------------------------

        Millennium Fund                           -28.81                51.33
        Russell 2000 Growth Index                 -22.43                17.18
        Russell 2000 Index                        -3.02                 16.92
        The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.
        The Russell 2000 is an unmanaged index of U.S. small-cap stocks.

*Through 12/15/00 Millennium Fund Trust Class was organized as a feeder fund in a master/feeder, rather than multiple class, structure. Performance for the periods after November 1998 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Millennium Fund Trust Class. Performance from October to November 1998 is that of Millennium Fund Investor Class since its inception, which had the same expenses as Trust Class.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes a broad-based index of the U.S. small-cap market and an index of the portion of the small-cap market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]

                                                                 Millennium Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management


Michael F. Malouf and Richard Jodka are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Malouf has co-managed the fund since its inception in 1998, and has been Director of the Small-Cap Growth Group since 2001. From 1991 to 1998, he was a portfolio manager at another firm. Jodka has co-managed the fund since 2001. From 1994 through 2000 he was a portfolio manager at two other firms, and joined Neuberger in 2000.



Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 1.25% of average net assets.

[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees                                  None
-----------------------------------------------------------------
Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
             Management fees                      1.25
Plus:        Distribution (12b-1) fees            0.10
             Other expenses                       0.76
                                                  ---------
Equals:      Total annual operating expenses      2.11
Minus:       Expense reimbursement                0.36
                                                  ---------
Equals:      Net expenses                         1.75


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/11 so that the total annual operating expenses of the fund are limited to 1.75% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.75% of average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                 $178      $551      $949      $2,062


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                                       1999/(1)/      2000         2001
-----------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                      Share price (NAV) at beginning of year               10.00        18.20        34.10
Plus:                 Income from investment operations
                      Net investment loss                                  (0.10)       (0.27)       (0.28)
                      Net gains/losses -- realized and unrealized           8.30        17.45       (15.89)
                      Subtotal: income from investment operations           8.20        17.18       (16.17)
Minus:                Distributions to shareholders
                      Capital gain distributions                              --         1.28         2.11
                      Subtotal: distributions to shareholders                 --         1.28         2.11
                                                                          ---------------------------------------
Equals:               Share price (NAV) at end of year                     18.20        34.10        15.82
-----------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would ha been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                                      1.75/(2)/    1.75         1.75
Gross expenses/(3)/                                                        13.39/(2)/    2.12         2.11
Expenses/(4)/                                                               1.76/(2)/    1.75         1.75
Net investment loss -- actual                                              (1.24)/(2)/  (1.31)       (1.35)
-----------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return/(5)/ (%)                                                      82.00/(6)/   96.66       (48.45)
Net assets at end of year (in millions of dollars)                           2.2         19.5          7.9
Portfolio turnover rate (%)                                                  208          176          158



For dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/Period from 11/4/98 (beginning of operations) to 8/31/99.
/2/Annualized.

/3/Shows what this ratio would have been if there had been no expense reimbursement.

/4/Shows what expenses would have been if there had been no expense offset arrangements.
/5/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
/6/Not annualized.

                                                                 Millennium Fund

Neuberger Berman
Partners Fund
-----------------------------------------------------------


      Ticker Symbol: NBPTX

                  "Our goal is to find companies that we believe are undervalued relative to their earnings potential, where we see a gap between the actual price of a stock and its intrinsic value. When a company grows in value and/or the valuation gap closes, the success of our strategy is realized."
 ................

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies and industries.

The manager looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 . strong fundamentals, such as a company's financial, operational and competitive positions

 . consistent cash flow

 . a sound earnings record through all phases of the market cycle

The manager may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The fund generally considers selling a stock when it reaches the manager's target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Mid- and Large-Cap Stocks


Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.


Large-cap companies are usually well-established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]

                                                                   Partners Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks, and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the funds' performance is likely to be disproportionately affected by the economic, market, political, regulatory and other developments that may influence those sectors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. To the extent that the manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
                                     [CHART]

1991  22.36
'92   17.52
'93   15.45
'94   (0.99)
'95   35.15
'96   26.45
'97   29.10
'98    6.14
'99    7.69
'00    0.48

Best quarter: Q4 '98, 16.27%     Worst quarter: Q3 '98, -14.71%
Year-to-date performance as of 9/30/01:(16.69)


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                               1 Year    5 Years   10 Years
         --------------------------------------------------------------------

         Partners Fund                         0.48       13.40       15.34
         S&P 500 Index                        -9.10       18.32       17.44
         Russell 1000 Value Index              7.02       16.91       17.36
         The S&P 500 Index is an unmanaged index of U.S. stocks.
         The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

*Through 12/15/00 Partners Fund Trust Class was organized as a feeder in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after August 1993 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Partners Fund Trust Class. Performance from 1990 to August 1993 is that of Partners Fund Investor Class, which Neuberger Berman Management has advised since 1975. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]

                                                                   Partners Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the fund since 1998, and was a portfolio manager at another firm from 1993 to 1998.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.87% of average net assets.


[END SIDEBAR]

[Graphic]

The fund does not charge you fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                      Management fees                        0.87
       Plus:          Distribution (12b-1) fees              0.10
                      Other expenses                         0.06
                                                             -----------
       Equals:        Total annual operating expenses        1.03


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE


            The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                    1 Year    3 Years   5 Years    10 Years
            ------------------------------------------------------------------
            Expenses                $105      $328       $569      $1,259


Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                        1997          1998           1999    2000    2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
          Per-share data($) Sh (NAV) at beginning of year     13.39          18.80       15.24   18.71   18.74
Plus:     Income from investment operations
          Net investment income                                0.07           0.11        0.16    0.13    0.03
          Net gains/losses -- realized and unrealized          6.06          (1.82)       3.77    1.34   (1.85)
          Subtotal: income from investment operations          6.13          (1.71)       3.93    1.47   (1.82)
Minus:    Distributions to shareholders
          Income dividends                                     0.08           0.08          --    0.19    0.11
          Capital gain distributions                           0.64           1.77        0.46    1.25    1.00
          Subtotal: distributions to shareholders              0.72           1.85        0.46    1.44    1.11
                                                            -----------------------------------------------------
Equals:   Share price (NAV) at end of year                    18.80          15.24       18.71   18.74   15.81
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                         0.91           0.90        0.91    0.92    1.00
Gross expenses/(1)/                                            0.94           0.91          --      --      --
Expenses/(2)/                                                  0.91           0.90        0.91    0.92    1.00
Net investment income -- actual                                0.64           0.70        0.83    0.53    0.19
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                              47.11/(3)/    (10.15)/(3)/ 25.91    8.41   (9.81)
Net assets at end of year (in millions of dollars)            470.6          729.7       850.1   622.6   463.0
Portfolio turnover rate (%)                                      77            109         132      95      73



For dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/Shows what this ratio would have been    /3/Would have been lower if Neuberger Berman
   if there had been no expense                Management had not reimbursed certain expenses.
   reimbursement.
/2/Shows what expenses would have been
   if there had been no expense offset
   arrangements.

                                                                   Partners Fund

Neuberger Berman
Regency Fund
-----------------------------------------------------------


      Ticker Symbol: NBREX

                  "We focus on the mid-cap sector of the market because we
                   believe there are numerous opportunities there to find less well-known values. We look for leadership companies with strong fundamentals whose underlying value is not yet reflected in their stock prices."
 ................

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among many different companies and industries.

The manager looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 . strong fundamentals, such as a company's financial, operational, and competitive positions

 . consistent cash flow

 . a sound earnings record through all phases of the market cycle

The manager may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The fund generally considers selling a stock when it reaches the manager's target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]

                                                                    Regency Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

 fluctuate more widely in price than the market as a whole

 underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the fund's performance is likely to be disproportionately affected by the economic, market, political, regulatory and other developments that may influence those sectors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing economic, market, political or regulatory conditions. To the extent that the manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how the fund's performance has varied from year to year. The table below the chart shows what the return would equal if you average out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                     [CHART]

1991   0.00
'92    0.00
'93    0.00
'94    0.00
'95    0.00
'96    0.00
'97    0.00
'98    0.00
'99    0.00
'00   31.25

Best quarter: Q4 '99, 15.52%     Worst quarter: Q3 '99, -11.48%
Year-to-date performance as of 9/30/01:(11.89)

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                                      Since
                                                    Inception
                                             1 Year (6/1/99)
                  --------------------------------------------

                  Regency Fund                31.25     25.61
                  Russell Midcap Value Index  19.18      7.26
                  Russell Midcap Index         8.25     12.21


[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.


As a frame of reference, the table includes a broad-based index of the U.S. mid-cap market and an index of the portion of the mid-cap market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]

                                                                    Regency Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management


Robert I. Gendelman is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, where he has been a portfolio manager since 1994. He has managed the fund since its inception in 1999. Gendelman was a portfolio manager at another firm from 1992 to 1993.



Neuberger Berman Management is the fund's investment manager, administrator, and dis-tributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.95% of average net assets.

[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                      Management fees                        0.95
       Plus:          Distribution (12b-1) fees              0.10
                      Other expenses                         0.71
                                                             -----------
       Equals:        Total annual operating expenses        1.76
       Minus:         Expense reimbursement                  0.26
                                                             -----------
       Equals:        Net expenses                           1.50

*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/11, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE

             The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                       1 Year    3 Years   5 Years   10 Years
             ------------------------------------------------------------------
             Expenses                  $153      $474      $818      $1791

Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                                     1999/(1)/        2000         2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                       Share price (NAV) at beginning of year              10.00          9.76       13.15
Plus:                  Income from investment operations
                       Net investment income (loss)                         0.01            --       (0.01)
                       Net gains/losses -- realized and unrealized         (0.25)         3.40        0.55
                       Subtotal: income from investment operations         (0.24)         3.40        0.54
Minus:                 Distributions to shareholders
                       Income dividends                                       --          0.01          --
                       Capital gain distributions                             --            --        2.39
                       Subtotal: distributions to shareholders                --          0.01        2.39
                                                                         ----------------------------------------
Equals:                Share price (NAV) at end of year                     9.76         13.15       11.30
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                                      1.50/(2)/     1.50        1.50
Gross expenses/(3)/                                                       129.45/(2)/     1.75        1.76
Expenses/(4)/                                                               1.51/(2)/     1.51        1.50
Net investment income (loss) -- actual                                      0.57/(2)/    (0.01)      (0.06)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)/(5)/                                                      (2.40)/(6)/ 34.86//        4.77
Net assets at end of year (in millions of dollars)                           0.4          25.1        25.4
Portfolio turnover rate (%)                                                   42           200         256



For dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).




/1/Period from 6/10/99 (beginning of operations) to 8/31/99.
/2/Annualized.
/3/Shows what this ratio would have been if there had been no expense reimbursement.

/4/Shows what expenses would have been if there had been no expense offset arrangements.

/5/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
/6/Not annualized.

                                                                    Regency Fund

Neuberger Berman
Socially Responsive Fund
-----------------------------------------------------------


      Ticker Symbol: NBSTX

                  "We believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. We look for companies that meet value investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship."
 ................

GOAL & STRATEGY

-----------------------------------------------------------

[Graphic]

The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing in a large number of companies across many different industries.

The managers initially screen companies using value investing criteria. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors. Among companies that meet these criteria, the managers look for those that show leadership in three areas:

 . environmental concerns

 . diversity in the work force

 . progressive employment and workplace practices, and community relations

The managers typically also look at a company's record in public health and the nature of its products. The managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the fund endeavors to avoid companies that derive revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power. The fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

Under normal market conditions, at least 80% of the fund's total assets will be invested in equity securities, all of which are selected in accordance with its social policy. When a stock no longer meets the fund's investment criteria or the social policy, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Social Investing

Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]

                                                       Socially Responsive Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. These investments are not subject to the fund's social policy.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

The fund's social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

 . undervalued stocks that don't meet the social criteria could outperform those that do

 . economic or political changes could make certain companies less attractive for investment

 . the social policy could cause the fund to sell or avoid stocks that subsequently perform well

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks, and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                     [CHART]

1991 0.00
'92  0.00
'93  0.00
'94  0.00
'95 38.94
'96 18.50
'97 24.32
'98 14.81
'99  6.88
'00 -0.63

Best quarter: Q4 '98, 20.81%        Worst quarter: Q3 '98, -14.33%
Year-to-date performance as of 9/30/01:(14.41)

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                                                           Since
                                                          Inception
                                       1 Year    5 Years   3/16/94
--------------------------------------------------------------------
Socially Responsive Fund              -0.63       12.43       13.79
S&P 500 Index                         -9.10       18.32       18.64
Russell 1000 Value Index               7.02       16.91       17.03
The S&P 500 is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

*Through 12/15/00 Socially Responsive Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after March 1997 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Socially Responsive Fund Trust Class. Performance from March 1994 to March 1997 is that of Socially Responsive Fund Investor Class, which began operations in 1994. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had.

[SIDEBAR]

 Performance Measures


The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based market indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]

                                                       Socially Responsive Fund

                    INVESTOR EXPENSES

-----------------------------------------------------------

[SIDEBAR]

 Management


Janet Prindle and Arthur Moretti are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Prindle joined the latter firm in 1977. She has been managing assets using social criteria since 1990 and has been manager of the fund since 1994. Moretti has joined Neuberger and has managed the fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.


Robert Ladd and Ingrid S. Dyott are Vice Presidents of Neuberger Berman Management and have been Associate Managers of the fund since 1997. Ladd has been a portfolio manager at the firm since 1992 and is a Managing Director of Neuberger Berman, LLC. Dyott was project director for a social research group from 1995 to 1997.


Neuberger Berman Management is the fund's investment adviser, and in turn engages Neuberger Berman, LLC to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.95% of average net assets.




[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Trust Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                      Management fees                        0.95
       Plus:          Distribution (12b-1) fees              0.10
                      Other expenses                         0.54
                                                             -----------
       Equals:        Total annual operating expenses        1.59
       Minus:         Expense reimbursement                  0.09
                                                             -----------
       Equals:        Net expenses                           1.50


* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/04 so that its total annual operating expenses are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.




EXPENSE EXAMPLE


            The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
                                     1 Year    3 Years   5 Years   10 Years
            ------------------------------------------------------------------
            Expenses                 $153      $474      $839      $1,865


Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                           1997/(1)/     1998    1999    2000     2001
----------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                 Share price (NAV) at beginning of year          10.00      11.43    10.64   14.41    14.53
Plus:            Income from investment operations
                 Net investment income (loss)                       --       0.03       --   (0.02)   (0.03)
                 Net gains/losses -- realized and unrealized      1.43      (0.71)    3.90    0.40    (1.43)
                 Subtotal: income from investment operations      1.43      (0.68)    3.90    0.38    (1.46)
Minus:           Distributions to shareholders
                 Income dividends                                   --       0.01     0.03      --       --
                 Capital gain distributions                         --       0.10     0.10    0.25       --
                 Tax return of capital                              --         --       --    0.01       --
                 Subtotal: distributions to shareholders            --       0.11     0.13    0.26       --

                                                                ----------------------------------------------
Equals:          Share price (NAV) at end of year                11.43      10.64    14.41   14.53    13.07
----------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                            1.58/(2)/  1.20     1.20    1.32     1.46
Gross expenses/(3)/                                               3.33/(2)/  2.05     1.72    1.76     1.59
Expenses/(4)/                                                     1.58/(2)/  1.20     1.20    1.32     1.46
Net investment income (loss) -- actual                            0.06/(2)/  0.33     0.01   (0.19)   (0.25)
----------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return/(6)/ (%)                                            14.30/(5)/ (6.05)   36.76    2.76   (10.05)
Net assets at end of year (in millions of dollars)                 7.7       13.4     25.3    29.0     28.3
Portfolio turnover rate (%)                                         51         47       53      76       83



For dates prior to 12/16/00, the figures above are from the Trust Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures above for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/Period from 3/3/97 (beginning of operations) to    /4/Shows what expenses would have been if there had
   8/31/97.                                              been no expense offset arrangements.
/2/Annualized.                                        /5/Not annualized.
/3/Shows what this ratio would have been if there had /6/Would have been lower if Neuberger Berman been no expense reimbursement. Management had not reimbursed certain expenses.

                                                       Socially Responsive Fund

      Your Investment

                    MAINTAINING YOUR
                    ACCOUNT

-----------------------------------------------------------

[SIDEBAR]

 Your Investment Provider

The Trust Class shares described in this prospectus are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management. However, most of the information you'll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Trust Class shares, investor services, and additional policies.

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

[END SIDEBAR]

To buy or sell Trust Class shares of any of the funds described in this prospectus, contact your investment provider. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The funds do not issue certificates for shares.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from the Trust Class of one Neuberger Berman fund to the Trust Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Under certain circumstances, the funds reserve the right to:

 . suspend the offering of shares

 . reject any exchange or investment order

 . change, suspend, or revoke the exchange privilege

 . satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

 . suspend or postpone the redemption of shares on days when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the SEC

The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

 . in unusual circumstances where the law allows additional time if needed

 . if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

Neuberger Berman

MAINTAINING YOUR

ACCOUNT continued

-----------------------------------------------------------




If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire or certified check.

Distribution and Shareholder Servicing Fees -- Trust Class shares of Focus, Guardian, Millennium, Partners, Regency, and Socially Responsive Funds have adopted a plan under which each fund pays 0.10% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investing in the funds. If used to support distribution, they could result in higher overall costs over the long term than other types of sales charges.

Redemption Fee -- If you sell International Fund shares or exchange them for shares of another fund within 180 days or less of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. This fee is paid to the fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

The funds use a "first-in, first-out" method to determine how long you have held your fund shares. This means that if you bought the shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We will not impose the redemption fee on a redemption or an exchange of:

 . shares acquired by reinvestment of dividends or other distributions of the funds;

 . shares held in an account of certain qualified retirement plans; or

 . shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading.

You should contact your investment provider to determine whether it imposes a redemption fee or has such a policy in place.

                                                                 Your Investment

                    SHARE PRICES

-----------------------------------------------------------


[SIDEBAR]

Share Price Calculations

The price of Trust Class shares of a fund is the total value of the assets attributable to Trust Class minus the liabilities attributable to that class, divided by the total number of Trust Class shares. Because the value of a fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the funds use market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When the fund believes a market price does not reflect a security's true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities.

[END SIDEBAR]

Because Trust Class shares of the funds do not have initial sales charges, the price you pay for each share of a fund is the fund's net asset value per share. Similarly, because these funds charge no fees for selling shares, they pay you the full share price when you sell shares. Remember that your investment provider may charge fees for its services.

The funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted; check with your investment provider to find out by what time your order must be received in order to be processed the same day. Each fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. Depending on when your investment provider accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Also, because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Neuberger Berman

DISTRIBUTIONS
AND TAXES

-----------------------------------------------------------




Distributions -- Each fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the funds make any distributions once a year (in December), except for Guardian Fund, which typically distributes any net investment income quarterly.

Consult your investment provider about whether your income and capital gain distributions from a fund will be reinvested in that fund or paid to you in cash.

How distributions are taxed -- Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA of those amounts also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.


Income distributions and net short-term capital gain distributions are generally taxed as regular income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

[SIDEBAR]

 Taxes and You

The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

[END SIDEBAR]

                                                                 Your Investment

                    DISTRIBUTIONS AND
                    TAXES continued

-----------------------------------------------------------


[SIDEBAR]

 Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional fund shares or paid to shareholders in cash.

Because of this, if you buy shares just before a fund makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you're investing in a fund through a tax-advantaged account, there are no tax consequences to you.

[END SIDEBAR]

How share transactions are taxed -- When you sell or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts.

Uncashed checks -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

Neuberger Berman

FUND STRUCTURE

-----------------------------------------------------------




Each of the funds in this prospectus uses a "multiple class" structure. The funds offer either two, three or four classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Trust Class shares of the funds.

[SIDEBAR]

 Conversion to the Euro

Like other mutual funds, the funds could be affected by problems relating to the conversion of European currencies into the Euro, which extends from 1/1/99 to 7/1/02.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the funds' portfolios will be affected by this issue.

At the same time, it is impossible to know whether the ongoing conversion, which could disrupt fund operations and investments if problems arise, has been adequately addressed until the conversion is completed.

[END SIDEBAR]

                                                                 Your Investment

                    APPENDIX

-----------------------------------------------------------


        Neuberger Berman Focus Fund -- Description of Economic Sectors.


Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) Defense and Aerospace Sector: Companies engaged in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

-----------------------------------------------------------


(4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

(5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.


(6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability of their products and services. Also, products and services of these companies could quickly become obsolete.

-----------------------------------------------------------


(7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector -- for example, video and electronic games -- may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

-----------------------------------------------------------

(10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, of other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the level of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

(11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

(12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public's willingness to travel.

(13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operations of nuclear power facilities.

-----------------------------------------------------------

 Notes

-----------------------------------------------------------

-----------------------------------------------------------


 Notes

-----------------------------------------------------------

[SIDEBAR]

 Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor New York, NY 10158-0180 800-877-9700
212-476-8800

Broker/Dealer and Institutional Services: 800-366-6264

Web site:
www.nb.com
Email: fundinquiries@nb.com


You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.


You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

[END SIDEBAR]

Neuberger Berman Equity Funds

Trust Class Shares

 . No load
 . No sales charges

If you'd like further details on any of these funds, you can request a free copy of the following documents:

Shareholder Reports -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including: . a discussion by the portfolio manager(s) about strategies and market conditions
 . fund performance data and financial statements
 . complete portfolio holdings

Statement of Additional Information -- The SAI contains more comprehensive information on these funds, including: . various types of securities and practices, and their risks . investment limitations and additional policies . information about each fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:
Neuberger Berman Management Inc.
Sub-adviser:
Neuberger Berman, LLC

[LOGO] NEUBERGER BERMAN

 Neuberger Berman Management Inc.
 605 Third Avenue  2nd Floor
 New York, NY 10158-0180
 www.nb.com


[LOGO] recycle A0090 12/01 SEC file number: 811-582

[LOGO] NEUBERGER BERMAN


Neuberger Berman
Equity Funds(R)
-----------------------------------------------------------

                    ADVISOR CLASS SHARES

                    Prospectus December 17, 2001

                    Focus Fund
                    Genesis Fund
                    Guardian Fund
                    Manhattan Fund
                    Partners Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


 ....................

Contents
-----------------------------------------------------------

          NEUBERGER BERMAN EQUITY FUNDS

          ADVISOR CLASS SHARES


                     page 2  ....... Focus Fund
                          8  ....... Genesis Fund
                         14  ....... Guardian Fund
                         20  ....... Manhattan Fund
                         26  ....... Partners Fund


          YOUR INVESTMENT

                         32  ....... Maintaining Your Account
                         34  ....... Share Prices
                         35  ....... Distributions and Taxes
                         37  ....... Fund Structure


        The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc. (C)2001 Neuberger Berman Management Inc.

-----------------------------------------------------------

 THESE FUNDS:

 .  are designed for investors with long-term goals in mind

 . offer you the opportunity to participate in financial markets through professionally managed stock portfolios

 . also offer the opportunity to diversify your portfolio with funds that invest using a value or a growth approach

 . carry certain risks, including the risk that shares, when redeemed, may be worth more or less than their original cost

 . are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

 .  normally invest at least 80% of net assets in equity securities

[SIDEBAR]
 Fund Management


The Neuberger Berman Equity Funds are managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage $52.1 billion in total assets (as of September 30, 2001) and continue an asset management history that began in 1939.


 Risk Information

This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover).


Due to the tragic and extraordinary events on and after September 11, 2001, short-term market activity has been highly volatile. See our website at www.nb.com for up-to-date performance.


[END SIDEBAR]

Neuberger Berman
Focus Fund
-----------------------------------------------------------

      Ticker Symbol: NBFAX

                  "Our investment approach for Focus Fund involves looking for companies that have low price-to-earnings ratios, solid balance sheets and strong management. We often find that these companies are concentrated in certain sectors of the economy, and we look further within these sectors for other companies that meet our criteria."

 ................

GOAL & STRATEGY

-----------------------------------------------------------

         The fund seeks long-term growth of capital.
 [Graphic]

To pursue this goal, the fund invests mainly in common stocks of companies of any size that fall within the following sectors:

 . autos and housing

 . consumer goods and services

 . defense and aerospace

 . energy

 . financial services

 . health care

 . machinery and equipment

 . media and entertainment

 . retailing

 . technology

 . transportation

 . utilities

At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors. However, it does not invest more than 25% of total assets in any one industry.

The manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with investing in a small number of sectors.

When a stock no longer meets the fund's investment criteria, the manager will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]
 Industry Sectors

The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]

                                                                     Focus Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply and you could lose money.

Because the fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors. These may include market, economic, political or regulatory developments, among others. The fund's performance may also suffer if a sector does not perform as the portfolio manager expected.

To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund's total assets in the financial services sector (see Appendix).

To the extent that the fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the fund emphasizes that market capitalization, it could perform worse than certain other funds.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund is non-diversified. This means that the percentage of the fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Neuberger Berman

PERFORMANCE

-----------------------------------------------------------


                                    [Graphic]

The charts below provide an indication of the risks of investing in Advisor Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                    [CHART]
'91     24.66
'92     21.10
'93     16.33
'94      0.87
'95     36.19
'96     16.10
'97     23.42
'98     17.56
'99     24.86
'00     12.38

Best quarter: Q4 '98, 40.19%    Worst quarter: Q3 '98, -27.62%
Year-to-date performance as of 9/30/01: -25.84

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

--------------------------------------------------------------------

                                       1 Year    5 Years  10 Years
--------------------------------------------------------------------

Focus Fund                           12.38       18.77     19.02
S&P 500 Index                        -9.10       18.32     17.44
Russell 1000 Value Index              7.02       16.91     17.36
The S&P 500 is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.


* Through 12/15/00 Focus Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after September 1996 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Focus Fund Advisor Class. Performance from 1990 to September 1996 is that of Focus Fund Investor Class, which began operations in 1955. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing heavily in energy stocks prior to November 1991, and invested mainly in large-cap stocks prior to September 1998, its performance during those times would have been different if current policies had been in effect.
[END SIDEBAR]

                                                                     Focus Fund

                    INVESTOR EXPENSES

-------------------------------------------------------------------------------

[SIDEBAR]

 Management

Kent C. Simons is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund's assets since 1988.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.87% of average net assets.

[END SIDEBAR]
                                    [Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Advisor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees                                                 None
--------------------------------------------------------------------------
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
                     Management fees                             0.87
Plus:                Distribution (12b-1) fees                   0.25
                     Other expenses                              0.35
                                                                 -------
Equals:              Total annual operating expenses             1.47


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/13, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year     3 Years  5 Years     10 Years
------------------------------------------------------------------
Expenses                 $150      $465      $803      $1,757


Neuberger Berman

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------

Year Ended August 31,                                 1997/(1)/       1998            1999         2000         2001
-------------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
         Share price (NAV) at beginning of year        10.00             14.34         11.31        16.18       23.57
Plus:    Income from investment operations
         Net investment loss                           (0.05)            (0.03)        (0.08)       (0.06)      (0.15)
         Net gains/losses -- realized and unrealized    4.39             (2.42)         4.96         8.99       (4.78)
         Subtotal: income from investment operations    4.34             (2.45)         4.88         8.93       (4.93)
Minus:   Distributions to shareholders
         Capital gain distributions                       --              0.58          0.01         1.54          --
         Subtotal: distributions to shareholders          --              0.58          0.01         1.54          --
                                                      -----------------------------------------------------------------
Equals:  Share price (NAV) at end of year              14.34             11.31         16.18        23.57       18.64
-------------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                  1.50/(2)/         1.50          1.50         1.50        1.47
Gross expenses/(3)/                                    76.74/(2)/        28.01          7.08         2.89          --
Expenses/(4)/                                           1.50/(2)/         1.50          1.50         1.50        1.47
Net investment loss -- actual                          (0.43)/(2)/       (0.36)        (0.58)       (0.66)      (0.71)
-------------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                       43.40/(5)(6)/    (17.73)/(6)/   43.15/(6)/   58.68/(6)/ (20.92)
Net assets at end of year (in millions of dollars)       0.1               0.5           1.9         15.2        20.7
Portfolio turnover rate (%)                               63                64            57           55          38



For dates prior to 12/16/00, the figures above are from the Advisor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/Period from 9/4/96 (beginning of operations) to 8/31/97.
/2/Annualized.
/3/Shows what this ratio would have been if there had been no expense reimbursement.
/4/Shows what expenses would have been if there had been no expense offset arrangements.
/5/Not annualized.

/6/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.


                                                                     Focus Fund

Neuberger Berman
Genesis Fund
-----------------------------------------------------------

      Ticker Symbol: NBGAX

                  "We seek out small companies that are little-known and often found in less glamorous industries. Potential for growth is one area we focus on, but equally important to us is evidence of solid performance and a proven management team. And as value investors, we look for stocks that are selling at attractive prices."


This fund is closed to new investors.

 ................

GOAL & STRATEGY

-------------------------------------------------------------------------------


                   [Graphic] The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

 . above-average returns
 . an established market niche
 . circumstances that would make it difficult for new competitors to enter the market
 . the ability to finance their own growth
 . sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks.

At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise when other investors realize their worth.

[END SIDEBAR]

                                                                   Genesis Fund

                    MAIN RISKS

-------------------------------------------------------------------------------

[SIDEBAR]

 Other Risks


The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

Stock prices of many smaller companies are based on future expectations. The portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the fund is still subject to many of the risks of small-cap investing. These include the risk that the fund's holdings may:

 . fluctuate more widely in price than the market as a whole

 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor

 . be more affected than other types of stocks by the underperformance of a sector that the managers decided to emphasize

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-------------------------------------------------------------------------------

[Graphic]


The charts below provide an indication of the risks of investing in Advisor Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with that of a broad measure of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                    [CHART]
'91     41.55
'92     15.62
'93     13.89
'94     -1.82
'95     27.31
'96     29.86
'97     34.74
'98     -7.21
'99      3.78
'00     32.21

Best quarter: Q1 '91, 25.05%    Worst quarter: Q3 '98, -16.44%
Year-to-date performance as of 9/30/01:  -3.10

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                    1 Year    5 Years   10 Years
-----------------------------------------------------------------

Genesis Fund                    32.21        17.37       17.90
Russell 2000 Index               3.02        10.31       15.53
The Russell 2000 is an unmanaged index of U.S. small-cap stocks.

*Through 12/15/00 Genesis Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after April 1997 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Genesis Fund Advisor Class. Performance from 1990 to April 1997 is that of Genesis Fund Investor Class, which began operations in 1988. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

[SIDEBAR]


 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

[END SIDEBAR]

                                                                   Genesis Fund

                    INVESTOR EXPENSES

-------------------------------------------------------------------------------

[SIDEBAR]

 Management


Judith M. Vale, Robert W. D'Alelio and Kevin R. O'Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small-Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund's assets since 1994. D'Alelio joined the firm in 1996 and has co-managed the fund's assets since 1997. From 1988 to 1996, he was a senior portfolio manager at another firm. O'Brien has been a manager of the fund since 2001 and an analyst in the research department of Neuberger Berman, LLC since 1996.



Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 1.13% of average net assets.


[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Advisor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)*
       These are deducted from fund assets, so you pay them indirectly.
                      Management fees                        1.10
       Plus:          Distribution (12b-1) fees              0.25
                      Other expenses                         0.11
                                                          -----------
       Equals:        Total annual operating expenses        1.46


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/13, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE

            The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                       1 Year   3 Years   5 Years    10 Years
            ------------------------------------------------------------------
            Expenses                 $149      $462      $797      $1,746


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                    1997/(1)/        1998           1999         2000         2001
----------------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
           Share price (NAV) at beginning of year         10.00             13.21         10.67        12.64      15.84
Plus:      Income from investment operations
           Net investment income (loss)                   (0.01)             0.02          0.01        (0.04)     (0.07)
           Net gains/losses -- realized and unrealized     3.22             (2.52)         1.99         3.25       2.42
           Subtotal: income from investment operations     3.21             (2.50)         2.00         3.21       2.35
Minus:     Distributions to shareholders
           Income dividends                                  --                --          0.03         0.01         --
           Capital gain distributions                        --              0.04            --           --       1.47
           Subtotal: distributions to shareholders           --              0.04          0.03         0.01       1.47
                                                         ----------------------------------------------------------------
Equals:    Share price (NAV) at end of year               13.21             10.67         12.64        15.84      16.72
----------------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement/waiver and offset arrangements had not been in effect.
Net expenses -- actual                                     1.50/(2)/         1.50          1.50         1.50       1.46
Gross expenses/(3)/                                       25.91/(2)/         2.40          1.63         1.59         --
Expenses/(4)/                                              1.50/(2)/         1.50          1.50         1.50       1.46
Net investment income (loss) -- actual                    (0.36)/(2)/        0.60          0.16        (0.31)     (0.42)
----------------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                          32.10/(5)(6)/    (18.99)/(6)/   18.75/(6)/   25.42/(6)/ 16.18
Net assets at end of year (in millions of dollars)          0.7              24.5          81.8         99.0      169.7
Portfolio turnover rate (%)                                  18                18            33           38         19



For dates prior to 12/16/00, the figures above are from the Advisor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/Period from 4/2/97 (beginning of operations) to 8/31/97.
/2/Annualized.
/3/Shows what this ratio would have been if there had been no expense reimbursement/waiver.

/4/Shows what expenses would have been if there had been no expense offset arrangements; the management fee waiver is included, however.

/5/Not annualized.
/6/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses and/or waived a portion of the management fee.

                                                                   Genesis Fund

Neuberger Berman
Guardian Fund
-----------------------------------------------------------


      Ticker Symbol: NBGUX


                  "We look for established companies whose intrinsic value, by our measure, has yet to be discovered by the majority of investors. In managing overall risk, we make a conscious effort to determine the risk/reward scenario of each individual holding as well as its impact at the portfolio level."

 ................

GOAL & STRATEGY

-------------------------------------------------------------------------------

[Graphic]

The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of large-capitalization companies. Because the managers tend to find that undervalued stocks may be more common in certain sectors of the economy at a given time, the fund may emphasize those sectors.

The fund seeks to reduce risk by diversifying among a large number of companies across many different industries and economic sectors, and by managing its overall exposure to a wide variety of risk factors.

The managers look for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 . solid balance sheets

 . above-average returns

 . low valuation measures, such as price-to-earnings ratios

 . strong competitive positions

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


[SIDEBAR]

 Large-Cap Stocks

Large-cap companies are usually well established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times.

Compared to smaller companies, large-cap companies can be less responsive to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]



                                                                  Guardian Fund

                    MAIN RISKS

-------------------------------------------------------------------------------

[SIDEBAR]

 Other Risks


The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

At times, large-cap stocks may lag other types of stocks in performance, which could cause the fund to perform worse than certain other funds over a given time period.

To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the fund's performance is likely to be disproportionately affected by the economic, market, political, regulatory and other developments that may influence those sectors. The fund's performance may also suffer if a sector does not perform as the portfolio managers expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Neuberger Berman

PERFORMANCE

-------------------------------------------------------------------------------

[Graphic]


The charts below provide an indication of the risks of investing in Advisor Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                    [CHART]
'91     34.33
'92     19.01
'93     14.45
'94      0.60
'95     32.11
'96     17.59
'97     17.10
'98      1.67
'99      7.64
'00     -2.43

Best quarter: Q4 '98, 22.98%    Worst quarter: Q3 '98, -26.34%
Year-to-date performance as of 9/30/01:  -11.04


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*


                                                  1 Year   5 Years  10 Years
         --------------------------------------------------------------------

         Guardian Fund                        -2.43        8.01     13.59
         S&P 500 Index                        -9.10       18.32     17.44
         Russell 1000 Value Index              7.02       16.91     17.36
         The S&P 500 is an unmanaged index of U.S. stocks.
         The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.



*Through 12/15/00 Guardian Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after September 1996 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Guardian Fund Advisor Class. Performance from 1990 to September 1996 is that of Guardian Fund Investor Class, which began operations in 1950. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.


[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]


                                                                  Guardian Fund

                    INVESTOR EXPENSES

-------------------------------------------------------------------------------

[SIDEBAR]

 Management

Kevin L. Risen and Allan R. White III are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Risen has co-managed the fund's assets since 1996. He joined Neuberger Berman in 1992 as an analyst, and has been a portfolio manager since 1995. White has been co-manager of the fund since September 1998, when he joined the firm. From 1989 to 1998 he was a portfolio manager at another firm.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.86% of average net assets.


[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Advisor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees                                      None
-------------------------------------------------------------------
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
               Management fees                        0.86
Plus:          Distribution (12b-1) fees              0.25
               Other expenses                         0.21
                                                      -----------
Equals:        Total annual operating expenses        1.32


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/13, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                 $134      $418      $723      $1,590


Neuberger Berman

FINANCIAL HIGHLIGHTS



Year Ended August 31,                                   1997/(1)/       1998            1999         2000   2001
---------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
           Share price (NAV) at beginning of year        10.00             13.88         10.81      13.54   15.60
Plus:      Income from investment operations
           Net investment income (loss)                   0.01             (0.02)           --         --    0.05
           Net gains/losses -- realized and unrealized    3.88             (2.92)         2.73       2.16   (2.19)
           Subtotal: income from investment operations    3.89             (2.94)         2.73       2.16   (2.14)
Minus:     Distributions to shareholders
           Income dividends                               0.01                --            --       0.01    0.03
           Capital gain distributions                       --              0.13            --       0.09    0.68
           Subtotal: distributions to shareholders        0.01              0.13            --       0.10    0.71
                                                        -----------------------------------------------------------
Equals:    Share price (NAV) at end of year              13.88             10.81         13.54      15.60   12.75
---------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                    1.50/(2)/         1.50          1.50       1.47    1.32
Gross expenses/(3)/                                       5.65/(2)/         1.63          1.56         --      --
Expenses/(4)/                                             1.50/(2)/         1.50          1.50       1.48    1.32
Net investment income (loss) -- actual                   (0.12)/(2)/       (0.16)         0.03         --    0.35
---------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                         38.92/(5)(6)/    (21.34)/(6)/   25.25/(6)/ 16.04  (13.74)
Net assets at end of year (in millions of dollars)         9.3              17.5          24.8       27.5    24.1
Portfolio turnover rate (%)                                 50                60            73         83      88



For dates prior to 12/16/00, the figures above are from the Advisor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/Period from 9/4/96 (beginning of operations) to 8/31/97.
/2/Annualized.
/3/Shows what this ratio would have been if there had been no expense reimbursement.
/4/Shows what expenses would have been if there had been no expense offset arrangements.
/5/Not annualized.
/6/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

                                                                  Guardian Fund

Neuberger Berman
Manhattan Fund
-----------------------------------------------------------


      Ticker Symbol: NBMBX


                  "Without question, we are growth investors. We look for
                   companies that we think will deliver positive earnings surprises, particularly those with the potential to do so consistently. Ideally, we want to identify companies that will someday rank among the Fortune 500."
 ................

GOAL & STRATEGY

-------------------------------------------------------------------------------

 [Graphic]         The fund seeks growth of capital.


To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers look for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these firms may include:

 . above-average growth of earnings

 . earnings that have exceeded analysts' expectations

The managers may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The managers follow a disciplined selling strategy, and may drop a stock from the portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Mid-Cap Stocks


Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

 Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries and may not yet have reached their full potential. The growth investor looks for indications of continued success.

[END SIDEBAR]


                                                                 Manhattan Fund

                    MAIN RISKS

-------------------------------------------------------------------------------

[SIDEBAR]

 Other Risks


The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

 . fluctuate more widely in price than the market as a whole

 . underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Growth stocks in particular may also underperform during periods when the market favors value stocks. Bad economic news, or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. The fund's performance may also suffer if certain stocks do not perform as the portfolio managers expected. To the extent that the managers sell stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-------------------------------------------------------------------------------

[Graphic]


The charts below provide an indication of the risks of investing in Advisor Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                    [CHART]
'91     30.89
'92     17.77
'93     10.01
'94     -3.60
'95     31.00
'96      9.60
'97     28.58
'98     15.75
'99     49.27
'00    -12.00

Best quarter: Q4 '99, 48.35%    Worst quarter: Q4 '00, -28.60%
Year-to-date performance as of 9/30/01:  -43.00


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                                   1 Year   5 Years  10 Years
        ----------------------------------------------------------------------

        Manhattan Fund                        -12.00       16.46     16.46
        Russell Midcap Growth Index           -11.75       17.77     18.10
        S&P 500 Index                          -9.10       18.32     17.44
        The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.
        The S&P 500 is an unmanaged index of U.S. stocks.

*Through 12/15/00 Manhattan Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after September 1996 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Manhattan Fund Advisor Class. Performance from 1990 to September 1996 is that of Manhattan Fund Investor Class, which Neuberger Berman Management has advised since 1979. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing in stocks of all capitalizations and used a comparatively more value-oriented investment approach prior to July 1997, its performance would have been different if current policies had been in effect.

[END SIDEBAR]

                                                                 Manhattan Fund

                    INVESTOR EXPENSES

-------------------------------------------------------------------------------

[SIDEBAR]

 Management

Jennifer K. Silver and Brooke A. Cobb are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Silver is the Director of the Growth Equity Group, and has been co-manager of the fund since joining the firm in 1997. From 1981 to 1997, she was an analyst and a portfolio manager at another firm. Cobb has been co-manager of the fund since joining the firm in 1997. From 1972 to 1997, he was a portfolio manager at several other firms.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.92% of average net assets.

[END SIDEBAR]


[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Advisor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                      None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)
       These are deducted from fund assets, so you pay them indirectly.
                       Management fees                       0.92
       Plus:           Distribution (12b-1) fees             0.25
                       Other expenses                        1.43
                                                             -----------
       Equals:         Total annual operating expenses       2.60
       Minus:          Expense reimbursement*                1.10
                                                             -----------
       Equals:         Net expenses                          1.50


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/13, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE


            The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                     1 Year    3 Years   5 Years   10 Years
            ------------------------------------------------------------------
            Expenses                 $153      $474      $818      $1,791
            ------------------------------------------------------------------


Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                           1997/(1)/        1998    1999    2000     2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                 Share price (NAV) at beginning of year            10.00        13.75   10.76   14.54    27.05
Plus:            Income from investment operations
                 Net investment loss                               (0.08)       (0.11)  (0.04)  (0.21)   (0.16)
                 Net gains/losses -- realized and unrealized        3.94        (1.22)   3.92   12.72   (12.62)
                 Subtotal: income from investment operations        3.86        (1.33)   3.88   12.51   (12.78)
Minus:           Distributions to shareholders
                 Capital gain distributions                         0.11         1.66    0.10      --     3.50
                 Subtotal: distributions to shareholders            0.11         1.66    0.10      --     3.50
                                                                -------------------------------------------------
Equals:          Share price (NAV) at end of year                  13.75        10.76   14.54   27.05    10.77
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                              1.50/(2)/    1.50    1.50    1.50     1.50
Gross expenses/(3)/                                                77.83/(2)/   42.53   19.99    3.57     2.60
Expenses/(4)/                                                       1.50/(2)/    1.50    1.50    1.50     1.50
Net investment loss -- actual                                      (0.70)/(2)/  (0.98)  (1.00)  (1.09)   (1.05)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return/(6)/ (%)                                              38.86/(5)/  (11.29)  36.09   86.04   (51.43)
Net assets at end of year (in millions of dollars)                   0.1          0.2     1.7     5.4      1.8
Portfolio turnover rate (%)                                           89           90     115     105      102



For dates prior to 12/16/00, the figures above are from the Advisor Class's predecessor feeder fund. The figures above prior to fiscal year 2001 have been audited by PricewaterhouseCoopers LLP, the fund's previous independent accountants. The figures for fiscal year 2001 have been audited by KPMG LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

/1/Period from 9/4/96 (beginning of operations) to 8/31/97.
/2/Annualized.
/3/Shows what this ratio would have been if there had been no expense reimbursement.
/4/Shows what expenses would have been if there had been no expense offset arrangements.
/5/Not annualized.
/6/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

                                                                 Manhattan Fund

Neuberger Berman
Partners Fund
-----------------------------------------------------------


      Ticker Symbol: NBPBX


                  "Our goal is to find companies that we believe are
                   undervalued relative to their earnings potential, where we see a gap between the actual price of a stock and its intrinsic value. When a company grows in value and/or the valuation gap closes, the success of our strategy is realized."
 ................

GOAL & STRATEGY

-------------------------------------------------------------------------------

 [Graphic]         The fund seeks growth of capital.


To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies and industries.

The manager looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

 . strong fundamentals, such as a company's financial, operational, and competitive positions

 . consistent cash flow

 . sound earnings record through all phases of the market cycle

The manager may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The fund generally considers selling a stock when it reaches the manager's target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]


                                                                  Partners Fund

                    MAIN RISKS

-------------------------------------------------------------------------------

[SIDEBAR]

 Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

[Graphic]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks, and are usually more sensitive to economic political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.


To the extent that a value approach dictates an emphasis on certain sectors of the market at any given time, the funds performance is likely to be disproportionately affected by the economic, market, political, regulatory and other developments that may influence those sectors.


With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. To the extent that the manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

-------------------------------------------------------------------------------

[Graphic]

The charts below provide an indication of the risks of investing in Advisor Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with broader measures of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

                                    [CHART]
1991     22.36
 '92     17.52
 '93     16.46
 '94     -1.89
 '95     35.21
 '96     26.27
 '97     28.44
 '98     5.59
 '99     7.28
 '00     0.04

Best quarter: Q4 '98, 16.17%    Worst quarter: Q3 '98, -14.87%
Year-to-date performance as of 9/30/01:  -16.81

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                      1 Year   5 Years 10 Years
----------------------------------------------------------------
Partners Fund                       0.04      12.94     15.10
S&P 500 Index                      -9.10      18.32     17.44
Russell 1000 Value Index            7.02      16.91     17.36
The S&P 500 Index is an unmanaged index of U.S. stocks.
The Russell 1000 Value Index is an unmanaged index of U.S. mid-
and large-cap value stocks.


*Through 12/15/00 Partners Fund Advisor Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods after August 1996 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Partners Fund Advisor Class. Performance from 1990 to August 1996 is that of Partners Fund Investor Class, which Neuberger Berman Management has advised since 1975. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had.

[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund's performance figures include all of its expenses; the indexes do not include costs of investment.

[END SIDEBAR]


                                                                  Partners Fund

                    INVESTOR EXPENSES

-------------------------------------------------------------------------------

[SIDEBAR]

 Management

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the fund since 1998, and was a portfolio manager at another firm from 1993 to 1998.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.87% of average net assets.

[END SIDEBAR]

[Graphic]

The fund does not charge you any fees for buying, selling, or exchanging Advisor Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


Shareholder fees                                      None
-------------------------------------------------------------------
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
               Management fees                        0.87
Plus:          Distribution (12b-1) fees              0.25
               Other expenses                         0.17
                                                      -----------
Equals:        Total annual operating expenses        1.29


*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/13, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE


The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                         1 Year    3 Years   5 Years   10 Years
------------------------------------------------------------------
Expenses                $131       $409      $708      $1,556


Neuberger Berman

FINANCIAL HIGHLIGHTS


Year Ended August 31,                                        1997         1998           1999    2000     2001
-------------------------------------------------------------------------------------------------------------------
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
            Share price (NAV) at beginning of year            9.91          14.42       12.59   15.74    16.03
Plus:       Income from investment operations
            Net investment income (loss)                      0.01           0.01        0.06    0.02    (0.01)
            Net gains/losses -- realized and unrealized       4.56          (1.51)       3.15    1.17    (1.60)
            Subtotal: income from investment operations       4.57          (1.50)       3.21    1.19    (1.61)
Minus:      Distributions to shareholders
            Income dividends                                  0.01           0.01        0.06    0.01     0.01
            Capital gain distributions                        0.05           0.32          --    0.89     0.69
            Subtotal: distributions to shareholders           0.06           0.33        0.06    0.90     0.70
                                                           ------------------------------------------------------
Equals:     Share price (NAV) at end of year                 14.42          12.59       15.74   16.03    13.72
-------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses -- actual                                        1.50           1.50        1.31    1.32     1.29
Gross expenses/(1)/                                           8.74           1.56          --      --       --
Expenses/(2)/                                                 1.50           1.50        1.31    1.32     1.29
Net investment income (loss) -- actual                        0.08           0.12        0.41    0.11    (0.10)
-------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return (%)                                             46.26/(3)/    (10.69)/(3)/ 25.51    7.99   (10.12)
Net assets at end of year (in millions of dollars)             5.8           29.3        62.4    53.5     43.1
Portfolio turnover rate (%)                                     77            109         132      95       73



For dates prior to 12/16/00, the figures above are from the Advisor Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/ Shows what this ratio would have been if there had been no expense reimbursement.


/2/Shows what expenses would have been if there had been no expense offset arrangements.


/3/ Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.


                                                                  Partners Fund

                                 Your Investment


                             MAINTAINING YOUR ACCOUNT

-------------------------------------------------------------------------------
[SIDEBAR]

 Your Investment Provider

 The Advisor Class shares described in this prospectus are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

 The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management. However, most of the information you'll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Advisor Class shares, investor services, and additional policies.

 In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

[END SIDEBAR]

To buy or sell Advisor Class shares of any of the funds described in this prospectus, contact your investment provider. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The funds do not issue certificates for shares.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from the Advisor Class of one Neuberger Berman fund to the Advisor Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Under certain circumstances, the funds reserve the right to:

 . suspend the offering of shares

 . reject any exchange or investment order

 . change, suspend, or revoke the exchange privilege

 . satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

 . suspend or postpone the redemption of shares on days when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the SEC

Neuberger Berman

-------------------------------------------------------------------------------


The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

 . in unusual circumstances where the law allows additional time if needed

 . if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire or certified check.

Distribution and Shareholder Servicing Fees -- The funds have adopted a plan under which the Advisor Class of each fund pays 0.25% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investing in the funds. Over the long term, they could result in higher overall costs than other types of sales charges.


                                                                Your Investment

                    SHARE PRICES

-------------------------------------------------------------------------------

[SIDEBAR]

 Share Price
 Calculations

The price of Advisor Class shares of a fund is the total value of the assets attributable to Advisor Class minus the liabilities attributable to that class, divided by the total number of Advisor Class shares. Because the value of a fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the funds use market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When the fund believes a market price does not reflect a security's true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities.

[END SIDEBAR]

Because Advisor Class shares of the funds do not have initial sales charges, the price you pay for each share of a fund is the fund's net asset value per share. Similarly, because these funds charge no fees for selling shares, they pay you the full share price when you sell shares. Remember that your investment provider may charge fees for its services.


The funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted; check with your investment provider to find out by what time your order must be received in order to be processed the same day. Each fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. Depending on when your investment provider accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.


Also, because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Neuberger Berman

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Distributions -- Each fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the funds make any distributions once a year (in December), except for Guardian Fund, which typically distributes any net investment income quarterly.

Consult your investment provider about whether your income and capital gain distributions from a fund will be reinvested in that fund or paid to you in cash.

How distributions are taxed -- Except for tax-advantaged retirement accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA of those amounts also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement ("Taxes and You") will help clarify this for you.


Income distributions and net short-term capital gain distributions are generally taxed as regular income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

[SIDEBAR]

Taxes and You

The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

[END SIDEBAR]

                                                                Your Investment

                    DISTRIBUTIONS
                    AND TAXES continued

-------------------------------------------------------------------------------



[SIDEBAR]

 Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional fund shares or paid to shareholders in cash.

Because of this, if you buy shares just before a fund makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you're investing in a fund through a tax-advantaged account, there are no tax consequences to you from a distribution.

[END SIDEBAR]

How share transactions are taxed -- When you sell or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts.

Uncashed checks -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

Neuberger Berman

FUND STRUCTURE

-------------------------------------------------------------------------------




Each of the funds in this prospectus uses a ''multiple class'' structure. These funds offer either three or four classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Advisor Class shares of the funds.

[SIDEBAR]

 Conversion to the Euro

Like other mutual funds, the funds could be affected by problems relating to the conversion of European currencies into the Euro, which extends from 1/1/99 to 7/1/02.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the funds' portfolios will be affected by this issue.

At the same time, it is impossible to know whether the ongoing conversion, which could disrupt fund operations and investments if problems arise, has been adequately addressed until the conversion is completed.

[END SIDEBAR]

                                                                Your Investment

                    APPENDIX

-----------------------------------------------------------

        Neuberger Berman Focus Fund -- Description of Economic Sectors.

Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries'') or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) Defense and Aerospace Sector: Companies engaged in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

-----------------------------------------------------------

(4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.


(5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.



(6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability of their products and services. Also, products and services of these companies could quickly become obsolete.

-----------------------------------------------------------

(7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector -- for example, video and electronic games -- may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

-----------------------------------------------------------

(10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

(11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

(12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public's willingness to travel.

(13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

-----------------------------------------------------------


 Notes

-----------------------------------------------------------

-----------------------------------------------------------


 Notes

-----------------------------------------------------------

[SIDEBAR]

 Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd floor New York, NY 10158-0180 800-877-9700
212-476-8800

Broker/Dealer and Institutional Services:
800-366-6264
Web site:
www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.
[END SIDEBAR]


Neuberger Berman Equity Funds
Advisor Class Shares

If you'd like further details on any of these funds, you can request a free copy of the following documents:

Shareholder Reports -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

 . discussion by the portfolio manager(s) about strategies and market conditions . fund performance data and financial statements
 . complete portfolio holdings

Statement of Additional Information -- The SAI contains more comprehensive information on these funds, including:

 . various types of securities and practices, and their risks
 . investment limitations and additional policies
 . information about each fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:
Neuberger Berman Management Inc.
Sub-adviser:
Neuberger Berman, LLC

[LOGO] NEUBERGER BERMAN

 Neuberger Berman Management Inc.
 605 Third Avenue  2nd Floor
 New York, NY 10158-0180
 www.nb.com

[LOGO] recycle AO092 12/01 SEC file number: 811-582

[LOGO] NEUBERGER BERMAN

Neuberger Berman
Genesis Fund(R)
-----------------------------------------------------------

                    INSTITUTIONAL CLASS SHARES

                    Prospectus December 17, 2001



These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 ....................

Contents
-----------------------------------------------------------
          NEUBERGER BERMAN EQUITY FUNDS
          INVESTOR CLASS SHARES

                           page 2  ....... Genesis Fund


          YOUR INVESTMENT

                                8  ....... Maintaining Your Account
                               10  ....... Share Prices
                               11  ....... Distributions and Taxes
                               13  ....... Fund Structure



           The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc. (C)2001 Neuberger Berman Management Inc.

-----------------------------------------------------------

 THIS FUND:

  is designed for investors with long-term goals in mind

  offers you the opportunity to participate in financial markets through a professionally managed stock portfolio also offers the opportunity to diversify your portfolio with a fund that invests using a value approach carries certain risks, including the risk that shares, when redeemed, may be worth more or less than their original cost is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency normally invests at least 80% of its net assets in equity securities

[SIDEBAR]

 Fund Management


The fund is managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage $52.1 billion in total assets (as of September 30, 2001) and continue an asset management history that began in 1939.

 Risk Information

This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover).

Due to the tragic and extraordinary events on and after September 11, 2001, short-term market activity has been highly volatile. See our website at www.nb.com for up-to-date performance.


[END SIDEBAR]
                                                                               1

Neuberger Berman
Genesis Fund
-----------------------------------------------------------


      Ticker Symbol: NBGIX

                   "We seek out small companies that are little-known and often found in less glamorous industries. Potential for growth is one area we focus on, but equally important to us is evidence of solid performance and a proven management team. And as value investors, we look for stocks that are selling at attractive prices."


This fund is closed to new investors.

 ................

GOAL & STRATEGY

-----------------------------------------------------------
         The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries.

The managers look for undervalued companies whose current product lines and balance sheets are strong. Factors in identifying these firms may include:

 above-average returns

 an established market niche

 circumstances that would make it difficult for new competitors to enter the market the ability to finance their own growth

 sound future business prospects

This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the managers may emphasize certain sectors that they believe will benefit from market or economic trends.

When a stock no longer meets the fund's investment criteria, the managers will consider selling it.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

[SIDEBAR]

 Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps 60% of the time. However, small-caps have often fallen more severely during market downturns.

 Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

[END SIDEBAR]
                                                                    Genesis Fund

                    MAIN RISKS

-----------------------------------------------------------

[SIDEBAR]

 Other Risks

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the fund avoid losses but may mean lost opportunities.

[END SIDEBAR]

Most of the fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

At times, large-cap stocks may lag other types of stocks in performance, which could cause the fund to perform worse than certain other funds over a given time period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. The fund's performance may also suffer if certain stocks do not perform as the portfolio manager expected. To the extent that the manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Neuberger Berman

PERFORMANCE

--------------------------------------------------------------------------------
The charts below provide an indication of the risks of investing in Institutional Class shares of the fund. The bar chart shows how performance has varied from year to year. The table below the chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the return with that of a broad measure of market performance. This information is based on past performance; it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
                                     [CHART]
'91     41.55
'92     15.62
'93     13.89
'94     -1.82
'95     27.31
'96     29.86
'97     34.89
'98     -6.95
'99      4.24
'00     33.00

Best quarter: Q1 '91, 25.05%     Worst quarter: Q3 '98, -16.43%
Year-to-date performance as of 9/30/01: -2.68

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/00*

                                        1 Year       5 Years    10 Years
     ----------------------------------------------------------------------

     Genesis Fund                        33.00        17.71      18.07
     Russell 2000 Index                  -3.02        10.31      15.53
     The Russell 2000 is an unmanaged index of U.S. small-cap stocks.


*Through 12/15/00, Genesis Fund Institutional Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for periods after July 1999 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Genesis Fund Institutional Class. Performance from 1990 to July 1999 is that of Genesis Fund Investor Class, which began operations in 1988. Because Institutional Class has lower expenses, its performance would have been better than the other class had.


[SIDEBAR]

 Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund.

As a frame of reference, the table includes a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

[END SIDEBAR]

                                                           Genesis Fund

                                                               INVESTOR EXPENSES
--------------------------------------------------------------------------------
[SIDEBAR]

Management

Judith M. Vale, Robert W. D'Alelio and Kevin R. O'Brien are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Vale and D'Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Vale has co-managed the fund's assets since 1994. D'Alelio joined the firm in 1996 and has co-managed the fund's assets since 1997. From 1988 to 1996, he was a senior portfolio manager at another firm. O'Brien has been a manager of the fund since 2001, and an analyst in the research department of Neuberger Berman, LLC since 1996.


Neuberger Berman Management is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 8/31/01, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.


[END SIDEBAR]

The fund does not charge you any fees for buying, selling, or exchanging Institutional Class shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE


       Shareholder fees                                     None
       -------------------------------------------------------------------
       Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
                     Management fees                          0.85
       Plus:         Distribution (12b-1) fees                None
                     Other expenses                           0.06
                                                           -------------
       Equals:       Total annual operating expenses          0.91
       Minus:        Expense reimbursement                    0.06
                                                           -------------
       Equals:       Net expenses                             0.85




*Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/13, so that the total annual operating expenses of the fund are limited to 0.85% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 0.85% of its average net assets. The figures in the table are based on last year's expenses.


EXPENSE EXAMPLE

             The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


                                       1 Year   3 Years   5 Years   10 Years
             ------------------------------------------------------------------

             Expenses                  $87      $271      $471      $1,049


Neuberger Berman

FINANCIAL HIGHLIGHTS



                                                                            1999/(1)/       2000           2001
-----------------------------------------------------------------------------------------------------------------------

Per-share data ($) Data apply to a single share throughout
each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
                      Share price (NAV) at beginning of year
Plus:                 Income from investment operations                    21.01        20.28          25.41
                      Net investment income                                 0.02         0.08           0.05
                      Net gains/losses -- realized and unrealized          (0.75)        5.20           3.87
                      Subtotal: income from investment operations          (0.73)        5.28           3.92
Minus:                Distributions to shareholders
                      Income dividends                                        --         0.04           0.06
                      Capital gain distributions                              --         0.11           2.39
                      Subtotal: distributions to shareholders                 --         0.15           2.45
                                                                          -------------------------------------------
Equals:               Share price (NAV) at end of year                     20.28        25.41          26.88
-----------------------------------------------------------------------------------------------------------------------
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income -- as they actually are as well as how they would have been if certain  waiver and expense offset arrangements had not been in effect.
Net expenses -- actual                                                      0.85/(2)/    0.85           0.85
Gross expenses/(3)/                                                         1.15/(2)/    0.97           0.91
Expenses/(4)/                                                               0.85/(2)/    0.85           0.85
Net investment income -- actual                                             0.48/(2)/    0.34           0.19
-----------------------------------------------------------------------------------------------------------------------
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.
Total return/(5)/ (%)                                                      (3.47)/(6)/  26.22          16.87
Net assets at end of year (in millions of dollars)                         224.2        232.1          357.7
Portfolio turnover rate (%)                                                   33           38             19



For dates prior to 12/16/00, the figures above are from the Institutional Class's predecessor feeder fund. All of the above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).


/1/Period from 7/1/99 (commencement of operations) to 8/31/99.
/2/Annualized.
/3/Shows what this ratio would have been if there was no expense reimbursement. /4/Shows what expenses would have been if there had been no expense offset arrangements.
/5/Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.
/6/Not annualized.

                                                                    Genesis Fund

      Your Investment

                    MAINTAINING YOUR ACCOUNT

-----------------------------------------------------------

[SIDEBAR]

 Your Retirement Plan

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. However, most of the information you'll need for managing your investment will come from your retirement plan. This includes information on how to buy and sell shares, investor services, and additional policies.

In exchange for the services it offers, your retirement plan may charge fees, which are in addition to those described in this prospectus.

[END SIDEBAR]

Institutional Class shares of the fund are available to you for investment through retirement savings programs such as pension and profit sharing plans and employee benefit trusts. The minimum initial investment is $5 million. Neuberger Berman Management reserves the right to waive this minimum investment for certain retirement plans.

To buy or sell Institutional Class shares of the fund, contact your retirement plan. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The fund does not issue certificates for shares.

Most retirement plans allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Neuberger Berman

MAINTAINING YOUR


ACCOUNT continued


-----------------------------------------------------------


Under certain circumstances, the fund reserves the right to:

 suspend the offering of shares

 reject any exchange or investment order

 change, suspend, or revoke the exchange privilege

 satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

 in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire or certified check.

                                                                 Your Investment

                                  SHARE PRICES
--------------------------------------------------------------------------------

[SIDEBAR]

 Share Price Calculations

The price of Institutional Class shares of the fund is the total value of the assets attributable to Institutional Class minus the liabilities attributable to that class, divided by the total number of Institutional Class shares. Because the value of the fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the fund uses market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When the fund believes a market price does not reflect a security's true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

[END SIDEBAR]

Because Institutional Class shares of the fund do not have a sales charge, the price you pay for each share of the fund is the fund's net asset value per share. Similarly, because the fund does not charge any fee for selling shares, the fund pays you the full share price when you sell shares. Remember that your investment plan may charge fees for its services.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted; check with your investment plan to find out by what time your order must be received in order to be processed the same day. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. Depending on when your investment plan accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Also, because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Neuberger Berman

DISTRIBUTIONS
AND TAXES
--------------------------------------------------------------------------------



Distributions -- The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund makes any distributions once a year in December.

Consult your retirement plan about whether your income and capital gain distributions from the fund will be reinvested in Institutional Class shares of the fund or paid to you in cash.

How distributions are taxed -- Fund distributions you receive generally are not taxable to you, although withdrawals from your retirement plan generally are subject to tax.

[SIDEBAR]

Buying Shares Before a Distribution

The money the fund earns, either as income or as capital gains, is reflected in its share price until the fund distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Institutional Class shares or paid to shareholders in cash.

Because of this, if you buy shares just before the fund makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you're investing in the fund through a tax-advantaged account, there are no tax consequences to you from a distribution.

[END SIDEBAR]
                                                                 Your Investment

                    DISTRIBUTIONS

                    AND TAXES continued

-----------------------------------------------------------

[SIDEBAR]

 Conversion to the Euro

Like other mutual funds, the fund could be affected by problems relating to the conversion of European currencies into the Euro, which extends from 1/1/99 to 7/1/02.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the fund's portfolio will be affected by this issue.

At the same time, it is impossible to know whether the ongoing conversion, which could disrupt fund operations and investments if uncorrected, has been adequately addressed until the conversion is completed.

[END SIDEBAR]

How share transactions are taxed -- Your retirement plan's sale or exchange of fund shares also will not result in a realized taxable gain or loss.

Uncashed checks -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

Neuberger Berman

FUND STRUCTURE

-----------------------------------------------------------

The fund uses a "multiple class" structure. Genesis Fund offers four classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to Institutional Class shares of the fund.

                                                                 Your Investment

[SIDEBAR]

 Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment plan, or from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700
212-476-8800


Broker/Dealer and Institutional Services: 800-366-6264


Web site:
www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

[END SIDEBAR]

Neuberger Berman Genesis Fund
Institutional Class Shares
 No load
 No sales charges
 No 12b-1 fees

If you'd like further details about this fund, you can request a free copy of the following documents:

Shareholder Reports -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

 a discussion by the portfolio managers about strategies and market conditions fund performance data and financial statements complete portfolio holdings

Statement of Additional Information -- The SAI contains more comprehensive information about this fund, including:
 various types of securities and practices, and their risks investment limitations and additional policies information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:
Neuberger Berman Management Inc.
Sub-adviser:
Neuberger Berman, LLC

[LOGO] NEUBERGER BERMAN

 Neuberger Berman Management Inc.
 605 Third Avenue  2nd Floor
 New York, NY 10158-0180
 www.nb.com

[LOGO] recycle A0089 12/01 SEC file number: 811-582

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                  Investor Class Shares, Advisor Class Shares,
               Trust Class Shares, and Institutional Class Shares

                             DATED DECEMBER 17, 2001

Neuberger Berman CENTURY Fund                Neuberger Berman FASCIANO Fund
Neuberger Berman FOCUS Fund                  Neuberger Berman GENESIS Fund
Neuberger Berman GUARDIAN Fund               Neuberger Berman INTERNATIONAL Fund
Neuberger Berman MANHATTAN Fund              Neuberger Berman MILLENNIUM Fund
Neuberger Berman PARTNERS Fund               Neuberger Berman REGENCY Fund
Neuberger Berman SOCIALLY RESPONSIVE Fund    Neuberger Berman TECHNOLOGY Fund


              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700


         Neuberger Berman CENTURY Fund, Neuberger Berman FASCIANO Fund, Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SOCIALLY RESPONSIVE Fund, and Neuberger Berman TECHNOLOGY Fund (each a "Fund") are mutual funds that offer shares pursuant to a Prospectus dated December 17, 2001.

         The Prospectus for your share class provides more information about the Funds that an investor should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the prospectus carefully before investing.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered trademarks of NB Management. (C)2001 Neuberger Berman Management Inc.

                                TABLE OF CONTENTS

                                                                            Page


NEUBERGER BERMAN EQUITY FUNDS..................................................i


INVESTMENT INFORMATION.........................................................1
         INVESTMENT POLICIES AND LIMITATIONS...................................1
         CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS.....................5
         INVESTMENT INSIGHT....................................................6
                  NEUBERGER BERMAN CENTURY FUND................................6
                  NEUBERGER BERMAN FASCIANO FUND...............................7
                  NEUBERGER BERMAN FOCUS FUND.................................12
                  NEUBERGER BERMAN GENESIS FUND...............................14
                  NEUBERGER BERMAN GUARDIAN FUND..............................15
                  NEUBERGER BERMAN INTERNATIONAL FUND.........................17
                  NEUBERGER BERMAN MANHATTAN FUND.............................18
                  NEUBERGER BERMAN MILLENNIUM FUND............................19
                  NEUBERGER BERMAN PARTNERS FUND..............................21
                  NEUBERGER BERMAN REGENCY FUND...............................22
                  NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND...................24
                  NEUBERGER BERMAN TECHNOLOGY FUND............................25
         ADDITIONAL INVESTMENT INFORMATION....................................26
         NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND - DESCRIPTION OF
           SOCIAL POLICY......................................................48


PERFORMANCE INFORMATION.......................................................51
         TOTAL RETURN COMPUTATIONS............................................51
         COMPARATIVE INFORMATION..............................................55
         OTHER PERFORMANCE INFORMATION........................................56

CERTAIN RISK CONSIDERATIONS...................................................57

TRUSTEES AND OFFICERS.........................................................57

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................67
         INVESTMENT MANAGER AND ADMINISTRATOR.................................67
         SUB-ADVISER..........................................................76
         INVESTMENT COMPANIES MANAGED.........................................78
         CODE OF ETHICS.......................................................79
         MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN.........80


DISTRIBUTION ARRANGEMENTS.....................................................81
         DISTRIBUTION AGREEMENT (TRUST CLASS ONLY)............................82
         DISTRIBUTION AGREEMENT (ADVISOR CLASS ONLY)..........................82


ADDITIONAL PURCHASE INFORMATION...............................................84
         SHARE PRICES AND NET ASSET VALUE (ALL CLASSES).......................84
         AUTOMATIC INVESTING AND DOLLAR COST AVERAGING........................84

ADDITIONAL EXCHANGE INFORMATION...............................................85

ADDITIONAL REDEMPTION INFORMATION.............................................88
         SUSPENSION OF REDEMPTIONS............................................88
         REDEMPTIONS IN KIND..................................................89

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................89

ADDITIONAL TAX INFORMATION....................................................90
         TAXATION OF THE FUNDS................................................90
         TAXATION OF THE FUNDS' SHAREHOLDERS..................................93

FUND TRANSACTIONS.............................................................93
         PORTFOLIO TURNOVER..................................................101

REPORTS TO SHAREHOLDERS......................................................102

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS...............................102

CUSTODIAN AND TRANSFER AGENT.................................................103

INDEPENDENT AUDITORS.........................................................103

LEGAL COUNSEL................................................................103

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................103
REGISTRATION STATEMENT.......................................................115

FINANCIAL STATEMENTS.........................................................115

APPENDIX A.....................................................................1
         RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.......................1

116



                             INVESTMENT INFORMATION

         Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

         At the close of business on March 23, 2001, Neuberger Berman FASCIANO Fund acquired all of the assets and assumed all of the liabilities of Fasciano Fund, Inc. Financial and performance information in this SAI for Neuberger
Berman FASCIANO Fund prior to March 24, 2001 is that of its predecessor, Fasciano Fund, Inc.

         Through December 15, 2000, the other Funds' Advisor Class, Investor Class, Trust Class, and Institutional Class shares were organized as feeder funds in a master-feeder structure rather than a multiple-class structure. As feeder funds their names were Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series, respectively. For those Funds, financial and performance information in this SAI for periods prior to December 16, 2000 is that of the predecessor feeder funds.

         The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

                  (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

                  (2)   a majority of the outstanding shares of the Fund.

         These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations
-----------------------------------

         Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

         The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:


                  1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN  INTERNATIONAL
FUND). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that

(i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         BORROWING (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.


         2. COMMODITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options
(including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         COMMODITIES (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

         3. DIVERSIFICATION (ALL FUNDS EXCEPT NEUBERGER BERMAN FOCUS FUND). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         DIVERSIFICATION   (NEUBERGER   BERMAN   FOCUS   FUND).   The   Fund  is
non-diversified under the 1940 Act.

         4. INDUSTRY CONCENTRATION. No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         REAL ESTATE (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may not invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

         For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

         Each Fund (except Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, and Neuberger Berman SOCIALLY RESPONSIVE Funds) has the following fundamental investment policy:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger   Berman   MILLENNIUM  Fund  and  Neuberger  Berman  SOCIALLY
RESPONSIVE Fund have the following fundamental investment policy:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger Berman INTERNATIONAL Fund has the following fundamental investment policy:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

         1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND). None of these Funds may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

         3. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. FOREIGN SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN INTERNATIONAL, NEUBERGER BERMAN MILLENNIUM, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). None of these Funds may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

         FOREIGN SECURITIES (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN MILLENNIUM, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). None of these Funds may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

         These policies do not limit investment in American Depository Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

         5. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

         6. PLEDGING (NEUBERGER BERMAN GENESIS AND NEUBERGER BERMAN GUARDIAN FUNDS). Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman GENESIS Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

         7. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN FOCUS AND NEUBERGER BERMAN INTERNATIONAL FUNDS). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than

5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

         8. SOCIAL POLICY (NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling, or weapons or that are involved in nuclear power.

         9. EQUITY SECURITIES. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Trustee will not change this policy without 60 days notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman INTERNATIONAL Fund may borrow for investment purposes.)

         10. Neuberger Berman TECHNOLOGY Fund normally invests at least 80% of its net assets in issuers substantially engaged in offering, using or developing products, processes or services that provide or that benefit significantly from technological advances, or are expected to do so. Although this is a non-fundamental policy, the Trustees will not change this policy without 60 days notice to shareholders.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS.For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman SOCIALLY RESPONSIVE Fund and Neuberger Berman INTERNATIONAL
Fund) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

         For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman SOCIALLY RESPONSIVE Fund's assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman SOCIALLY RESPONSIVE Fund are selected with a concern for the social impact of each investment.

         For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman INTERNATIONAL Fund may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman INTERNATIONAL Fund may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

         Pursuant to an exemptive order received from the SEC, each Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management, to manage uninvested cash and cash collateral received in connection with securities lending. The money market fund does not invest in accordance with Neuberger Berman SOCIALLY RESPONSIVE Fund's Social Policy.

INVESTMENT INSIGHT


         In advertisements, each Fund's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the fund managers uncover stocks that they perceive to fit the Fund's investment parameters. These discussions may include references to current or former holdings of a Fund.

         Neuberger Berman Century Fund
         -----------------------------

         Investment Program
         ------------------

         The Fund seeks long-term growth of capital; dividend income is a secondary goal. The Fund invests mainly in common stocks of large capitalization companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates.

         INVESTMENT PROCESS

         Using both quantitative and qualitative research, the Fund manager seeks to build a portfolio of companies with high earnings growth rates and a median market capitalization that exceeds $10 billion. Stocks that meet his initial screens are then ranked according to factors that have historically enhanced performance, such as positive earnings surprises, upward earnings revisions, and low price/earnings to projected earnings growth rates (PEG ratios). Companies that rank in the top quintile of the remaining universe are targeted for further qualitative analysis. Before purchasing a stock, the Fund manager meets with companies' top managers. He uses these meetings to determine whether he believes the companies can sustain earnings growth and can continue to exceed consensus earnings projections. He also seeks input from Neuberger Berman's Boston-based Growth Equity Group, the [16-member] New York-based research department, and guidance from other leading Wall Street analysts.

         1. Initial Focus Screens

         2. Proprietary Ranking System

         3. Top Quintile of Remaining Companies

         4. Fundamental Research

         5. Construct Fund

         PORTFOLIO CONSTRUCTION AND RISK MANAGEMENT

         The Fund manager believes that portfolio construction is as important to the investment process as stock selection. The portfolio spans numerous industry groups and includes many different kinds of companies. He also endeavors to manage risk by identifying and controlling risk relative to the fund's benchmarks.

         SELL DISCIPLINE

         The Fund manager's dispassionate sell discipline quickly eliminates positions in companies with deteriorating fundamentals or that fail to meet his expectations. He also reduces positions when they have done so well that in his opinion, downside risk exceeds upside potential.


         CENTURY INVESTORS CAN EXPECT:

         o    Experienced portfolio management
         o Companies the fund manager believes have the potential to become the next-generation growth leaders

         o Established large-cap companies with the potential for continued growth

         INVESTMENT INSIGHT

         The investment approach for CENTURY Fund is to focus on large companies whose earnings have consistently grown, because they may have a competitive advantage. Such a company may have a dominant market share or superior management or may have expanded on the strength of innovative products. Continued earnings growth is never guaranteed, but a track record of strong earnings growth warrants further investigation.

         Neuberger Berman FASCIANO Fund
         ------------------------------

         Investment Program
         ------------------

         As a small-cap core fund, the Fund invests in both value and growth stocks.

         In advertisements, the Fund's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the fund manager uncovers stocks that he perceives to fit the Fund's investment parameters. These discussions may include references to current or former holdings of the Fund.

BRING BALANCE TO YOUR SMALL-CAP INVESTING: NEUBERGER BERMAN FASCIANO FUND SEEKING BALANCE THROUGH SMALL-CAP BLEND

Neuberger Berman FASCIANO Fund seeks to invest in small, undervalued but growing companies, patiently holding them long term until they blossom. To find these stocks, the fund's portfolio manager, Michael Fasciano, looks for small companies that exhibit a blend of growth and value characteristics--high earnings growth potential, but trading at reasonable prices relative to their growth. He also looks for catalysts that he expects will improve a company's fundamentals and its stock price, such as a positive management change or a new product.

FASCIANO FUND INVESTORS CAN EXPECT:

A balanced approach to small-cap investing
An emphasis on companies with staying power
Hands-on research

         The Fund's blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics. It also provides a core small-cap foundation for adding other asset classes and investment styles, and may complement more aggressive investments within a diversified portfolio.

         QUOTE: "I practice small-cap investing for the `faint of heart.' By investing for the long term in rapidly-growing companies with reasonable stock prices, I intend to balance the considerable rewards of small-caps with their higher risks."

         --MICHAEL FASCIANO, PORTFOLIO MANAGER, NEUBERGER BERMAN FASCIANO FUND

A DISCIPLINED INVESTMENT STYLE

         Fasciano  attributes  his  investment  success to a highly  disciplined stock selection technique. He focuses on smaller companies with market capitalizations of less than $1.5 billion. From this pool, he searches for reasonably priced stocks that he believes can increase earnings by 15% to 25% annually over the next three to five years. Fasciano believes that in the long run, consistently investing in stocks with a combination of growth and value characteristics can provide very good returns.

         Fasciano seeks companies with established franchises and long product cycles that will help sustain growth and maintain profit margins. His disciplined approach includes a six-point stock-picking approach that emphasizes: low debt, strong cash flow, consistent profitability, significant inside ownership, high annual earnings growth, and reasonable valuations.

SMALL COMPANIES, SMALL PLANE, BUT BIG POTENTIAL: HANDS-ON RESEARCH

         A small-cap blend strategy requires extensive, in-depth research. Fasciano believes in taking a hands-on approach to the challenge. Several times a week, he pilots his own airplane to visit with the management of small companies around the country. His top priority is to determine the business climate for the company, but he also digs for information that indicates strong or improving long-term trends.

RISK MANAGEMENT

         Small-caps' high potential rewards do not come without certain risks. Small companies may display higher levels of volatility and less liquidity than larger-sized companies. To help manage these risks, Fasciano concentrates on careful portfolio construction, building the portfolio from the bottom up, stock by stock. He typically diversifies assets across 60 to 80 individual stocks in a variety of industries, making a special effort to avoid highly volatile businesses.

         A strong sell discipline is an important aspect of risk management. That's why Fasciano carefully reviews stocks that have hit his target price. Stocks also become candidates for sale if a company management fails to execute its growth strategy or if revenue/earnings fall below expectations for an extended period.

INVESTMENT PROCESS SUMMARY

         o    Stock Universe      Selection Criteria     Diversified Portfolio
         o    Small-cap Blend     Six-step approach      60-80 Stocks


         Meet the Manager
         Michael Fasciano,  CFA:  Portfolio  Manager,  Neuberger Berman FASCIANO
         Fund

         MICHAEL FASCIANO, Neuberger Berman FASCIANO Fund Portfolio Manager, joined the firm in March 2001 when Neuberger Berman acquired the Fasciano Company, advisor to Fasciano Fund, a small-cap blend mutual fund. Fasciano, a highly respected Chicago-based money manager, launched his Fund in November 1988.

         A native of Queens, New York, Fasciano earned a B.S. and a MBA from the University of Wisconsin. He began his career as a securities broker in Milwaukee and in 1983 moved to Chicago, where he worked as an analyst for BCS Financial Corp., before starting his own investment firm. Fasciano is a member of the Investment Analysts Society of Chicago and holds the distinction of Chartered Financial Analyst. In his free time, Fasciano enjoys reading, golfing and piloting his plane.

THINKING SMALL CAN LEAD TO BIG OPPORTUNITIES

         Throughout history, small companies with entrepreneurial spirit and innovative ideas have reshaped the world. Today's corporate giants like Microsoft, Wal-Mart, IBM and Coca-Cola began with a simple idea or a unique product and turned it into a great enterprise. Not every small company will grow to the sky, but the good ones can turn in year after year of steady growth. Well-managed small companies tend to be close to their customers. They're often more agile than huge corporations and can adapt to a changing business environment. And, because they're less well known than larger companies, these hidden gems may fall below Wall Street's radar.

         As with any investment that has the potential for high rewards, there are inherent risks associated with small-cap investing. Many small firms lack financial resources, which makes them vulnerable. Some fall prey to over-ambitious growth plans. But we believe that in-depth research can identify the strongest candidates. The Neuberger Berman FASCIANO Fund aims to find small companies with staying power.

         CHART CAPTION: ADDING SMALL-CAPS MAY STRENGTHEN RETURNS
         Portfolios that include small-cap exposure offer the potential for increased long-term growth.


                                     GRAPHIC

                        Hypothetical Allocation Portfolio
                     25-year period ending December 31, 2000
                                 Growth of $1000

                                   A = $27,958
                                   B = $30,196
                                   C = $32,424
                                   D = $34,619

A  =  80%  Large   Caps/20%Corporate   Bonds/0%   Small   Caps  B  =  70%  Large
Caps/20%Corporate Bonds/10% Small Caps C = 60% Large Caps/20%Corporate Bonds/20% Small Caps D = 50% Large Caps/20%Corporate Bonds/30% Small Caps

Source: Ibbotson Associates and Lehman Brothers.1 NOTE: THE HYPOTHETICAL PORTFOLIOS WERE REBALANCED ANNUALLY. THE CHART ABOVE IS FOR ILLUSTRATION PURPOSES ONLY AND NOT INTENDED TO SHOW THE PERFORMANCE OF ANY NEUBERGER BERMAN FUND.





-------------------
1 The Lehman Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. Large-cap stocks are defined as the S&P 500 Index, a market-value weighted index of 500 blue-chip stocks; it is considered to be a benchmark of the overall stock market. Small-cap stocks are defined as a portfolio of stocks represented by the fifth capitalization quintile of stocks on the New York Stock Exchange (NYSE) for 1976-1981 and the performance of the Dimensional Fund Advisors (DFA) Small Company Fund thereafter. The fund is a market value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange (AMEX) and the over-the-counter market (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile.

WHY INVEST IN SMALL-CAP BLEND?

         Whether you're saving for a child's education, your own retirement, or another long-term goal, a small-cap blend fund may help you reach your target. The Fasciano Fund's approach to small-cap blend:

         |X| Seekslower risk by diversifying across companies and industries with growth and value characteristics
         |X| Maintains a consistent style; doesn't attempt to ride growth or value cycles
         |X| Provides a core small-cap foundation to which you can add other asset classes and investment styles
         |X|  Complements more aggressive investments within your portfolio

         Upside Potential With Downside Protection

FASCIANO FUND'S STRATEGY HAS PROVEN ITS WORTH, ESPECIALLY DURING UNKIND MARKETS. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                  Yearly Returns %
                  Fasciano Russell 2000 (2)

1989              22.45             16.26
1990              -1.18             -19.58
1991              35.08             46.04
1992              7.67              18.41
1993              8.08              18.88
1994              3.68              -1.82
1995              31.12             28.45
1996              26.54             16.49
1997              21.51             22.36
1998              7.19              -2.55
1999              6.16              21.26
2000              1.70              -3.02



2The Russell 2000 Index is an unmanaged index of U.S. Small-Cap Stocks.
The Neuberger Berman FASCIANO Fund is the successor to the Fasciano Fund, Inc. The information is for the predecessor, Fasciano Fund, Inc. 1.70%, 12.22%, and 14.29% were the average annual total returns for the 1-, 5- and 10- year periods ended 12/31/00. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
Note: 1989 was the first full year of operation for the Fasciano Fund.

         GROWTH STOCKS. VALUE STOCKS. CAN'T DECIDE?  TRY SMALL-CAP BLEND

         Many small-cap mutual funds look for stocks based on a style of investing: either growth or value. Growth funds generally look for stocks among the economy's fastest growing sectors, which have recently included technology and biotechnology. They are willing to pay higher prices for stocks with high growth potential. On the other hand, value funds like to shop for a good bargain. They too want to find growing companies, but seek less expensive entry points, usually among the stocks of companies in out-of-favor industries, or those suffering from short-term earnings concerns.

         Can't decide which style is right for you? Now there's no need to choose. Neuberger Berman Fasciano Fund targets the "sweet spot" between small-cap growth and small-cap value investing. This small-cap blend fund helps you balance the higher risks of investing in fast-growing companies with a more conservative style of hunting for bargain-priced stocks, by maintaining characteristics of both growth and value investing.

         DECIDING BETWEEN SMALL-CAP GROWTH AND VALUE JUST GOT EASIER. NEUBERGER BERMAN FASCIANO FUND

         The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines of a given period. Although the Fund primarily will invest in companies on a long-term basis, from time to time, the Fund may invest on a short-term basis or may sell within a few months securities that it originally had intended to be a long-term investment if the security no loner meets the quality or valuation requirements of the Fund. The Fund generally will seek to be fully invested in common stocks. However, at times, the manager may invest a large portion of the Fund's assets in cash if the manager is unable to locate and invest in a sufficient number of companies that meet the Fund's quality and valuation requirements.

         Neuberger Berman FOCUS Fund
         ---------------------------

         Investment Program
         ------------------

         The Fund seeks long-term growth of capital and invests principally in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes at least 90% or more of its investments in not more than six sectors it identifies as undervalued. The Fund may invest significantly in fewer than six sectors.

         EMPHASIS   ON   QUALITY,    UNDERVALUED   COMPANIES   OF   ALL   MARKET
CAPITALIZATIONS

         The Fund manager selects companies with solid fundamentals that he considers undervalued by the marketplace. Specifically, he looks for industry leaders with above-average earnings, established market niches, and sound future business prospects. He believes these types of organizations come in all sizes; therefore, he does not limit his selections to any particular capitalization range.

         A CONCENTRATED FUND

         In addition to his value bias, the Fund manager concentrates his efforts on no more than six out of 13 possible economic sectors. Although the Fund is built one stock at a time, he has found that the conditions leading to an individual stock being undervalued similarly affect other companies in the same industries or sectors. Thus, an emphasis on relatively few sectors is a natural outgrowth of the fund's stock selection process. The Fund manager will not invest more than 25% of total assets in companies having their principal business activity in the same industry.

         To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The principal risks affecting each sector are discussed in the Prospectus.

         BOTTOM-UP, VALUE-ORIENTED STOCK SELECTION PROCESS

         The Fund manager's bottom-up approach focuses on stocks that are currently out of favor, due to temporary setbacks. He also likes stocks that have been largely ignored by Wall Street, but that he believes still offer good long-term growth potential. He prefers to buy companies that are industry leaders, not those that he believes are undervalued for good reasons such as poor management or limited growth prospects. Ideal investment candidates are financially sound companies that have little or no debt and exhibit high returns on equity.

         THOROUGH RESEARCH EFFORT

         The Fund manager believes it's the management teams that drive companies and how they react to changes in their respective industries. As he explains, "The only way to come to those conclusions is to meet with the people behind the stocks we like." Furthermore, he does not rely on a company's initial merits after its stock has been purchased. Instead, he prefers to revisit its fundamentals regularly and then, as a reality check, look back at the company's performance to see if it's consistently delivering.

         INVESTMENT PROCESS

         Qualitative Analysis

         o    Meeting with Company Executives One-on-One
                 Monitor Exposure to Economic Conditions
         o        Interest Rate Changes
              Sector Analysis
              Stock Universe
         o       Quantitative Analysis


         FOCUS INVESTORS CAN EXPECT:

         o Emphasis on quality, undervalued companies of all market capitalizations
         o    A targeted investment approach
         o    Bottom-up, value-oriented stock selection process
         o    horough research efforts

         INVESTMENT INSIGHT

         The investment approach for the FOCUS Fund involves looking for companies that have low price-to-earnings ratios, solid balance sheets, and strong management. The Fund manager often finds that these companies are concentrated in certain sectors of the economy, which prompts him to look further within these sectors for other companies that meet his criteria.

         Neuberger Berman GENESIS Fund
         -----------------------------

         Investment Program
         ------------------

         The Fund invests mainly in common stocks of small-capitalization companies and seeks undervalued companies whose current product lines and balance sheets are strong. The Fund regards companies with market capitalizations of up to $1.5 billion at the time of investment as small-cap companies.

         A SMALL-CAP VALUE BIAS

         The Fund co-managers employ a value bias in their stock selection process. They comb the universe of small-cap stocks specifically looking for those they consider cheap compared to the market as a whole. Depending on current market conditions, they sometimes find stocks that are cheap on an absolute basis as well. They primarily choose from a universe of small-cap companies whose total market valuation is less than $1.5 billion at the time of initial investment. The characteristics they look for may include above average returns, established market niches, high barriers to entry, strong capital bases, and sound future business prospects.

         A PHILOSOPHY THAT CONTRADICTS POPULAR INVESTMENT TRENDS

         The Fund co-managers focus on strong companies in industry niches that are often overlooked by investors because they lack an exciting new product or innovation. They aren't interested in buying experimental or cutting-edge technology names that often trade on high future expectations but have no established record of earnings. The rationale behind their approach is that companies in what may be considered "unexciting" industries to some, such as utilities and oil services, are a safer point of entry into the small-cap universe because, as they put it, "if there's not a lot of expectation built into a company, then it tends not to disappoint."

         SMALL COMPANIES, POTENTIALLY BIG OPPORTUNITIES

         The Fund co-managers favor the small-cap arena because they think it abounds with opportunities for the long-term investor, specifically small-caps' potential ability to grow earnings dramatically over time. According to one Fund co-manager, "Unlike large-cap stocks, small-cap companies are starting from a very low base and therefore may have the ability to grow dramatically."

         INVESTMENT PROCESS

         Qualitative Analysis

         Meetings with Company Executives One-on-One
         o    300 Face-to-Face Meetings per Year

         o    Heavy Phone Contact

         Quantitative Characteristics
         o    Low Price-to-Earnings Ratio
         o    Low Price-to-Cash Flow Ratio

         GENESIS INVESTORS CAN EXPECT:
         o    A small-cap value bias
         o    A philosophy that contradicts popular investment trends
         o    Small companies, potentially big opportunities

         INVESTMENT INSIGHT

         The Fund co-managers seek out small companies that are not well known and often found in unglamorous industries. Future growth is one area they focus on, but equally important to them is evidence of solid performance and a proven management team. As value investors, they look for stocks that are selling at attractive prices.

         Neuberger Berman Guardian Fund
         ------------------------------

         Investment Program
         ------------------

         The Fund seeks long-term growth of capital and, secondarily, current income. The Fund invests primarily in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies. Using a value-oriented investment approach in selecting securities, the Fund looks for such factors as low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

         DISCIPLINED, LARGE-CAP VALUE ORIENTATION

         As part of its stock selection process, the Fund pursues a disciplined, value-driven investment style, which is Neuberger Berman's historic strength. Specifically, the Fund co-managers seek large-capitalization companies whose stock prices are substantially undervalued. Characteristics of these firms may include: solid balance sheets, above-average returns, low valuations, and consistent earnings.

         BOTTOM-UP APPROACH TO STOCK SELECTION

         According to one of the Fund co-managers, "Cheap stocks are plentiful, but true investment bargains are a rare find." To uncover them, the Fund co-managers scour a universe of stocks consisting of the bottom 20% of the market in terms of valuation. Those deemed by the managers as inexpensive and poised for a turnaround are placed under consideration. They look for financially sound, well-managed companies that are undervalued relative to their earnings potential and the market as a whole.

         A BROAD VIEW OF RISK MANAGEMENT

         Managing risk involves carefully monitoring the way the stocks in the Fund react to one another as well as to outside factors. Companies that are in completely different sectors may in fact react similarly to certain economic, market, or international events. In their efforts to consider these relationships, the Fund co-managers use quantitative analysis to evaluate these factors and their impact on the overall Fund. It is a process they believe is a crucial component in controlling risk and one that evolves over time as new holdings are introduced to the Fund.

         A STRONG SELL DISCIPLINE

         The Fund co-managers will generally make an initial investment in a stock of between 1-4% of total net assets. A weighting at the higher end indicates that they believe their research gives them an "edge" over Wall Street analysts, or they believe the stock has an undiscovered value that others may have overlooked. Once a stock grows beyond the high side of that range, gains are harvested and the holding is reduced to about 3% of total net assets.

         INVESTMENT PROCESS

         Fund Risk Management
         o    Monitor Fund's Exposure

         Selection Criteria
         o    Improving Financials
         o    Superior Management
         o    Discount Valuations to the Market

         Stock Universe
         o    Large-Cap Value

         GUARDIAN INVESTORS CAN EXPECT:

         o    Disciplined, large-cap value orientation
         o    Bottom-up approach to stock selection
         o    Broad view of risk management
         o    Strong sell discipline

         INVESTMENT INSIGHT

         The Fund co-managers look for established companies whose intrinsic value, by their measure, is undiscovered among the majority of investors. In managing overall risk, a conscious effort is made to determine the risk/reward scenario of each individual holding as well as its impact at the Fund level.

         Neuberger Berman INTERNATIONAL Fund
         -----------------------------------

         Investment Program
         ------------------

         The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any capitalization, including companies in developed and emerging industrialized markets. The co-managers look for well-managed companies that show potential for above-average growth and whose stock price is undervalued.

         A BOTTOM-UP APPROACH THAT PUTS COMPANY FUNDAMENTALS IN PERSPECTIVE

         The Fund co-managers' bottom-up approach seeks well-managed companies that exhibit strong fundamentals, such as attractive cash flows, strong balance sheets, and solid earnings growth. While their bottom-up style drives the overall investment process, they also believe it's important to put a company's fundamentals in perspective. To do this, the Fund co-managers' factor in the economic, political, and market landscape of investment candidates' home markets. As one fund manager explains, "We are value-added investors, not `closet' indexers. We will overweight the portfolio compared to our benchmark, the EAFE Index, with securities from countries we believe have the best investment potential and underweight those we think have limited prospects."

         A BLEND OF GROWTH AND VALUE INVESTMENT STYLES

         The Fund co-managers use a blend of styles to reduce the risk of significant losses when a particular style falls out of favor with investors. The growth component highlights rapidly growing companies in niche industries with unique products or services, while the value component focuses on undervalued, out-of-favor companies that they believe are poised for a turnaround.

         HIGH POTENTIAL REWARDS WITH COMMENSURATE RISKS

         The Fund primarily invests in equity securities of developed countries, but will consider selected emerging markets as well. While the potential rewards are high, so are the associated risks. Foreign markets are often less developed and foreign governments and economic infrastructures may not be as stable compared to the United States. Other international risks, such as currency exchange rate and interest rate fluctuations, could result in greater volatility than domestic funds.

         AN ADDED LEVEL OF DIVERSIFICATION

         Domestic and foreign markets generally are subject to different sets of risk factors. Investors with exposure to more than a single market can potentially offset losses in one market with gains in another. While foreign markets can be inherently risky, investors who include international securities in their portfolios can benefit from an additional layer of diversification along with the potential for long-term growth.

         INTERNATIONAL INVESTORS CAN EXPECT:

         o A bottom-up approach that puts company fundamentals in perspective
         o A growth orientation with a valuation emphasis o High potential rewards with commensurate risks o An added level of portfolio diversification

         INVESTMENT INSIGHT

         To choose  attractive  stocks from among the many  thousands  available outside the United States, it's important to have a clear strategy. International Fund's bottom-up approach evaluates stocks on their fundamentals, using both growth and value criteria, while also considering larger scale economic factors.

         Neuberger Berman MANHATTAN Fund
         -------------------------------

         Investment Program
         ------------------

         The Fund invests in common stocks of mid-capitalization companies that are in new or rapidly evolving industries. The Fund seeks growth of capital by investing in companies with financial strength, above-average growth of earnings, earnings that have exceeded analysts' expectations, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

         MID-CAP GROWTH STOCK INVESTMENTS

         The Fund co-managers consider themselves growth stock investors in the purest sense of the term. By that, they mean they want to own the stocks of companies that are growing earnings faster than the average American business and, ideally, faster than the competitors in their respective industries. Their exhaustive research efforts are focused on the mid-cap universe and, specifically, stocks that are in new or rapidly evolving industries. The kind of fast-growth companies the Fund co-managers favor generally do not trade at below market average price-to-earnings ratios. However, they do look for companies trading at reasonable levels compared to their growth rates. They believe that attractive valuations in the mid-cap range have been created as a result of the large-cap area performing well for several years, relative to other capitalization ranges.

         AN INTENSIVE RESEARCH EFFORT

         The Fund co-managers love stocks with positive earnings surprises. Their extensive research has revealed that the stocks of companies that have consistently beaten Wall Street earnings estimates have also tended to offer greater potential for long-term capital appreciation. To find these companies they scour the mid-cap growth stock universe to isolate stocks whose most recent earnings have beaten consensus expectations. Then, the real work begins, where through diligent fundamental research they strive to identify those companies most likely to record a string of positive earnings surprises. Their ultimate goal is to invest today in the fast growing mid-sized companies that they believe are poised to become tomorrow's Fortune 500.

         A DISCIPLINED SELL PROCESS

         "We are dispassionate sellers," says one Fund co-manager. "If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive." A stock will also be sold when it reaches its target price. They prefer to broadly diversify the Fund's assets among many different companies and industries rather than heavily concentrating its holdings in just a few of the fastest growing industry sectors. Broad diversification helps to manage the overall risk inherent in a Fund of equity securities.


         [GRAPHIC OMITTED]

         MANHATTAN INVESTORS CAN EXPECT:

         o    Mid-cap growth stock investments
         o    An intensive research effort
         o    A disciplined sell process

         Neuberger Berman MILLENNIUM Fund
         --------------------------------

         Investment Program
         ------------------

         The Fund invests primarily in equity securities of small-sized domestic companies (up to $1.5 billion in market capitalization at time of investment). The Fund seeks growth of capital and looks for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets, or management.

         DISCIPLINED STOCK SELECTION PROCESS

         The Fund co-managers employ a three-tiered disciplined investment process. It begins with a search for fast growing, small companies that exhibit sustainable earnings growth of at least 15%. Next, they assess a company's financial and managerial wherewithal to capitalize on opportunities and grow its business, despite occasional setbacks. Finally, the managers determine whether or not a stock's price is reasonable. Their analysis attempts to avoid companies considered overvalued relative to their earnings growth rate.

         LONG-TERM GROWTH POTENTIAL OF SMALL-CAP STOCKS

         Simply put, a small company might become a mid-sized one rapidly with the launch of a single blockbuster product. And, since the potential growth of a small company is often uninhibited by several layers of management, it might be able to bring new products or services to the market quickly. What adds to the attractiveness of small-cap stocks is the fact that they're generally less researched than large-caps, which presents the managers with more opportunities to find good companies that are not yet recognized by many investors. Small-caps, however, are more risky than other securities due to their volatility and greater sensitivity to market trends, company news and industry developments.

         RISK MANAGEMENT

         "We abide by three rules for managing risk: pay reasonable prices, remain emotionally detached, and stay diversified", says one of the Fund managers about their risk-management strategy. First, the Fund focuses on rapidly growing companies that are selling at reasonable prices relative to their growth prospects. This is done in an effort to avoid those stocks whose valuations are out of line with their growth rates because we believe they are often the most susceptible to steep declines caused by fundamental disappointments or during a market downturn. Second, our Fund co-managers remain emotionally detached from their stock picks. When deteriorating fundamentals are discovered in a company, the Fund co-managers take quick and decisive action to eliminate it from the Fund. And third, to limit downside risk, the Fund co-managers expect to invest in a diversified Fund across an array of sectors and industries. No single stock represents more than 5% of total assets, measured at the time of investment.

         INVESTMENT PROCESS

         SCREENS

                  Price       Is this stock price reasonable?

                  Quality     Can the company go the distance?
                              Financial Strength, Management Depth and Talent

                  Growth      Are earnings growing rapidly?
                              15%+ Annual Growth Rates
                              Positive Earnings Surprises

         MILLENNIUM INVESTORS CAN EXPECT:

         o    Disciplined stock selection process
         o    Long-term growth potential of small-cap stocks
         o    Risk management

              INVESTMENT INSIGHT

         The Fund co-managers of the Millennium Fund make it their business to track down promising small-cap companies wherever they may exist. As a result, this fund enables investors who can accept the risks of small-cap stocks to pursue the potential for long-term growth that small-caps may provide.

         Neuberger Berman PARTNERS Fund
         ------------------------------

         Investment Program
         ------------------

         The Fund manager invests principally in the stocks of mid- to large-cap companies that he believes are selling for less than their intrinsic value. He concentrates on companies that other investors have shunned, but in his view are poised for major improvement. The Fund manager's intensive, research-driven process searches for catalysts that will lead to a change in investors' perceptions.

         A FOCUS ON ANTICIPATING CHANGES IN INVESTOR PERCEPTION

         The Fund manager searches for stocks that he believes are selling for less than the underlying company's intrinsic value. That's why his stock selection process focuses on identifying companies that he believes are poised to demonstrate positive change, such as a change in management, or a successful new product. These catalysts can give rise to a shift in investor perception, which can lead to the revaluation of an undervalued security. When the Fund manager buys a stock, he is literally buying partial ownership of a business, not just a piece of paper.

         ATTRACTIVE STOCKS AT REASONABLE PRICES

         The Fund manager uses a two-part screening process to identify potential stock purchases. The first part consists of financial screens that select only those stocks that are inexpensive based on several traditional measures of value, such as low price-to-earnings and cash flow ratios. Low price is not enough, however; the Fund manager also looks for high return on capital. The second part of the process is a qualitative evaluation of significant changes occurring within a company's business, such as new management, new corporate strategies, improving financials, or shareholder-based incentive plans. The Fund manager focuses on buying the stocks of good businesses that are undergoing positive changes, at reasonable prices.

         INTENSIVE, IN DEPTH RESEARCH

         To uncover specific catalysts for change in investors' perceptions, the Fund manager builds an information network around a company. This information network is designed to gauge the company's future growth prospects, understand investors' current perceptions, and identify other factors that have not yet been recognized by the majority of investors. Stocks that meet his criteria up to this point go through a rigorous valuation model intended to produce a list of companies with the most compelling risk/reward story. The Fund manager buys securities that he believes have the highest risk-adjusted return potential; stocks that fall short are placed on a list for monitoring.

         INVESTMENT PROCESS

         Portfolio Addition/Monitor List

         Portfolio Valuation Model

         Identify Catalysts for Change

         Systematic Screenings

o        Qualitative Analysis

o        Financial Analysis



         PARTNERS INVESTORS CAN EXPECT:

o        A focus on anticipating changes in investor perception
o        Intensive, in-depth research

         INVESTMENT INSIGHT

         The Fund manager seeks companies he believes are undervalued where there are changes underway that can give rise to improved investor perception. His strategy pays off whenever the valuation gap closes.

         Neuberger Berman REGENCY Fund
         -----------------------------

         Investment Program
         ------------------

         The Fund seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Fund seeks to reduce risk by diversifying among different companies and industries.

         MID-CAP COMPANIES WITH MARKET LEADERSHIP

         The Fund manager searches the mid-cap stock universe for companies with a dominant market share in their industry. Historically, businesses with market leadership have delivered significant returns for shareholders over the long term. While this may not always be the case, discovering such middleweight champions before the rest of Wall Street can yield substantial payoffs for investors. Of course, there can be no assurance that the manager will select the right stocks every time. Remember that the stocks of mid-cap companies may be more volatile, and entail more risk, than the stocks of larger companies.

         BOTTOM-UP APPROACH TO STOCK SELECTION

         The Fund manager's extensive bottom-up approach begins with financial screens that are used to search for undervalued securities with compelling fundamentals. Then, in-depth company and industry analyses are conducted, followed by interviews with company managements and their competitors, customers, and suppliers. In this stage, reviewing strategic plans and evaluating management are critical steps. After applying these financial and qualitative screens the Fund manager then seeks to identify a catalyst for change that could improve a stock's valuation. These catalysts are generally managerial, operational, structural, or financial in nature and include changes in company management, new corporate strategies, changes in the business mix, and improving financials, among others. The remaining candidates are then ranked on a risk/reward basis. Stocks with the most compelling risk/reward ratios are placed in the Fund, while stocks that are currently not a good Fund fit, are placed on a monitor list for further evaluation.

         BROAD VIEW OF RISK MANAGEMENT

         In order to reduce risk on the buy side, the manager looks for reasonably priced stocks, diversifies investments across an array of industries, and avoids making large sector bets. On the sell side, stocks are sold when they reach their price target, do not perform as expected, or are considered less attractive than other opportunities.

         INVESTMENT PROCESS

     STOCK UNIVERSE
o    Financial Analysis

     VALUE STOCK UNIVERSE
o    Qualitative Evaluation
o    Catalyst for change

     EXECUTIVE MANAGEMENT TEAM EVALUATION
o    Proven Track Record
o    Strategic Plan
o    Inside Ownership

REGENCY INVESTORS CAN EXPECT:
o    Mid-cap companies with market leadership
o    Bottom-up approach to stock selection
o    Broad view of risk management

         INVESTMENT INSIGHT

         The Fund manager's ultimate goal is to find undervalued companies that have not yet been discovered by the majority of investors, or better yet, to buy "great companies at a great price." He attempts to do this by focusing on the mid-cap segment of the market because it tends to be less followed than the large-cap segment by Wall Street analysts.

         Neuberger Berman SOCIALLY RESPONSIVE Fund
         -----------------------------------------

         Investment Program
         ------------------

         The Fund seeks long-term capital appreciation by investing at least 80% of total assets in equity securities, all of which are selected based on both financial criteria and social policy. The Fund co-managers initially screen companies using a value investing criteria, then look for companies that show leadership in major areas of social impact such as the environment, workplace diversity, and employment.

         FINANCIALLY SOUND COMPANIES WITH A SOCIAL CONSCIENCE

         The Fund co-managers look for the stocks of mid- to large-cap companies that first meet their stringent financial criteria. Their social screens are then applied to these stocks. The ones considered worthy from a financial standpoint are then evaluated using a proprietary database that develops and monitors information on companies in various categories of social criteria. Ideal investment candidates are companies that show leadership in the areas of the environment, workplace diversity, and employment. Other considerations are based on companies' records in other areas of concern, including public health, type of products, and corporate citizenship.

         A TRADITIONAL VALUE APPROACH

         The Fund managers' initial financial screens select companies using a traditional value approach. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors, such as low price-to-earnings and low price-to-book ratios. Their value approach examines these companies, searching for those that may rise in price before other investors realize their worth. They strongly believe in helping investors put their money to work, while supporting companies that follow principles of good corporate citizenship.

         AN EVER-EVOLVING JOURNEY ON THE PATH TO GOOD CORPORATE CITIZENSHIP

         The Fund co-managers believe that most socially responsive investors are not utopians. They do not expect instant perfection, but rather look for signs that a company is evolving and moving toward a corporate commitment to excellence. As they put it, "Good corporate citizenship is one of those things that is a journey, not a destination. We've been working in this field for some time, and know that the social records of most companies are written in shades of gray. We are pleased to see that more and more companies are coming to realize that change is a positive force for them."

         INVESTMENT PROCESS

             Social Policy

             Quantitative Financial Criteria

              o    Low Price-to-Earnings Ratio (relative & absolute)

              o    Strong Balance Sheet

              o    Free Cash Flow

              o    Risk Management

              Stock Universe

              o    Focus Screens

         SOCIALLY RESPONSIVE INVESTORS CAN EXPECT:

              o    Financially sound companies with a social conscience
              o    A traditional value approach
              o An ever-evolving journey on the path to good corporate citizenship

         INVESTMENT INSIGHT

         The Fund co-managers believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. They look for companies that meet value-investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship.

         Neuberger Berman TECHNOLOGY Fund
         --------------------------------

         Seeks Tomorrow's Opportunities Today
         ------------------------------------

         Neuberger Berman provides another way for investors to take advantage of the intensive research and management expertise of our Boston-based growth group. The portfolio management team of this fund will seek long-term capital growth by investing in the stocks of dynamic technology and tech-related companies of all sizes -- from new innovative firms to established market leaders.

         IDENTIFYING TECH STOCKS WITH MERIT

         The team employs quantitative and qualitative research screens in a three-part investment process to select those stocks with the most merit. First, the screening process looks for rapidly growing companies with positive fundamental surprises, such as revenue/earnings gains that are beating Wall Street estimates.

         Second, the screening process focuses on a company's strengths and qualities to determine whether it can continue to surpass expectations. These strengths may include factors such as multi-industry applications for products, a strong position relative to competitors, new business alliances, the development or use of innovative technology, and/or financial strength.

         Third, the portfolio management team seeks growth at a reasonable price, refusing to overpay for a company's earnings growth. That's why so much of their time is spent examining a company's financials and researching its competitors, suppliers, and customers.

         RIGOROUS, DISPASSIONATE SELL DISCIPLINE

         The fast-paced technology sector compels investors to be open-minded and ready to scrutinize which companies are best -- on a daily basis. That objectivity is an important part of the team's management style. If a company or its stock indicates any fundamental weakening, the team will eliminate it. An investment concentrated in one area inevitably carries greater risk. In the evolving technology sector, proactive and diligent fundamental research is critical. While in-depth analysis guides stock selection, careful portfolio construction helps reduce volatility. In seeking to achieve more consistent performance, the management team pays close attention to sector, industry and individual stock diversification.

         INVESTMENT PROCESS

o Growth
  Positive fundamental surprises

o Quality
  Company strengths

o Price
  Reasonable relative valuations

                                    * * * * *

         Each Fund invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Fund's total assets. Of course, each Fund's holdings are subject to change.

Additional Investment Information
---------------------------------

         Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectus. They may not buy all of the types of securities or use all of the investment techniques that are described.

         ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the trustees of the Trust, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions which could be costly to the Funds.

         POLICIES AND LIMITATIONS. Each Fund may invest up to 15% of its net assets in illiquid securities. Neuberger Berman FASCIANO Fund has no current intention of investing in illiquid securities.

         REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman INTERNATIONAL Fund, also from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman INTERNATIONAL Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

         POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

         SECURITIES LOANS (ALL FUNDS). Each Fund may lend securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities to/through Neuberger Berman (as agent).

         POLICIES AND LIMITATIONS. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

         RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

         POLICIES  AND  LIMITATIONS.   To  the  extent  restricted   securities,
including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

         REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

         LEVERAGE (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may make investments while borrowings are outstanding. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund's investment limitations.

         POLICIES AND LIMITATIONS. Generally, the Fund does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

         FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

         Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         The Funds may invest in ADRs, European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund (except Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, and Neuberger Berman TECHNOLOGY Funds) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Each of Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, and Neuberger Berman TECHNOLOGY Funds may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency. Neuberger Berman INTERNATIONAL Fund invests primarily in foreign securities.

         Investments in securities of foreign issuers are subject to each Fund's quality standards. Each Fund (except Neuberger Berman INTERNATIONAL Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued purchases and forward commitment transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's NAV as long as the commitment to sell remains in effect.

         POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

         When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

         TECHNOLOGY SECURITIES. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. Although Neuberger Berman TECHNOLOGY Fund will not invest 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry, the Fund may invest in companies in inter-related industries that may react similarly to economic or competitive pressures. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

         The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

         POLICIES AND LIMITATIONS. Neuberger Berman TECHNOLOGY Fund normally invests at least 80% of its net assets in technology securities. The Fund may not invest 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry.

           FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON
                            SECURITIES AND INDICES,
                    FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

         FUTURES CONTRACTS AND OPTIONS THEREON (ALL FUNDS). Each of Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, and Neuberger Berman TECHNOLOGY Funds may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

         Neuberger Berman INTERNATIONAL Fund may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

         Neuberger Berman INTERNATIONAL Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions Neuberger Berman INTERNATIONAL Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

         With respect to currency futures, Neuberger Berman INTERNATIONAL Fund may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, Neuberger Berman INTERNATIONAL Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

         For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

         Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

         POLICIES AND LIMITATIONS. Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, and Neuberger Berman TECHNOLOGY Funds each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

         Neuberger Berman INTERNATIONAL Fund may purchase and sell futures for BONA FIDE hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (I.E., in an effort to enhance income). The Fund may also purchase and write put and call options on such futures contracts for BONA FIDE hedging and non-hedging purposes.

         Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         CALL OPTIONS ON SECURITIES (ALL FUNDS). Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE and Neuberger Berman TECHNOLOGY Funds may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

         When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

         POLICIES AND LIMITATIONS. Each Fund may write covered call options and may purchase call options on securities. Each Fund may also write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

         A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman CENTURY, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, and Neuberger Berman TECHNOLOGY Funds also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy. Neuberger Berman INTERNATIONAL Fund may purchase call options for hedging or non-hedging purposes.

         PUT OPTIONS ON SECURITIES (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN GUARDIAN, NEUBERGER BERMAN INTERNATIONAL, NEUBERGER BERMAN MILLENNIUM, NEUBERGER BERMAN SOCIALLY RESPONSIVE, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). Each of these Funds may write and purchase put options on securities. Each of Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, and Neuberger Berman TECHNOLOGY Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

         When Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, or Neuberger Berman TECHNOLOGY Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Portfolio securities on which put options may be written and purchased by Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, or Neuberger Berman TECHNOLOGY Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

         POLICIES AND LIMITATIONS. Neuberger Berman CENTURY, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, and Neuberger Berman TECHNOLOGY Funds generally write and purchase put options on securities for hedging purposes (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman INTERNATIONAL Fund also may use put options for non-hedging purposes. The use of put options on securities by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

         GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman INTERNATIONAL Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Neuberger Berman INTERNATIONAL Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

         The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE and Neuberger Berman TECHNOLOGY Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

         A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM, Neuberger Berman SOCIALLY RESPONSIVE, or Neuberger Berman TECHNOLOGY Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its Fund. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         POLICIES AND LIMITATIONS. Each Fund may use American-style options. Neuberger Berman INTERNATIONAL Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

         The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
         The use of put and call options by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

         PUT AND CALL OPTIONS ON SECURITIES INDICES (ALL FUNDS). Neuberger Berman INTERNATIONAL Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

         For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

         Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

         POLICIES AND LIMITATIONS. Neuberger Berman INTERNATIONAL Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

         For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

         FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date
(usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Funds also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Funds (other than Neuberger Berman INTERNATIONAL Fund) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

         Neuberger Berman INTERNATIONAL Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may invest in securities denominated in the European Currency Unit, commonly referred to as the "Euro" ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses. In addition, Neuberger Berman INTERNATIONAL Fund may invest in securities denominated in other currency baskets.

         POLICIES AND LIMITATIONS. The Funds (other than Neuberger Berman INTERNATIONAL Fund) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

         Neuberger Berman INTERNATIONAL Fund may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman INTERNATIONAL Fund may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio.

         OPTIONS ON FOREIGN CURRENCIES (ALL FUNDS). Each Fund may write and purchase covered call and put options on foreign currencies. Neuberger Berman INTERNATIONAL Fund may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

         Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         POLICIES  AND  LIMITATIONS.   A  Fund  would  use  options  on  foreign
currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman INTERNATIONAL Fund may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund. The use of options on currencies by Neuberger Berman SOCIALLY RESPONSIVE Fund is not subject to the Social Policy.

         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         COVER FOR FINANCIAL INSTRUMENTS.
         -------------------------------


         Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover it potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.


         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for cover or segregation could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

         POLICIES AND LIMITATIONS. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

         GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

         Each Fund's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if the Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

         POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

         SHORT SALES (NEUBERGER BERMAN INTERNATIONAL FUND). Neuberger Berman INTERNATIONAL Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

         Neuberger Berman INTERNATIONAL Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

         Neuberger Berman INTERNATIONAL Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

         The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in Neuberger Berman INTERNATIONAL Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

         POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         FIXED INCOME SECURITIES (ALL FUNDS). While the emphasis of the Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. Neuberger Berman CENTURY, Neuberger Berman FASCIANO, Neuberger Berman INTERNATIONAL, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds each may invest in corporate debt securities rated below investment grade.

         U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the "Government National Mortgage Association"), Fannie Mae (also known as Federal National Mortgage Association), Freddie Mac (also known as Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

         "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

         The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

         Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, Neuberger Berman PARTNERS or Neuberger Berman REGENCY Funds warrants exposure to the additional level of risk.

         POLICIES AND LIMITATIONS. Each Fund normally may invest up to 35% of its total assets in debt securities. Neuberger Berman CENTURY, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman INTERNATIONAL Fund may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

         Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman SOCIALLY RESPONSIVE Fund and Neuberger Berman MILLENNIUM Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman INTERNATIONAL Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman CENTURY, Neuberger Berman PARTNERS, and Neuberger Berman REGENCY Funds). NB Management will make a determination as to whether Neuberger Berman INTERNATIONAL Fund should dispose of the downgraded securities.

         There are no restrictions as to the ratings of debt securities Neuberger Berman FASCIANO Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, it may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

         COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

         POLICIES AND LIMITATIONS. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman INTERNATIONAL Fund may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

         ZERO COUPON SECURITIES (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN MILLENNIUM, NEUBERGER BERMAN PARTNERS, NEUBERGER BERMAN REGENCY, NEUBERGER BERMAN SOCIALLY RESPONSIVE, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). Each of these Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The discount on zero coupon securities ("original issue discount") must be taken into income ratably by each such Fund prior to the receipt of any actual payments. Because each such Fund must distribute substantially all of its net income (including its accrued original issue discount) to its shareholders each year for income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

         CONVERTIBLE SECURITIES (ALL FUNDS). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve their investment objectives.

         POLICIES AND LIMITATIONS. Neuberger Berman SOCIALLY RESPONSIVE Fund may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

         PREFERRED STOCK (ALL FUNDS). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         SWAP AGREEMENTS (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN INTERNATIONAL, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each of Neuberger Berman CENTURY, Neuberger Berman INTERNATIONAL, and Neuberger Berman TECHNOLOGY Funds will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         JAPANESE INVESTMENTS (NEUBERGER BERMAN INTERNATIONAL FUND). All of the Funds may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman INTERNATIONAL Fund may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Fund may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

         OTHER INVESTMENT COMPANIES (ALL FUNDS). Neuberger Berman INTERNATIONAL Fund may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate.

         INDEXED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND). Neuberger Berman INTERNATIONAL Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Neuberger Berman SOCIALLY RESPONSIVE Fund - Description of Social Policy
------------------------------------------------------------------------

BACKGROUND INFORMATION ON SOCIALLY RESPONSIVE INVESTING

         In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

         Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Fund generally fall into two categories:

         AVOIDANCE INVESTING. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

         LEADERSHIP INVESTING. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

         The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. THE WEALTH OF NATIONS is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith are the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

THE SOCIALLY RESPONSIVE DATABASE

         Neuberger Berman, the Fund's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Fund. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

         WORKPLACE DIVERSITY AND EMPLOYMENT. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

         ENVIRONMENT. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

         PRODUCT. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

         PUBLIC HEALTH. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

         WEAPONS. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

         CORPORATE CITIZENSHIP. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

IMPLEMENTATION OF SOCIAL POLICY

         Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the Fund manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

         The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

         In applying the information in the database to stock selection for the Fund, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.


                             PERFORMANCE INFORMATION

         Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

Total Return Computations
-------------------------

         Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                  P(1+T)n = ERV

         Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

                         Average Annual Total Returns(1)
Investor Class              Periods Ended 8/31/2001

                        One Year     Five Years      Ten Years      Period From
                        --------     ----------      ---------      -----------
                                                                    Inception(2)
                                                                    ----------

CENTURY                 (51.60%)         N/A            N/A         (21.93%)
FASCIANO(3)               2.08%        10.20%          11.62%        13.05%
FOCUS                   (20.40%)       15.80%          15.85%        12.18%
GENESIS                  16.52%        15.40%          15.05%        14.29%
GUARDIAN                (13.36%)        7.15%          11.05%        12.34%
INTERNATIONAL           (25.71%)        5.83%           N/A          6.65%
MANHATTAN               (51.10%)        9.29%          10.20%        14.77%
MILLENNIUM              (48.32%)         N/A            N/A          26.94%
PARTNERS                 (9.68%)       10.34%          12.75%        16.12%
REGENCY                   4.81%          N/A            N/A          15.68%
SOCIALLY RESPONSIVE      (9.76%)        9.58%           N/A          11.49%
TECHNOLOGY              (70.24%)         N/A            N/A         (53.24%)


      (1) Through December 15, 2000, the Investor Class of each of the Funds was a feeder fund in a master/feeder structure. Performance results prior to 12/16/00 represent the performance of each Investor Class Fund's predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Investor Class Fund.


      (2) The inception dates of the Investor Class of each Fund were as follows: Neuberger Berman CENTURY Fund, 12/6/99; Neuberger Berman
          FASCIANO Fund 11/10/88 Neuberger Berman FOCUS Fund, 10/19/55; Neuberger Berman GENESIS Fund, 9/27/88; Neuberger Berman GUARDIAN Fund, 6/1/50; Neuberger Berman INTERNATIONAL Fund, 6/15/94; Neuberger Berman MANHATTAN Fund, 3/1/79; Neuberger Berman MILLENNIUM Fund, 10/20/98; Neuberger Berman PARTNERs Fund, 1/20/75; Neuberger Berman REGENCY Fund, 6/1/99; Neuberger Berman SOCIALLY RESPONSIVE Fund, 3/16/94; and Neuberger Berman TECHNOLOGY Fund, 5/1/00.


      (3) Performance through 3/23/01 is that of the Fund's predecessor, Fasciano Fund, Inc.

                    Average Annual Total Returns(1)
Trust Class             Periods Ended 8/31/2001


                   One Year    Five Years     Ten Years(2)      Period From
                   --------    ----------     ---------         -----------
                                                                 Inception(3)
                                                                ----------


FOCUS              (20.58%)      15.68%          16.11%           12.24%
GENESIS             16.50%       15.37%          15.10%           14.33%
GUARDIAN           (13.47%)       7.05%          10.99%           12.33%
INTERNATIONAL      (25.43%)       6.31%           N/A             6.99%
MANHATTAN          (51.16%)       9.04%          10.07%           14.71%
MILLENNIUM         (48.45%)        N/A            N/A             26.82%
PARTNERS            (9.81%)      10.23%          12.69%           16.09%
REGENCY              4.77%         N/A            N/A             15.68%
SOCIALLY           (10.05%)       9.39%           N/A             11.36%
RESPONSIVE

      (1) Through December 15, 2000, each of the Funds was a feeder fund in a master/feeder structure. For the Trust Class of each Fund except Neuberger Berman INTERNATIONAL Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund, performance results shown for periods after August 1993 represent the performance of each Trust Class Fund's predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Trust Class Fund. For Neuberger Berman INTERNATIONAL and Neuberger Berman SOCIALLY RESPONSIVE Funds, performance results shown for periods after June 1998 and March 1997, respectively, represent the performance of each Trust Class Fund's predecessor feeder fund.

      (2) Performance shown for periods before August 1993 is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Trust Class would have had.

      (3) The  inception  dates of the Trust  Class of each Fund are as follows:
          Neuberger Berman FOCUS Fund, 10/19/55; Neuberger Berman GENESIS Fund, 9/27/88, Neuberger Berman GUARDIAN Fund 6/1/50, Neuberger Berman INTERNATIONAL Fund, 6/15/94; Neuberger Berman MANHATTAN Fund, 3/1/79, Neuberger Berman MILLENNIUM Fund, 10/20/98, Neuberger Berman PARTNERs Fund, 1/20/75, Neuberger Berman REGENCY Fund, 6/1/99; and Neuberger Berman SOCIALLY RESPONSIVE Fund, 3/16/94.

Periods Ended 8/31/2001

                         Average Annual Total Returns(1)
Advisor Class               Periods Ended 8/31/2001

                                                                   Period From
                     One Year     Five Years     Ten Years(2)      -----------
                     --------     ----------     ---------         Inception(3)
                                                                   ----------

FOCUS                (20.92%)       16.18%          16.04%           12.22%
GENESIS               16.18%        15.15%          14.93%           14.20%
GUARDIAN             (13.74%)        6.46%          10.69%           12.27%
MANHATTAN            (51.43%)        8.53%          9.82%            14.60%
PARTNERS             (10.12%)        9.74%          12.45%           16.00%


      (1) Through December 15, 2000, each of the Funds was a feeder fund in a master/feeder structure. For the Advisor Class of each of Neuberger Berman FOCUS, Neuberger Berman GUARDIAN, and Neuberger Berman MANHATTAN Fund, performance results shown for periods after September 1996 represent the performance of each Advisor Class Fund's predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Advisor Class Fund. For Neuberger Berman GENESIS and Neuberger Berman PARTNERS Funds, performance results shown for periods after April 1997 and August 1996, respectively, represent the performance of each Advisor Class Fund's predecessor feeder fund.

      (2) Performance shown for periods before the Advisor Class began operations (SEE note 1) is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Advisor Class would have had.

      (3) The  inception  date of the Advisor Class of each Fund are as follows:
          Neuberger Berman FOCUS Fund, 10/19/55; Neuberger Berman GENESIS Fund, 9/27/88; Neuberger Berman GUARDIAN Fund, 6/1/50; Neuberger Berman MANHATTAN Fund, 3/1/79; and Neuberger Berman PARTNERS Fund, 1/20/75.



                               Average Annual Total Returns
Institutional                   Periods Ended 8/31/2001(1)
Class

                  ONE YEAR   FIVE YEARS(2)    TEN YEARS(2)     Period From
                  --------   ----------       ---------        -----------
GENESIS           16.87%       15.57%           15.14%         Inception(3)
                                                               ----------

(1) Through December 15, 2000, Neuberger Berman GENESIS Fund Institutional Class was a feeder fund in a master/feeder structure. Performance results shown after 7/1/99 are those of its predecessor feeder fund, which had an identical investment program and the same overall fees as Neuberger Berman GENESIS Fund Institutional Class.

(2) Performance shown for periods before 7/1/99 is that of the corresponding Investor Class. Because the Institutional Class of
         GENESIS Fund has lower expenses, its performance should have been better than the GENESIS Fund Investor Class would have had.

      (3) The inception date of the Institutional Class of the Neuberger Berman GENESIS Fund was 9/27/88.

         Prior to January 5, 1989, the investment policies of Neuberger Berman FOCUS Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger Berman FOCUS Fund may be required, under applicable law, to include information reflecting performance and expenses for periods before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not necessarily reflect the level of performance and expenses that would have been experienced had the Fund's current investment policies been in effect.

         NB Management may from time to time waive a portion of its fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectus and in "Investment Management and Administration Services" below.

Comparative Information
-----------------------

         From time to time each Fund's performance may be compared with:

              (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

              (2) recognized stock and other indices, such as the S&P 500 Index, S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, Russell 1000 Value Index, Russell 1000 Growth Index, Russell Midcap(R) Index, Russell Midcap Value Index, Russell Midcap Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, the EAFE(R) Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $21 million to $3.0 billion, with an average of $522 million as of September 30, 2001. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $1.8 billion as of September 30, 2001. The

         Russell indexes measure the performance of all capitalization ranges across both growth and value investment styles. The EAFE(R) Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Fund may invest in different types of securities from those included in some of the above indexes.

         Neuberger Berman SOCIALLY RESPONSIVE Fund's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap Fund indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

         Evaluations of the Funds' performance, their total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

Other Performance Information
-----------------------------

         From time to time, information about a Fund's portfolio allocation and holdings as of a particular date may be included in Advertisements for the Fund. This information may include the Fund's diversification by asset type or, in the case of Neuberger Berman SOCIALLY RESPONSIVE Fund, by the social characteristics of companies owned. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

         NB Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

         Investors who may find Neuberger Berman CENTURY, Neuberger Berman FOCUS, Neuberger Berman GUARDIAN, Neuberger Berman PARTNERS, or Neuberger Berman REGENCY to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

         Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

         Information regarding the effects of automatic investing and systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.


                           CERTAIN RISK CONSIDERATIONS

         Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.


                              TRUSTEES AND OFFICERS



         The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


Information About the Board of Trustees
---------------------------------------


----------------------- ----------------- ---------------------------------- ----------------- -------------------------
                                                                                Number of        Other Directorships
Name, Age, and            Position (2)       Principal Occupation(s) (3)      Portfolios in       Held Outside Fund
---------------           ------------       ---------------------------      --------------      -----------------
Address (1)                                                                    Fund Complex       Complex by Trustee
-----------                                                                    ------------       ------------------
                                                                               Overseen by
                                                                                 Trustee
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
John Cannon (71)            Trustee       Retired. Formerly, Chairman and           26         Independent Trustee or
                                          Chief Investment Officer of CDC                      Director of three
                                          Capital Management (registered                       series of
                                          investment adviser) (1993-Jan.                       OppenheimerFunds:
                                          1999).                                               Limited Term New York

                                                                                               Municipal
                                                                                               Fund,
                                                                                               Rochester
                                                                                               Fund
                                                                                               Municipals,
                                                                                               and
                                                                                               Oppenheimer
                                                                                               Convertible
                                                                                               Securities
                                                                                               Fund,
                                                                                               1992
                                                                                               to
                                                                                               present.

----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Faith Colish (66)           Trustee       Attorney at Law and President,            26
                                          Faith Colish, A Professional
                                          Corporation; 1980 to present.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------

                                       57

----------------------- ----------------- ---------------------------------- ----------------- -------------------------
                                                                                Number of        Other Directorships
Name, Age, and            Position (2)       Principal Occupation(s) (3)      Portfolios in       Held Outside Fund
---------------           ------------       ---------------------------      --------------      -----------------
Address (1)                                                                    Fund Complex       Complex by Trustee
-----------                                                                    ------------       ------------------
                                                                               Overseen by
                                                                                 Trustee
----------------------- ----------------- ---------------------------------- ----------------- -------------------------

Walter G. Ehlers (68)       Trustee       Consultant.                               26

----------------------- ----------------- ---------------------------------- ----------------- -------------------------
C. Anne Harvey (63)         Trustee       Consultant, C. A. Harvey                  26
                                          Associates, June 2001 to
                                          present; Member, Individual
                                          Investors Advisory Committee to
                                          the New York Stock Exchange
                                          Board of Directors, 1998 to
                                          present; Secretary, Board of
                                          Associates to The National
                                          Rehabilitation Hospital's Board
                                          of Directors; Director of
                                          American Association of Retired
                                          Persons (AARP), 1978 to December
                                          2000; Member, American Savings
                                          Education Council's Policy Board
                                          (ASEC), 1998-2000; Member,
                                          Executive Committee, Crime
                                          Prevention Coalition of America,
                                          1997-2000.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Barry Hirsch (68)           Trustee       Senior Vice President and                 26
                                          General Counsel of Loews
                                          Corporation (diversified
                                          financial corporation).
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Robert A. Kavesh (74)       Trustee       Professor of Finance and                  26         Director, Delaware
                                          Economics at Stern School of                         Labs, 1978 to present
                                          Business, New York University.                       (cosmetics).
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Howard A. Mileaf (64)       Trustee       Retired.  Director, State                 26         Formerly, Director of
                                          Theatre of New Jersey                                Kevlin Corporation
                                          (not-for-profit theater), 2000                       (manufacturer of
                                          to present; Formerly, Vice                           microwave and other
                                          President and Special Counsel to                     products).
                                          WHX Corporation (holding
                                          company); 1993 - 2001.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------


                                       58

----------------------- ----------------- ---------------------------------- ----------------- -------------------------
                                                                                Number of        Other Directorships
Name, Age, and            Position (2)       Principal Occupation(s) (3)      Portfolios in       Held Outside Fund
---------------           ------------       ---------------------------      --------------      -----------------
Address (1)                                                                    Fund Complex       Complex by Trustee
-----------                                                                    ------------       ------------------
                                                                               Overseen by
                                                                                 Trustee
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
John P. Rosenthal (69)      Trustee       Senior Vice President of Burnham          26         Formerly, Director,
                                          Securities Inc. (a registered                        Cancer Treatment
                                          broker-dealer) since 1991;                           Holdings, Inc.
                                          Director, 92nd Street Y
                                          (non-profit), 1967 to present.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
William E. Rulon (69)       Trustee       Retired. Senior Vice President            26         Director of Prandium,
                                          of Foodmaker. Inc. (operator and                     Inc. since March 2001
                                          Franchiser of Restaurants) until                     (restaurants).
                                          January 1997; Secretary of
                                          Foodmaker, Inc. until July 1996;
                                          Director,  Pro-Kids  Golf and Learning
                                          Academy,  1998 to present  (teach golf
                                          and   computer   usage  to  "at  risk"
                                          children).
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Cornelius T. Ryan (70)      Trustee       General Partner of Oxford                 26         Formerly, Director of
                                          Partners and Oxford Bioscience                       Capital Cash Management
                                          Partners (venture capital                            Trust (money market
                                          partnerships) and President of                       fund) and Prime Cash
                                          Oxford Venture Corporation.                          Fund.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Tom Decker Seip (51)        Trustee       President and CEO of Westaff,             26         Director, H&R Block,
                                          Inc., May 2001 to present                            Inc. (financial
                                          (temporary staffing); General                        services company), May
                                          Partner of Seip Investments LP                       2001 to present;
                                          (a private investment                                Director, General Magic
                                          partnership); Senior Executive                       (voice recognition
                                          at the Charles Schwab                                software), November
                                          Corporation from 1983 to 1999;                       2001 to present; Member
                                          including Chief Executive                            of the Board of
                                          Officer of Charles Schwab                            Directors of E-Finance
                                          Investment Management, Inc. and                      Corporation (credit
                                          Trustee of Schwab Family of                          decisioning services),
                                          Funds and Schwab Investments                         1999 to present;
                                          from 1997 to 1998; Executive                         Director,
                                          Vice President-Retail Brokerage                      Save-Daily.com (micro
                                          for Charles Schwab Investment                        investing services),
                                          Management from 1994 to 1997.                        1999 to present.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------


                                       59

----------------------- ----------------- ---------------------------------- ----------------- -------------------------
                                                                                Number of        Other Directorships
Name, Age, and            Position (2)       Principal Occupation(s) (3)      Portfolios in       Held Outside Fund
---------------           ------------       ---------------------------      --------------      -----------------
Address (1)                                                                    Fund Complex       Complex by Trustee
-----------                                                                    ------------       ------------------
                                                                               Overseen by
                                                                                 Trustee
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Gustave H. Shubert          Trustee       Senior Fellow/Corporate Advisor           26
(72)                                      and Advisory Trustee of Rand (a
                                          non-profit public interest research
                                          institution)  since 1989;  Honorary
                                          Member of the Board of  Overseers  of
                                          the Institute for Civil  Justice, the
                                          Policy  Advisory  Committee  of  the
                                          Clinical  Scholars  Program at  the
                                          University of California, the American
                                          Association  for  the  Advancement  of
                                          Science, the Council on  Foreign
                                          Relations,  and  the Institute  for
                                          Strategic Studies (London); advisor to
                                          the Program Evaluation and Methodology
                                          Division  of  the  U.S.  General
                                          Accounting Office; formerly  Senior
                                          Vice President and Trustee of Rand.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Candace L. Straight         Trustee       Private investor and consultant           26
(54)                                      specializing in the insurance
                                          industry; Advisory Director of
                                          Securities Capital LLC (a global
                                          private equity investment firm
                                          dedicated to making investments
                                          in the insurance sector).
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Peter P. Trapp (57)         Trustee       Regional Manager for Atlanta              26
                                          Region, Ford Motor Credit
                                          Company since August, 1997;
                                          prior thereto, President, Ford
                                          Life Insurance Company, April
                                          1995 until August 1997.

----------------------- ----------------- ---------------------------------- ----------------- -------------------------


                                       60

----------------------- ----------------- ---------------------------------- ----------------- -------------------------
                                                                                Number of        Other Directorships
Name, Age, and            Position (2)       Principal Occupation(s) (3)      Portfolios in       Held Outside Fund
---------------           ------------       ---------------------------      --------------      -----------------
Address (1)                                                                    Fund Complex       Complex by Trustee
-----------                                                                    ------------       ------------------
                                                                               Overseen by
                                                                                 Trustee
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Michael M. Kassen*       President and    Executive Vice President and              26         Executive Vice
(48)                        Trustee       Chief Investment Officer of                          President, Chief
                                          Neuberger Berman since 1999;                         Investment Officer and
                                          Executive Vice President and                         Director of Neuberger
                                          Chief Financial Officer of NB                        Berman Inc. (holding
                                          Management from November 1999 to                     company) since 1999;
                                          March 2000; Vice President of NB                     Chairman since May 2000
                                          Management from 1990 until 1999;                     and Director of NB
                                          Partner or Principal of                              Management since
                                          Neuberger Berman from 1993.                          January 1996.

----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Edward I. O'Brien*          Trustee       Member, Investment Policy                 26         Director of Legg Mason,
(73)                                      Committee, Edward Jones, 1993 -                      Inc. (financial
                                          2001; President of the                               services holding
                                          Securities Industry Association                      company), 1993 to
                                          ("SIA") (securities industry's                       present; Director,
                                          representative in government                         Boston Financial Group
                                          relations and regulatory matters                     (real estate and tax
                                          at the federal and state levels)                     shelters) 1993-1999.
                                          from 1974 - 1992; Adviser to SIA
                                          from November 1992 -November
                                          1993.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------
Peter E. Sundman* (42)  Chairman of the   Executive Vice President of               26         Executive Vice
                        Board, Chief      Neuberger Berman since 1999;                         President and Director
                        Executive         Principal of Neuberger Berman                        of Neuberger Berman
                        Officer and       from 1997 until 1999; Senior                         Inc. (holding company)
                        Trustee           Vice President of NB Management                      since 1999; President
                                          from 1996 until 1999; Director                       and Director of NB
                                          of Institutional Services of NB                      Management since 1999.
                                          Management from 1988 until 1996.
----------------------- ----------------- ---------------------------------- ----------------- -------------------------



      (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

      (2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and
           (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

      (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

      * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.


Information About the Officers of the Trust
-------------------------------------------

----------------------------- ------------------------------------ ---------------------------------------------

Name, Age, and Address (1)                Position 2)                      Principal Occupation(s) (3)
--------------------------                -----------                      ---------------------------
----------------------------- ------------------------------------ ---------------------------------------------
Claudia A. Brandon (45)                    Secretary               Vice President-Mutual Fund Board Relations
                                                                   of NB Management since 2000; Employee of
                                                                   Neuberger Berman since 1999; Vice President
                                                                   of NB Management from 1986 to 1999;
                                                                   Secretary of two other mutual funds for
                                                                   which NB Management acts as investment
                                                                   manager and administrator.
----------------------------- ------------------------------------ ---------------------------------------------
Robert Conti (45)                       Vice President             Vice President of Neuberger Berman since
                                                                   1999; Senior Vice President of NB
                                                                   Management since 2000; Controller of NB
                                                                   Management until 1996; Treasurer of NB
                                                                   Management from 1996 until 1999; Vice
                                                                   President of two other mutual funds for
                                                                   which NB Management acts as investment
                                                                   manager and administrator since 2000.
----------------------------- ------------------------------------ ---------------------------------------------
Stacy Cooper-Shugrue (38)             Assistant Secretary          Employee of Neuberger Berman since 1999;
                                                                   Assistant Vice President of NB Management
                                                                   from 1993 to 1999; Assistant Secretary of
                                                                   two other mutual funds for which NB
                                                                   Management acts as investment manager and
                                                                   administrator.
----------------------------- ------------------------------------ ---------------------------------------------
Barbara DiGiorgio (43)                Assistant Treasurer          Vice President of Neuberger Berman since
                                                                   1999; Assistant Vice President of NB
                                                                   Management from 1993 to 1999; Assistant
                                                                   Treasurer since 1996 of two other mutual
                                                                   funds for which NB Management acts as
                                                                   investment manager and administrator.
----------------------------- ------------------------------------ ---------------------------------------------





                                       62

---------------------------- ------------------------------------ ---------------------------------------------

Name, Age, and Address (1)                Position 2)                      Principal Occupation(s) (3)
--------------------------                -----------                      ---------------------------
----------------------------- ------------------------------------ ---------------------------------------------
Brian J. Gaffney (48)                   Vice President             Managing Director of Neuberger Berman since
                                                                   1999; Senior Vice President of NB
                                                                   Management since 2000; Vice President of NB
                                                                   Management from 1997 until 1999; Vice
                                                                   President of two other mutual funds for
                                                                   which NB Management acts as investment
                                                                   manager and administrator since 2000.
----------------------------- ------------------------------------ ---------------------------------------------
Richard Russell (55)           Treasurer and Principal Financial   Vice President of Neuberger Berman since
                                    and Accounting Officer         1999; Vice President of NB Management from
                                                                   1993 until 1999; Treasurer and Principal
                                                                   Financial and Accounting Officer of two
                                                                   other mutual funds for which NB Management
                                                                   acts as investment manager and
                                                                   administrator.
----------------------------- ------------------------------------ ---------------------------------------------
Frederic B. Soule (54)                  Vice President             Vice President of Neuberger Berman since
                                                                   1999; Vice President of NB Management from
                                                                   1995 until 1999; Vice President of two
                                                                   other funds for which NB Management acts as
                                                                   investment manager and administrator since
                                                                   2000.
----------------------------- ------------------------------------ ---------------------------------------------
Celeste Wischerth (40)                Assistant Treasurer          Vice President of Neuberger Berman since
                                                                   1999; Assistant Vice President of NB
                                                                   Management from 1994 to 1999; Assistant
                                                                   Treasurer since 1996 of two other mutual
                                                                   funds for which NB Management acts as
                                                                   investment manager and administrator.
----------------------------- ------------------------------------ ---------------------------------------------

--------------------

      (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

      (2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

      (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
---------------------

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts.

         The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

         AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Gustave H. Shubert and Peter P. Trapp. During the fiscal year ended 8/31/01, the Committee met three times.

         CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Trust's Code of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), Edward I. O'Brien and Gustave H. Shubert. During the fiscal year ended 8/31/01, the Committee did not hold an official meeting. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

         CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. The Committee is composed entirely of Independent Fund Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Tom D. Seip. During the fiscal year ended 8/31/01, the Committee did not hold an official meeting.

         EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter
E. Sundman (Chairman). During the fiscal year ended 8/31/01, the Committee did not hold any meetings.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Fund Trustees; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended 8/31/01, the Committee met two times.

         PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund
Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended 8/31/01, the Committee met two times.

         PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Funds' portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. During the fiscal year ended 8/31/01, the Committee met two times.

         The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the trustees of the Trust. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/01
                          -----------------------------

                                                                            Total Compensation From
                                                 Aggregate                Investment Companies in the
                                                Compensation                   Neuberger Berman
Name and Position With the Trust               From the Trust            Fund Complex Paid to Trustees
--------------------------------               --------------            -----------------------------


John Cannon                                      $16,768                                  $63,750
Trustee
Faith Colish                                     $38,843                                  $75,500
Trustee
Walter G. Ehlers                                 $16,768                                  $55,500
Trustee
C. Anne Harvey                                   $16,768                                  $56,000
Trustee
Barry Hirsch                                     $16,768                                  $63,750
Trustee
Michael M. Kassen                                $0                                       $0
Trustee
Robert A. Kavesh                                 $16,768                                  $59,250
Trustee
Howard A. Mileaf                                 $41,893                                  $78,750
Trustee
Edward I. O'Brien                                $36,518                                  $59,250
Trustee
John T. Patterson, Jr.*                          $9,500                                   $9,500
Trustee
John P. Rosenthal                                $39,518                                  $61,500
Trustee
William E. Rulon                                 $16,768                                  $62,250
Trustee
Cornelius T. Ryan                                $42,518                                  $65,250
Trustee
Tom Decker Seip                                  $24,768                                  $46,750
Trustee
Gustave H. Shubert                               $41,018                                  $63,750
Trustee
Candace L. Straight                              $13,595                                  $69,500
Trustee
Peter E. Sundman                                 $0                                       $0
Trustee


                                       66

                                                                           Total Compensation From
                                                 Aggregate                Investment Companies in the
                                                Compensation                   Neuberger Berman
Name and Position With the Trust               From the Trust            Fund Complex Paid to Trustees
--------------------------------               --------------            -----------------------------

Peter P. Trapp                                   $16,768                                  $49,500
Trustee

*Deceased, September 26, 2000

         At December 11, 2001, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

         NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated December 16, 2000 ("Management Agreement").

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

         NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. One director of NB Management (who is also an officer of Neuberger Berman), who also serves as an officer of NB Management, presently serves as a trustee and/or officer of the Trust. See "Trustees and Officers." Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

         NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to four administration agreements with the Trust, one for each class, dated December 16, 2000 (each an "Administration Agreement"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

         Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third-party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third-party provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

         For the Advisor Class, NB Management enters into administrative services agreements with Institutions pursuant to which it compensates Institutions for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

         Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. For example, the Glass-Steagall Act is generally interpreted to prohibit most banks from underwriting mutual fund shares. NB Management intends to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

Management and Administration Fees
----------------------------------

         For investment management services, each Fund (except Neuberger Berman FASCIANO, GENESIS, MILLENNIUM, INTERNATIONAL and TECHNOLOGY Funds) pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Neuberger Berman GENESIS Fund and Neuberger Berman MILLENNIUM Fund pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman INTERNATIONAL Fund pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Neuberger Berman FASCIANO Fund and Neuberger Berman TECHNOLOGY Fund pay NB Management a management fee at an annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.750% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion.

         For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.26% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

         During the fiscal years ended August 31, 2001, 2000 and 1999, the Investor Class of each Fund accrued management and administration fees as follows:


                                                         MANAGEMENT AND ADMINISTRATION FEES
                                                              ACCRUED FOR FISCAL YEARS
INVESTOR CLASS                                                    ENDED AUGUST 31
                                         2001                        2000                           1999
                                         ----                        ----                           ----
CENTURY                              $220,896                   $178,122*                           N/A
FASCIANO
FOCUS                                $12,982,930                $11,557,516                     $10,300,241
GENESIS                              $8,297,120                 $7,107,528                      $9,893,532
GUARDIAN                             $15,963,334                $20,653,505                     $28,897,632
INTERNATIONAL                        $1,386,889                 $1,997,435                      $1,307,781
MANHATTAN                            $5,795,240                 $6,751,263                      $4,478,397
MILLENNIUM                           $1,867,593                 $2,491,722                      $296,853**
PARTNERS                             $13,853,025                $17,348,158                     $21,997,072
REGENCY                              $130,128                   $70,259                         $11,824***
SOCIALLY RESPONSIVE                  $775,157                   $891,800                        $863,071
TECHNOLOGY                           $178,222                   $55,671****                         N/A


* From December 6, 1999 (commencement of operations) to August 31, 2000.
** From October 20, 1998 (commencement of operations) to August 31, 1999. *** From June 1, 1999 (commencement of operations) to August 31, 1999.
**** From May 1, 2000 (commencement of operations) to August 31, 2000.

         For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract some of its responsibilities to that Fund under the Administration Agreement and may compensate each Institution that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain of the Funds; see "Distribution and Shareholder Services Plan", below.)

         During the fiscal years ended August 31, 2001, 2000 and 1999, the Trust Class of each Fund (and its predecessor feeder fund) accrued management and administration fees as follows:


                                                         MANAGEMENT AND ADMINISTRATION FEES
                                                              ACCRUED FOR FISCAL YEARS
TRUST CLASS                                                       ENDED AUGUST 31
                                         2001                        2000                           1999
                                         ----                        ----                           ----
FOCUS                                $3,637,866                 $2,139,521                      $2,063,717
GENESIS                              $12,344,770                $6,929,724                      $8,235,517
GUARDIAN                             $6,949,440                 $9,634,906                      $12,732,406
INTERNATIONAL                        $32,909                    $47,831                         $26,186
MANHATTAN                            $645,157                   $851,534                        $480,941
MILLENNIUM                           $138,026                   $145,269                        $12,525*
PARTNERS                             $4,601,810                 $5,936,239                      $7,492,692
REGENCY                              $246,611                   $212,513                        $532**
SOCIALLY RESPONSIVE                  $272,190                   $250,183                        $183,688

* From November 4, 1998 (commencement of operations) to August 31, 1999. ** From June 10, 1999 (commencement of operations) to August 31, 1999.



         During the fiscal years ended August 31, 2001, 2000 and 1999, the Advisor Class of each Fund (and its predecessor feeder fund) accrued management and administration fees as follows:



                                     MANAGEMENT AND ADMINISTRATION FEES
                                          ACCRUED FOR FISCAL YEARS
ADVISOR CLASS                                 ENDED AUGUST 31
                         2001                    2000                      1999
                         ----                    ----                      ----
FOCUS                $166,690               $47,736                    $13,659
GENESIS              $1,406,975             $973,066                   $643,622
GUARDIAN             $215,459               $219,188                   $201,255
MANHATTAN            $38,262                $34,543                    $4,849
PARTNERS             $420,922               $489,344                   $516,328


         For administrative services, the Institutional Class of GENESIS Fund pays NB Management a fee at the annual rate of 0.15% of that Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing. In most years, these out-of-pocket expenses are expected to be a fraction of a basis point. During the fiscal year ended August 31, 2001 the Institutional Class of GENESIS Fund accrued $2,495,746 in management and administration fees.

Waivers and Reimbursements
--------------------------

Investor Class
--------------


         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman International Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.70% per annum of INTERNATIONAL Investor Class' average daily net assets. This undertaking lasts until December 31, 2004. INTERNATIONAL Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.70% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.




         Prior to December 17, 2001, NB Management had voluntarily undertaken to reimburse the Investor Class of Neuberger Berman INTERNATIONAL Fund for its total operating expenses that exceeded 1.70% per annum of INTERNATIONAL Investor Class' average daily net assets. INTERNATIONAL Fund Investor Class in turn agreed to repay NB Management through December 31, 1998 for excess total operating expenses that NB Management reimbursed to it through December 31, 1996, so long as its total operating expenses did not exceed the above expense limitation. During the fiscal years ended August 31, 2000 and 1999, INTERNATIONAL Fund Investor Class repaid NB Management $0, and $20,095, respectively, of expenses that NB Management reimbursed to it through December 31, 1996.

         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman MILLENNIUM Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.75% per annum of MILLENNIUM Investor Class' average daily net assets. This undertaking lasts until December 31, 2004. MILLENNIUM Fund Investor Class has contractually undertaken to reimburse NB
Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.75% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         Prior to December 17, 2001, NB Management had voluntarily undertaken to reimburse the Investor Class of Neuberger Berman MILLENNIUM Fund for its total operating expenses which exceeded 1.75% of MILLENNIUM Investor Class' average daily net assets. MILLENNIUM Fund Investor Class in turn agreed to repay NB Management through December 31, 2000, for the excess total operating expenses that NB Management reimbursed to it through December 31, 1999, so long as the Class' total operating expenses did not exceed the above expense limitation. During the fiscal year ended August 31, 2000, MILLENNIUM Investor Class repaid

NB Management $102,478 of expenses that NB Management reimbursed to the Fund through December 31, 1999. As of August 31, 2000, MILLENNIUM Investor Class has repaid NB Management for all such expenses.

         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman REGENCY Fund for its total operating expenses
(excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of REGENCY Investor Class' average daily net assets. This undertaking lasts until December 31, 2011. REGENCY Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman CENTURY Fund for its total operating expenses
(excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of CENTURY Investor Class' average daily net assets. This undertaking lasts until December 31, 2011. CENTURY Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman TECHNOLOGY Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 2.00% per annum of TECHNOLOGY Investor Class' average daily net assets. This undertaking lasts until December 31, 2011. TECHNOLOGY Fund Investor Class has contractually undertaken to reimburse NB
Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 2.00% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.


                                          Amount of Total Operating Expenses
INVESTOR CLASS                               Reimbursed by NB Management
                                           for Fiscal Years Ended August 31
FUND                      2001             2000                      1999
----                      ----             ----                      ----
CENTURY                   $82,116          $56,499*                  N/A
FASCIANO                  $0               $0                        $0

                                         Amount of Total Operating Expenses
INVESTOR CLASS                               Reimbursed by NB Management
                                           for Fiscal Years Ended August 31
FUND                      2001             2000                      1999
----                      ----             ----                      ----
FOCUS                     $0               $0                        $0
GENESIS                   $0               $0                        $0
GUARDIAN                  $0               $0                        $0
INTERNATIONAL             $0               $0                        $20,095
MANHATTAN                 $0               $0                        $0
MILLENNIUM                $0               $0                        $102,478**
PARTNERS                  $0               $0                        $0
REGENCY                   $17,056          $62,715                   $100,634***
SOCIALLY RESPONSIVE       $0               $0                        $0
TECHNOLOGY                $96,169          $96,162****               N/A

--------------------------------------------------------------------------------
*From December 6, 1999 (commencement of operations) to August 31, 2000. ** From October 20, 1998 (commencement of operations) to August 31, 1999. ***From June 10, 1999 (commencement of operations) to August 31, 1999. **** From May 1, 2000 (commencement of operations) to August 31, 2000.

Trust Class
-----------


         NB Management has contractually undertaken to reimburse the Trust Class of each of Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman PARTNERS Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund so that the total operating expenses of each Trust Class are limited to 1.50% of average net assets. This undertaking lasts until December 31, 2004. The Trust Class of each of Neuberger Berman FOCUS Fund, Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman PARTNERS Fund and Neuberger Berman SOCIALLY RESPONSIVE Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.


         NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman INTERNATIONAL Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 2.00% per annum of INTERNATIONAL Trust Class' average daily net assets. This undertaking lasts until December 31, 2011. INTERNATIONAL Fund Trust Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 2.00% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman MILLENNIUM Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.75% per annum of MILLENNIUM Trust Class' average daily net assets. This undertaking lasts until December 31, 2013. MILLENNIUM Fund Trust Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.75% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

                  NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman REGENCY Fund so that the total operating expenses of each Trust Class are limited to 1.50% of average net assets. This undertaking lasts until December 31, 2011. The Trust Class of Neuberger Berman REGENCY Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.


                                          Amount of Total Operating Expenses
TRUST CLASS                                  Reimbursed by NB Management
                                           for Fiscal Years Ended August 31
FUND                      2001             2000                      1999
----                      ----             ----                      ----
FOCUS                     $0               $29,362                   $58,587
GENESIS                   $0               $0                        $0
GUARDIAN                  $0               $0                        $0
INTERNATIONAL             $87,754          $103,947                  $89,443
MANHATTAN                 $0               $55,928                   $37,105

                                          Amount of Total Operating Expenses
TRUST CLASS                                  Reimbursed by NB Management
                                           for Fiscal Years Ended August 31
FUND                      2001             2000                      1999
----                      ----             ----                      ----
MILLENNIUM                $39,748          $42,558                   $115,640*
PARTNERS                  $0               $0                        $0
REGENCY                   $68,587          $55,331                   $72,144**
SOCIALLY RESPONSIVE       $37,011          $115,370                  $101,048

--------------------------------------------------------------------------------
* From November 4, 1998 (commencement of operations) to August 31, 1999. **From June 10, 1999 (commencement of operations) to August 31, 1999.


Advisor Class
-------------

         Until December 31, 2013, NB Management has contractually undertaken to reimburse the Advisor Class of each Fund for its total operating expenses which exceed 1.50% per annum of the Advisor Class' average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). The Advisor Class of each Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         The table below shows the amounts reimbursed by NB Management pursuant to these arrangements:

                             Amount of Total Operating Expenses
                                 Reimbursed by NB Management
ADVISOR CLASS                 for Fiscal Years Ended August 31
FUND               2001                      2000                    1999
----               ----                      ----                    ----
FOCUS               $0                     $75,274                 $85,679
GENESIS             $0                     $73,105                 $73,117
GUARDIAN            $0                        $0                   $13,221
MANHATTAN         $46,059                  $78,337                 $96,084
PARTNERS            $0                        $0                      $0

Institutional Class
-------------------

         NB Management has contractually undertaken to reimburse GENESIS Fund Institutional Class for its total operating expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.85% of GENESIS Fund Institutional Class' average daily net assets. This undertaking lasts until December 31, 2013. GENESIS Fund Institutional Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.


         During the fiscal years ended August 31, 2001, 2000 and 1999, the amount of total operating expenses reimbursed by NB Management to GENESIS Institutional Class amounted to $174,673, $263,954 and $118,939, respectively.


All Classes
-----------

         The Management Agreement continues until June 30, 2002. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management ("Independent Fund Trustees") and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until June 30, 2002. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

         The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-adviser
-----------

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated December 16, 2000 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

         The Sub-Advisory Agreement continues until June 30, 2002 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

         Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.


Board Consideration of the Management and Sub-advisory Agreements
-----------------------------------------------------------------

         In approving the Management and Sub-Advisory Agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board's consideration of these and other issues.

         With respect to the nature and quality of the services provided, the Board considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board considered NB Management's resources and responsiveness with respect to Funds that had experienced lagging performance. The Board also considered the quality of brokerage execution provided by NB Management. The Board's Portfolio Transactions Committee from time to time reviews the quality of the brokerage services that NB Management provides, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Funds. The Board considered NB Management or Neuberger Berman's use of brokers or dealers in fund transactions that provided research and other services to NB Management or Neuberger Berman, and the benefits derived by the Funds from such services. The Board also considered NB Management and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems.

         With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of NB Management and its affiliates from their association with the Funds. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board noted that most of the Funds were close to or below the median compensation paid. For those Funds that were not below the median, the Board considered the specific portfolio management issues that contributed to the higher fee. The Board also considered that each Fund's fee structure provides for a reduction of payments resulting from economies of scale, and NB Management's recent offer to provide additional reductions for certain Funds. The Board also considered the voluntary and contractual limits on Fund expenses undertaken by NB Management. In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management's profit or loss on each Fund for a recent period, and carefully examined NB Management's cost allocation methodology.

         These matters were also considered by the Independent Fund Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management. The annual contract review extends over two regular meetings of the Board, to ensure that management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report, and the Independent Fund Trustees have time to consider those responses.

Investment Companies Managed
----------------------------

         As of September 30, 2001, the investment companies managed by NB Management had aggregate net assets of approximately $16 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                     Approximate
                                                                   Net Assets at
NAME                                                          SEPTEMBER 30, 2001
----                                                          ------------------
Neuberger Berman Cash Reserves....................................$1,126,707,080

Neuberger Berman Government Money Fund..............................$663,419,036

Neuberger Berman High Yield Bond Fund................................$15,672,459

Neuberger Berman Institutional Cash Fund .........................$1,780,748,887

Neuberger Berman Limited Maturity Bond Fund.........................$238,459,585

Neuberger Berman Municipal Money Fund...............................$418,032,396

Neuberger Berman Municipal Securities Trust..........................$31,872,678

Neuberger Berman Century Fund........................................$16,053,542

Neuberger Berman Fasciano Fund......................................$175,173,205

Neuberger Berman Focus Fund.......................................$1,640,228,040

Neuberger Berman Genesis Fund.....................................$2,745,544,191

Neuberger Berman Guardian Fund....................................$2,357,619,006

Neuberger Berman International Fund..................................$91,573,132

Neuberger Berman Manhattan Fund.....................................$451,370,004

Neuberger Berman Millennium Fund....................................$102,981,242

Neuberger Berman Partners Fund....................................$1,933,604,608

Neuberger Berman Regency Fund........................................$34,060,220

Neuberger Berman Socially Responsive Fund...........................$106,480,964

Neuberger Berman Technology Fund......................................$8,465,638

Advisers Management Trust.........................................$1,976,800,726


         The investment decisions concerning the Funds and the other mutual funds managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

         There  may be  occasions  when a Fund  and one or more of the  Other NB
Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Code of Ethics
--------------

         The Funds, NB Management and Neuberger Berman have policies that restrict the personal securities transactions of employees, officers, and trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to a Fund.

Management and Control of Nb Management and Neuberger Berman
------------------------------------------------------------

         The directors and officers of NB Management, who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi L. Schneider, Director.

         The officers and employees of Neuberger Berman who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Administrative Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi L. Schneider, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Salvatore A. Buonocore, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph
F. Collins III, Senior Vice President; Seth J. Finkel, Senior Vice President; Robert Firth, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Diane E. Lederman, Senior Vice
President;  Peter B.  Phelan,  Senior Vice  President;  David Root,  Senior Vice
President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Marvin C. Schwartz, Managing Director.


         Mr. Sundman and Mr. Kassen are trustees and officers of the Trust. Mr. Gaffney and Mr. Conti are officers of the Trust.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside directors and officers of Neuberger Berman, Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi L. Schneider, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Administrative Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; and Joseph K. Herlihy, Treasurer.

                            DISTRIBUTION ARRANGEMENTS

         Each Fund offers one class of shares, known as Investor Class shares. Neuberger Berman FOCUS, Neuberger Berman GENESIS, Neuberger Berman GUARDIAN, Neuberger Berman INTERNATIONAL, Neuberger Berman MANHATTAN, Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS and Neuberger Berman SOCIALLY RESPONSIVE Funds offer a second class of shares, known as Trust Class shares. Neuberger Berman FOCUS, Neuberger Berman GENESIS, Neuberger Berman GUARDIAN, Neuberger Berman MANHATTAN, and Neuberger Berman PARTNERS Funds also offer a third class of shares, known as Advisor Class shares. Neuberger Berman GENESIS Fund offers a fourth class of shares, known as Institutional Class shares.

Distributor
-----------

         NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class, Advisor Class, and Institutional Class are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

         In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund's Advisor Class and Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

         For each Funds' Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

         From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of shares of a certain Class.

         The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class and the Trust Class of each fund (except the Trust Class of Neuberger Berman GENESIS,

Neuberger Berman MANHATTAN and Neuberger Berman INTERNATIONAL Funds, as to which there is a Distribution Agreement) ("Distribution Agreements"). The Distribution Agreements continue until June 30, 2002. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and
(2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Distribution Agreement (Trust Class Only)
----------------------

         The Plan  provides  that the Trust  Class of  Neuberger  Berman  FOCUS,
Neuberger Berman GUARDIAN, Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS, Neuberger Berman REGENCY, and Neuberger Berman SOCIALLY RESPONSIVE Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class's plan complies with these rules.

         The table below sets forth the amount of fees accrued for the funds indicated below:


Trust Class                                       Period Ended August 31,
Fund                             2001                          2000
----                             ----                          ----
FOCUS                            $418,315                      $182,837
GUARDIAN                         $591,616                      $0
MILLENNIUM                       $11,062                       $8,733
PARTNERS                         $401,647                      $0
REGENCY                          $26,075                       $21,728
SOCIALLY RESPONSIVE              $28,646                       $19,668
Distribution Agreement (Advisor Class Only)
-------------------------------------------



         The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class's plan complies with these rules.

         The table below sets forth the amount of fees accrued for the funds indicated below:


ADVISOR CLASS                                  Period Ended August 31,
FUND                   2001                  2000                  1999
----                   ----                  ----                  ----
FOCUS                  $47,880               $13,494               $3,488
GENESIS                $320,734              $215,959              $141,456
GUARDIAN               $63,338               $64,380               $59,598
MANHATTAN              $10,440               $9,148                $1,011
PARTNERS               $121,719              $142,627              $151,403



         Each Plan requires that NBMI provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

         Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

         The Plans continue until June 30, 2002. The Plans are renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust's plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value (All Classes)
--------------------------------

         Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

         Each Fund (except Neuberger Berman INTERNATIONAL Fund) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on the Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. These Funds value all other securities and assets, including restricted securities, by a method that the trustees of the Trust believe accurately reflects fair value.

         Neuberger Berman INTERNATIONAL Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of the Trust believe accurately reflects fair value.

         Neuberger Berman INTERNATIONAL Fund's securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman INTERNATIONAL Fund may be significantly affected on days when shareholders have no access to that Fund.

         If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the trustees of the Trust believe accurately reflects fair value.

Automatic Investing and Dollar Cost Averaging
---------------------------------------------

         Each Funds' Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. An Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

         Automatic investing enables an Investor Class shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, an Investor Class shareholder's average cost of Fund shares generally would be lower than if the Investor Class shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.


                         ADDITIONAL EXCHANGE INFORMATION

         As more fully set forth in the section of the Prospectus entitled "Maintaining Your Account," each funds' Investor Class shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in Investor Class shares of one or more of the other Funds or the Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met. An Institution may exchange any Fund's Advisor Class, Trust Class or Institutional Class shares for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution.

EQUITY FUNDS
------------
    Neuberger Berman  Century  Fund          Invests  mainly in common stocks of
                                             large-capitalization companies. The
                                             manager seeks to buy companies with
                                             strong   earnings  growth  and  the
                                             potential   for  higher   earnings,
                                             priced   at    attractive    levels
                                             relative to their growth rates.

    Neuberger Berman Fasciano Fund           Seeks long-term capital growth. The
                                             portfolio manager also may consider
                                             a  company's  potential  for income
                                             prior to selecting it for the Fund.
                                             The Fund will invest  primarily  in
                                             the   common   stocks  of   smaller
                                             companies  i.e.,  those with market
                                             capitalizations  of less  than $1.5
                                             billion  at the time the Fund first
                                             invests  in  them.   In   selecting
                                             companies that the manager believes
                                             will   appreciate  in  price,   the
                                             manager  will  invest  the  Fund in
                                             smaller    companies    that    are
                                             under-followed by major Wall Street
                                             brokerage  houses  and large  asset
                                             management firms.

    Neuberger Berman   Focus  Fund

                                             Invests   principally   in   common
                                             stocks     selected     from     13
                                             multi-industry   sectors   of   the
                                             economy.   To  maximize   potential
                                             return, the Fund normally makes 90%
                                             or more of its  investments  in not
                                             more  than  six   sectors   of  the
                                             economy   believed   by  the   Fund
                                             managers to be undervalued.

EQUITY FUNDS
------------

    Neuberger  Berman  Genesis  Fund         Invests   primarily  in  stocks  of
                                             companies    with   small    market
                                             capitalizations (up to $1.5 billion
                                             at   the   time   of   the   Fund's
                                             investment).  Fund managers seek to
                                             buy the stocks of strong  companies
                                             with a history of solid performance
                                             and a proven management team, which
                                             are selling at attractive prices.


    Neuberger Berman  Guardian  Fund         A  growth  and  income   fund  that
                                             invests   primarily  in  stocks  of
                                             established, high-quality companies
                                             that are not well  followed on Wall
                                             Street  or are  temporarily  out of
                                             favor.

    Neuberger Berman   International  Fund   Seeks       long-term       capital
                                             appreciation by investing primarily
                                             in    foreign    stocks    of   any
                                             capitalization,  both in  developed
                                             economies and in emerging  markets.
                                             Fund  manager   seeks   undervalued
                                             companies in countries  with strong
                                             potential for growth.


    Neuberger   Berman  Manhattan  Fund      Invests in  securities  believed to
                                             have  the  maximum   potential  for
                                             long-term   capital   appreciation.
                                             Fund   managers   seek   stocks  of
                                             companies  that  are  projected  to
                                             grow  at  above-average  rates  and
                                             that appear to the managers  poised
                                             for   a   period   of   accelerated
                                             earnings.


    Neuberger Berman Millennium Fund         Seeks  long-term  growth of capital
                                             by  investing  primarily  in common
                                             stocks   of    small-capitalization
                                             companies,   which  it  defines  as
                                             those with a total  market value of
                                             no more  than $1.5  billion  at the
                                             time  of  initial  investment.  The
                                             Fund   co-managers  take  a  growth
                                             approach   to   stock    selection,
                                             looking for new companies  that are
                                             in the developmental  stage as well
                                             as  older   companies  that  appear
                                             poised  to  grow   because  of  new
                                             products,  markets  or  management.
                                             Factors in identifying  these firms
                                             may include financial  strength,  a
                                             strong    position    relative   to
                                             competitors  and a stock price that
                                             is   reasonable   relative  to  its
                                             growth rate.


    Neuberger Berman                         Seeks  capital  growth  through  an
    Partners Fund                            approach   that  is   intended   to
                                             increase  capital  with  reasonable
                                             risk.  The  Fund  manager  looks at
                                             fundamentals, focusing particularly
                                             on cash  flow,  return on  capital,
                                             and asset values.

    Neuberger Berman                         Seeks  long-term  growth of capital
    Regency Fund                             by  investing  primarily  in common
                                             stocks    of     mid-capitalization
                                             companies    which   the    manager
                                             believes have solid fundamentals.

EQUITY FUNDS
------------

    Neuberger Berman                         Seeks       long-term       capital
    Socially  Responsive  Fund               appreciation by investing in common
                                             stocks of companies  that meet both
                                             financial and social criteria.

    Neuberger Berman                         Seeks  long-term  capital growth by
    Technology  Fund                         investing  in the stocks of dynamic
                                             technology     and     tech-related
                                             companies of all sizes.

    Income Funds
    ------------

    Neuberger Berman                         A money  market  fund  seeking  the
    Cash Reserves                            highest  current income  consistent
                                             with safety and liquidity. The Fund
                                             invests   in   high-quality   money
                                             market  instruments.  It  seeks  to
                                             maintain  a constant  purchase  and
                                             redemption   price  of $1.00.



    Neuberger Berman                         A U.S. Government money market fund
    Government Money Fund                    seeking    maximum    safety    and
                                             liquidity and the highest available
                                             current income. The Fund invests in
                                             securities  issued or guaranteed as
                                             to  principal  or  interest  by the
                                             U.S.  Government,  its agencies and
                                             instrumentalities   and  repurchase
                                             agreements on such  securities.  It
                                             seeks  to   maintain   a   constant
                                             purchase  and  redemption  price of
                                             $1.00.

Neuberger   Berman                           In seeking  its  objective  of high
High Yield Bond Fund                         current  income  and,  secondarily,
                                             capital  growth,  the fund  invests
                                             primarily   in   lower-rated   debt
                                             securities.   The   Fund  may  also
                                             invest    in    investment    grade
                                             income-producing   and   non-income
                                             producing     debt    and    equity
                                             securities.

Neuberger Berman                             Seeks the  highest  current  income
Limited Maturity Bond Fund                   consistent   with   low   risk   to
                                             principal   and   liquidity    and,
                                             secondarily, total return. The Fund
                                             invests    in   debt    securities,
                                             primarily investment grade; maximum
                                             10% below investment  grade, but no
                                             lower  than  B.*/  Maximum  average
                                             duration of four years.

MUNICIPAL FUNDS
---------------

Neuberger Berman                             A money  market  fund  seeking  the
Municipal Money Fund                         maximum  current income exempt from
                                             federal income tax, consistent with
                                             safety  and  liquidity.   The  Fund
                                             invests in high-quality, short-term
                                             municipal  securities.  It seeks to
                                             maintain  a constant  purchase  and
                                             redemption price of $1.00.








Neuberger  Berman Municipal                  Seeks   high   current   tax-exempt
Securities   Trust                           income with low risk to  principal,
                                             limited  price   fluctuation,   and
                                             liquidity and,  secondarily,  total
                                             return.   The   Fund   invests   in
                                             investment      grade     municipal
                                             securities  with a maximum  average
                                             duration of 10 years.


*/       As rated by Moody's or S&P or, if unrated by either of those  entities, determined by NB Management to be of comparable quality.

         Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future.

         Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized. Each fund may terminate or modify its exchange privilege in the future.

         There can be no assurance that Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman CASH RESERVES, or Neuberger Berman MUNICIPAL MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

         Each Fund may terminate or modify its exchange privilege in the future. Before effecting an exchange, shareholders should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.


                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

         The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

Redemptions in Kind
-------------------

         Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.


                        DIVIDENDS AND OTHER DISTRIBUTIONS


         Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions earned or realized by the Fund. Timing of capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a security. A Fund's net investment income consists of all income accrued on Fund assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

         Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman GUARDIAN Fund distributes substantially all of its net investment income, if any, near the end of each calendar quarter.

         Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check, through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

         A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.


         Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.



                           ADDITIONAL TAX INFORMATION

Taxation of the Funds
---------------------


         To continue to qualify for treatment as a RIC under the Code, each Fund
- which is treated  as a  separate  corporation  for  federal  income tax - must distribute  to its  shareholders  for  each  taxable  year at  least  90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income
(including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.


         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

         Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of Neuberger Berman INTERNATIONAL Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of the Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


         The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derived with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Exchange-traded futures contracts, certain foreign currency contracts, and "nonequity" options (I.E., certain listed options such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends that Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.


         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


         Each  of  Neuberger  Berman  CENTURY,   Neuberger  Berman   MILLENNIUM,
Neuberger Berman PARTNERS, Neuberger Berman REGENCY, and Neuberger Berman SOCIALLY RESPONSIVE Funds may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each such Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


Taxation of the Funds' Shareholders
-----------------------------------

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


         Each Fund is required to withhold 30.5% through the end of 2001, and 30% during 2002, of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at those rates also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.


         As described in "Maintaining Your Account" in the Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.


                                FUND TRANSACTIONS

         Neuberger Berman acts as principal broker for each Fund (except Neuberger Berman INTERNATIONAL Fund) in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). Neuberger Berman may act as broker for Neuberger Berman INTERNATIONAL Fund. A substantial portion of the Fund transactions of Neuberger Berman GENESIS, Neuberger Berman MILLENNIUM and Neuberger Berman TECHNOLOGY Funds involves securities traded on the OTC market; those Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

         During the fiscal year ended August 31, 1999, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $1,155,067, of which $495,351 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $798,617, of which $198,979, was paid to Neuberger Berman.2


         During the fiscal year ended August 31, 2001, Neuberger Berman MANHATTAN Fund paid brokerage commissions of $960,147, of which $311,609 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 33.29% of the aggregate dollar amount of transactions involving the payment of commissions, and 32.45% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 96.54% of the $648,538 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $477,696,943) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): American Express Credit Corp, Neuberger Berman, LLC, Prudential Securities Inc., State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $22,304,117.

         During the fiscal year ended August 31, 1999, Neuberger Berman GENESIS Fund paid brokerage commissions of $2,150,168, of which $1,034,712 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman GENESIS Fund paid brokerage commissions of $1,645,632, of which $680,912 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2001, Neuberger Berman GENESIS Fund paid brokerage commissions of $1,612,569, of which $618,211 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 39.35% of the aggregate dollar amount of transactions involving the payment of commissions, and 38.34% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 92.81% of the $994,358 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $540,398,411) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp, Neuberger Berman, LLC, Prudential Securities Inc., State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $184,698,055.


         During the fiscal year ended August 31, 1999, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,972,390, of which $938,860 was paid to

-------------------
2 Through December 15, 2000, each of the Funds was a feeder fund in a master-feeder structure. The amounts described in this section as having been paid by each Fund prior to 12/16/00 were actually paid by its corresponding master fund.

Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,669,792, of which $894,851 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman FOCUS Fund paid brokerage commissions of $1,879,356, of which $939,891 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 47.74% of the aggregate dollar amount of transactions involving the payment of commissions, and 50.01% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 96.66% of the $939,465 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $638,601,214) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: J.P. Morgan Securities Inc., $139,779,380; Morgan Stanley Dean Witter & Co., $102,378,650; Merrill Lynch, Pierce, Fenner & Smith Inc., $55,728,000; Neuberger Berman, LLC, $13,928,428.


         During the fiscal year ended August 31, 1999, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $10,793,418, of which $3,975,341 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $9,118,606, of which $5,140,444 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2001, Neuberger Berman GUARDIAN Fund paid brokerage commissions of $6,442,406, of which $3,556,464 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 55.68% of the aggregate dollar amount of transactions involving the payment of commissions, and 55.20% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 82.29% of the $2,885,942 paid to other brokers by that Fund during that fiscal year
(representing commissions on transactions involving approximately $1,845,216,899) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp, Goldman Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, Prudential Securities Inc., State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $306,775,160; J.P. Morgan Securities Inc., $61,310,340; Morgan Stanley Dean Witter & Co., $18,960,590.

         During the fiscal year ended August 31, 1999, Neuberger Berman PARTNERS Fund paid brokerage commissions of $14,228,430, of which $7,694,359 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman PARTNERS Fund paid brokerage commissions of $7,100,372, of which $3,901,435 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman PARTNERS Fund paid brokerage commissions of $4,585,235 of which $2,883,975 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 63.14% of the aggregate dollar amount of transactions involving the payment of commissions, and 62.90% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 90.17% of the $1,701,260 paid to other brokers by that Fund during that fiscal year
(representing commissions on transactions involving approximately $1,216,754,031) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp, J.P. Morgan Securities Inc., Morgan Stanley Dean Witter & Co., and Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: J.P. Morgan Securities Inc., $43,278,930; Morgan Stanley Dean Witter & Co., $38,278,625; Neuberger Berman, LLC, $29,664,378; American Express Credit Corp, $21,149,049.

         During the fiscal year ended August 31, 1999, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $485,040, of which $329,666 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000,
Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $372,434, of which $261,387 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman SOCIALLY RESPONSIVE Fund paid brokerage commissions of $238,503, of which $184,342 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 82.87% of the aggregate dollar amount of transactions involving the payment of commissions, and 77.29% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 97.69% of the $54,161 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $27,613,312) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: J.P. Morgan Securities Inc., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: State Street Bank and Trust Company, $4,382,000; J.P. Morgan Securities Inc., $2,616,160.


         During the fiscal year ended August 31, 1999, Neuberger Berman INTERNATIONAL Fund paid brokerage commissions of $717,488, of which $5,632 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman INTERNATIONAL Fund paid brokerage commissions of $590,623, of which $0 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman INTERNATIONAL Fund paid brokerage commissions of $363,450, of which $0 was paid to Neuberger Berman. Transactions in which the Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 96.40% of the $363,450 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $145,653,378) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp, Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Neuberger Berman, LLC, Prudential Securities Inc., State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $12,156,182.

         During the fiscal year ended August 31, 1999, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $50,656, of which $28,188 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $138,337, of which $57,703 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman MILLENNIUM Fund paid brokerage commissions of $230,737, of which $68,037 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 28.47% of the aggregate dollar amount of transactions involving the payment of commissions, and 29.49% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 92.54% of the $162,700 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $75,801,424) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp, Neuberger Berman, LLC, Prudential Securities Inc., State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $2,029,981.


         During the fiscal year ended August 31, 1999, Neuberger Berman REGENCY Fund paid brokerage commissions of $17,045, of which $15,488 was paid to Neuberger Berman. During the fiscal year ended August 31, 2000, Neuberger Berman REGENCY Fund paid brokerage commissions of $192,261, of which $88,526 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman REGENCY Fund paid brokerage commissions of $275,142, of which $128,360 was paid to
Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 49.65% of the aggregate dollar amount of transactions involving the payment of commissions, and 46.65% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 97.13% of the $146,782 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $89,433,921) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: Bear, Stearns & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Neuberger Berman, LLC, Prudential Securities Inc., State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $1,742,575.


         During the fiscal year ended August 31, 2000, Neuberger Berman CENTURY Fund paid brokerage commissions of $28,952, of which $20,706 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman CENTURY Fund paid brokerage commissions of $31,609, of which $24,956 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 79.47% of the aggregate dollar amount of transactions involving the payment of commissions, and 78.95% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 83.80% of the $6,653 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $5,110,833) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its

Regular B/Ds: Goldman Sachs & Co., J.P. Morgan Securities Inc., Neuberger Berman, LLC, State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $355,454; Goldman Sachs & Co., $280,350.


         During the fiscal year ended August 31, 2000, Neuberger Berman TECHNOLOGY Fund paid brokerage commissions of $2,849, of which $2,230 was paid to Neuberger Berman.


         During the fiscal year ended August 31, 2001, Neuberger Berman TECHNOLOGY Fund paid brokerage commissions of $20,363, of which $14,532 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 73.44% of the aggregate dollar amount of transactions involving the payment of commissions, and 71.37% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2001. 89.92% of the $5,831 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $4,139,709) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp, Neuberger Berman, LLC, State Street Bank and Trust Company, and UBS Warburg LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $567,607.

         During the fiscal year ended June 30, 1999 and 2000 and the fiscal periods from July 1, 2001 through March 23, 2001, the Neuberger Berman FASCIANO Fund's predecessor, Fasciano Fund, Inc. paid brokerage commissions of $292,464, $263,820 and $51,259, respectively. During the fiscal period from March 24, 2001 through June 30, 2001, the Fund paid brokerage commissions of $19,360 of which $4,500 was paid to Neuberger Berman. During the fiscal year ended August 31, 2001, that Fund acquired securities of the following of its Regular B/Ds:
Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $9,396,699.


         Insofar as Fund transactions of Neuberger Berman PARTNERS Fund result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman MANHATTAN Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including
Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

         Fund securities may, from time to time, be loaned by a Fund to Neuberger Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Neuberger Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger Berman is to be determined by reference to concurrent arrangements between Neuberger Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where


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

Neuberger Berman borrows securities from a Fund in order to re-lend them to others, Neuberger Berman may be required to pay that Fund, on a quarterly basis, certain of the earnings that Neuberger Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger Berman desires to borrow a security that a Fund has indicated a willingness to lend, Neuberger Berman must borrow such security from that Fund, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than that Fund. If, in any month, a Fund's expenses exceed its income in any securities loan transaction with Neuberger Berman, Neuberger Berman must reimburse that Fund for such loss. None in the last three fiscal years.

         In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with their securities transactions.

         The use of Neuberger Berman as a broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by a Fund to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman must be (1) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

         A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

         To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         Under policies adopted by the Board of Trustees, Neuberger Berman may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman reviews information about each agency cross-trade that the Funds participate in.

         Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

         In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

         A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage;
(2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

         Kent C. Simons; Kevin L. Risen and Allan R. White III; Judith M. Vale and Robert W. D'Alelio; Valerie Chang and Benjamin E. Segal; Jennifer K. Silver and Brooke A. Cobb; Michael F. Malouf and Jennifer K. Silver; S. Basu Mullick; Robert I. Gendelman; Janet W. Prindle; and Brooke A. Cobb, each of whom is a Vice President of NB Management and a Managing Director of Neuberger Berman, are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investments of Neuberger Berman FOCUS, Neuberger Berman GUARDIAN, Neuberger Berman GENESIS, Neuberger Berman INTERNATIONAL, Neuberger Berman MANHATTAN, Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS, Neuberger Berman REGENCY, Neuberger Berman SOCIALLY RESPONSIVE and Neuberger Berman CENTURY Funds, respectively. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action. If Ms.
Prindle is unavailable to perform her responsibilities, Robert Ladd and/or Ingrid Dyott, each of whom is a Vice President of NB Management, and in the case of Mr. Ladd, also a Managing Director of Neuberger Berman, will assume responsibility for Neuberger Berman SOCIALLY RESPONSIVE Fund. Neuberger Berman TECHNOLOGY Fund is managed by a team of investment professionals led by Jennifer
K. Silver.

Portfolio Turnover
------------------

         A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

                             REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.


                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

         Each Fund is a separate ongoing series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twelve separate operating series. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

         Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman CENTURY, Neuberger Berman FASCIANO, Neuberger Berman REGENCY, and Neuberger Berman TECHNOLOGY Funds) was "Neuberger & Berman."

         DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

         SHAREHOLDER MEETINGS. The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

         CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

         OTHER. Because Fund Advisor Class, Trust Class and Institutional Class shares can be bought, owed and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

         Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180


                              INDEPENDENT AUDITORS

         Each Fund (other than Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SOCIALLY RESPONSIVE Fund, and Neuberger Berman TECHNOLOGY Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman REGENCY Fund, Neuberger Berman SOCIALLY RESPONSIVE Fund, and Neuberger Berman TECHNOLOGY Fund have selected KPMG LLP, 99 High Street, Boston, MA 02116, as the independent auditors who will audit their financial statements.



                                  LEGAL COUNSEL

         The Trust has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1221, as its legal counsel.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of December 11, 2001, the following are all of the beneficial and record owners of more than five percent of each fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

INVESTOR CLASS           NAME AND ADDRESS                             PERCENT OWNED
--------------           ----------------                             -------------

CENTURY                  NEUBERGER & BERMAN TRUST CO TTEE                  7%
                         NEUBERGER & BERMAN EMPLOYEES
                         PROFIT SHARING PLAN UTD 05/20/71
                         ATTN AL BOCCARDO
                         605 3RD AVE FL 36
                         NEW YORK NY  10158-0180

                                      103

FASCIANO                 CHARLES SCHWAB & CO INC                           6%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                         NATIONAL FINANCIAL SERVICES CORP                  8%
                         FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS
                         PO BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

FOCUS                    CHARLES SCHWAB & CO INC                           1%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

GENESIS                  CHARLES SCHWAB & CO INC                           6%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                         UNION CENTRAL LIFE                                6%
                         INSURANCE CO
                         ATTN MUTUAL FUNDS DEPT STATION 3
                         PO BOX 40888
                         CINCINNATI OH  45240-0888

GUARDIAN                 CHARLES SCHWAB & CO INC                          17%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

INTERNATIONAL            CHARLES SCHWAB & CO INC                           8%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                         TOWN OF CHESHIRE RETIREMENT PLAN                  7%
                         ATTN JAMES JASKOTT
                         DIRECTOR OF FINANCE
                         TOWN OF CHESHIRE
                         84 S MAIN ST
                         CHESHIRE CT  06410-3108

                                      104


                         NEUBERGER & BERMAN TRUST CO TTEE                  5%
                         NEUBERGER & BERMAN EMPLOYEES
                         PROFIT SHARING PLAN UTD 05/20/71
                         ATTN AL BOCCARDO
                         605 3RD AVE FL 36
                         NEW YORK NY  10158-0180

MANHATTAN                CHARLES SCHWAB & CO INC                           6%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                         FIDELITY INVESTMENTS INSTITUTIONA                 5%
                         OPS CO INC FIIOC AS AGENT FOR
                         CERTAIN EMPLOYEE BENEFIT PLAN
                         100 MAGELLAN WAY KW1C
                         CORINGTON KY  41015-1999


MILLENNIUM               CHARLES SCHWAB & CO INC                          15%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                         NEUBERGER & BERMAN TRUST CO TTEE                  6%
                         NEUBERGER & BERMAN EMPLOYEES
                         PROFIT SHARING PLAN UTD 05/20/71
                         ATTN AL BOCCARDO
                         605 3RD AVE FL 36
                         NEW YORK NY  10158-0180

PARTNERS                 CHARLES SCHWAB & CO INC                          11%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122


REGENCY                  CHARLES SCHWAB & CO INC                          20%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                                      105


SOCIALLY RESPONSIVE      CHARLES SCHWAB & CO INC                          23%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

TECHNOLOGY               NEUBERGER & BERMAN TRUST CO TTEE                 15%
                         NEUBERGER & BERMAN EMPLOYEES
                         PROFIT SHARING PLAN UTD 05/20/71
                         ATTN AL BOCCARDO
                         605 3RD AVE FL 36
                         NEW YORK NY  10158-0180

TRUST CLASS
CENTURY                  NEUBERGER & BERMAN                               97%
                         ATTN RON STAIB OPS CONTROL
                         55 WATER ST FL 27
                         NEW YORK NY  10041-0004

FOCUS                    FIDELITY INVESTMENTS INST OPS CO                 18%
                         AS AGENT FOR CERTAIN EE BENEFIT PL
                         MAILZONE KWIC
                         COVINGTON KY  41015

                         SMITH BARNEY INC.                                16%
                         00109801250
                         388 GREENWICH STREET
                         NEW YORK NY  10013-2339

                         AMERICAN EXPRESS TRUST CO FBO                     9%
                         OF AMERICAN EXPRESS TRUST
                         RETIREMENT SERVICE PLANS
                         ATTN PAT BROWN
                         50534 AXP FINANCIAL CTR
                         MINNEAPOLIS MN  55474-0001

                         NATIONAL FINANCIAL SERV CORP                      5%
                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

                                      106


                         CUST FBO PRINCIPAL MUTUAL LIFE INS                5%
                         CO DTD 1/1/96
                         PO BOX 8704
                         1013 CENTRE RD
                         WILMINGTON DE  19805-1265

GENESIS                  FIDELITY INVESTMENTS INST OPS CO                 21%
                         AS AGENT FOR CERTAIN EE BENEFIT PL
                         MAILZONE KWIC
                         COVINGTON KY  41015

                         NATIONAL FINANCIAL SERV CORP                     10%
                         FOR THE EXCLUSIVE BENEFIT OF
                         OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

                         AMERICAN EXPRESS TRUST CO FBO                     7%
                         OF AMERICAN EXPRESS TRUST
                         RETIREMENT SERVICE PLANS
                         ATTN PAT BROWN
                         50534 AXP FINANCIAL CTR
                         MINNEAPOLIS MN  55474-0001

                         SMITH BARNEY INC.                                 6%
                         00109801250
                         388 GREENWICH STREET
                         NEW YORK NY  10013-2339

                         NATIONWIDE LIFE INSURANCE CO                      6%
                         QPVA
                         C/O IPO PORTFOLIO ACCOUNTING
                         P O BOX 182029
                         COLUMBUS OH  43218-2029

                         CTC ILLINOIS TRUST CO TTEE                        5%
                         SUN MICROSYSTEMS SAVINGS TR
                         ATTN PACIFICO PANALIGAN
                         209 W JACKSON BLVD STE 700
                         CHICAGO IL  60606-6956

                                      107

GUARDIAN                 FIDELITY INVESTMENTS INST OPS                    30%
                         AND INVESTMENT PLAN
                         100 MAGELLON WAY
                         MAILZONE KWIC
                         COVINGTON KY  41015-1999

                         NATIONWIDE LIFE INSURANCE CO                     17%
                         QPVA
                         C/O IPO PORTFOLIO ACCOUNTING
                         P O BOX 182029
                         COLUMBUS OH  43218-2029

                         CONNECTICUT GEN  LIFE INS CO                      9%
                         CIGNA
                         ATTN BRENDA CHRISTIAN
                         PO BOX 2975
                         280 TRUMBULL ST APT H18D
                         HARTFORD CT  06103-3509

                         NATIONAL FINANCIAL SERV CORP                      5%
                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

                         ING NATIONAL TRUST                                5%
                         AETNA/FLEET DIRECTED TRUSTEE
                         U/A DTD 4/22/96
                         151 FARMINGTON AVE # T531
                         HARTFORD CT  06156-0001

INTERNATIONAL            SMITH BARNEY INC.                                31%
                         00109801250
                         388 GREENWICH STREET
                         NEW YORK NY  10013-2339

                         NEUBERGER AND BERMAN TRUST                       33%
                         T/F LILLIAN VERNON CORP
                         401K PROFIT SHARING PLAN
                         1 THEALL RDL, RYE NY  10580-1404

                                      108

                         CITRIN COOPERMAN & CO LLP                        13%
                         RETIREMENT SAVINGS PLAN
                         529 5TH AVE
                         NEW YORK NY  10017-4608

                         CHASE MANHATTAN BANK TTEE                         8%
                         VARIOUS RETIREMENT PLANS
                         UNDER PPI RETIREMENT PROGRAMS
                         PROFESSIONAL PENSIONS INC
                         444 FOXON RD
                         EAST HAVEN CT  06513-2019

                         NATIONAL FINANCIAL SERV CORP                      7%
                         FOR EXCLUSIVE BENEFIT OF
                         OUR CUSTOMERS
                         200 LIBERTY ST - 1 WORLD FIN CTR
                         ATTN MUTUAL FUNDS DEPT - 5TH FLOOR
                         NEW YORK NY  10281-1003

MANHATTAN                ING NATIONAL TRUST                               22%
                         AETNA/FLEET DIRECTED TRUSTEE
                         U/A DTD 4/22/96
                         151 FARMINGTON AVE # T531
                         HARTFORD CT  06156-0001

                         FIDELITY INVESTMENTS INST OPS                    19%
                         CO AS AGENT FOR CERTAIN EE BENEFIT
                         PL
                         COVINGTON KY  41015

                         MAC & CO  A/C 195-643                            14%
                         AEOF1956432
                         MUTUAL FUNDS OPERATIONS
                         PO BOX 3198
                         PITTSBURGH PA  15230-3198

                         AETNA LIFE INSURANCE & ANNUITY CO                 9%
                         ACES-SEPARATE ACCOUNT F
                         ATTN VALUATION UNIT TS31
                         151 FARMINGTON AVE
                         HARTFORD CT  06156-0001

                                      109

                         CHASE MANHATTAN BANK TTEE                         7%
                         VARIOUS RETIREMENT PLANS
                         UNDER PPI RETIREMENT PROGRAMS
                         PROFESSIONAL PENSIONS INC
                         444 FOXON RD
                         EAST HAVEN CT  06513-2019

                         NATIONAL FINANCIAL SERV CORP                      5%
                         FOR THE EXCLUSIVE BENEFIT OF
                         OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

MILLENNIUM               NATIONAL FINANCIAL SERV CORP                     84%
                         FOR THE EXCLUSIVE BENEFIT OF
                         OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

PARTNERS                 NATIONWIDE LIFE INSURANCE                        25%
                         QPVA
                         C/O IPO PORTFOLIO ACCOUNTING
                         P O BOX 182029
                         COLUMBUS OH  43218-2029

                         PRC INC                                          12%
                         C/O T ROWE PRICE FINANCIAL
                         ATTN ASSET RECON
                         PO BOX 17215
                         BALTIMORE MD  21297-1215

                         CONNECTICUT GEN LIFE INS CO                      11%
                         CIGNA
                         ATTN BRENDA CHRISTIAN
                         PO BOX 2975
                         280 TRUMBULL ST APT H18D
                         HARTFORD CT  06103-3509

                                      110

                         FIDELITY INVESMENTS INSTIT OPER CO                9%
                         AS AGENT FOR CERTAIN  BENEFIT PLN
                         100 MAGELLAN WAY
                         MAILZONE KWIC
                         COVINGTON KY  41015-1999

                         NATIONAL FINANCIAL SERV CORP                      7%
                         FOR THE EXCLUSIVE BENEFIT OF
                         OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

REGENCY                  BOSTON SAFE DEPOSIT & TRUST CO TTEE              92%
                         TWA INC PILOTS DIRECTED ACCT PLAN
                         & 401K PLAN FOR PILOTS OF TWA INC
                         ATTN LISA BOVE # 026-0320
                         135 SANTILLI HWY
                         EVERETT MA  02149-1906

                         NATIONAL FINANCIAL SERV CORP                      6%
                         FOR THE EXCLUSIVE BENEFIT OF
                         OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

SOCIALLY RESPONSIVE      ICMA RETIREMENT TRUST                            58%
                         777 N CAPITOL ST NE
                         WASHINGTON DC  20002-4239

                         CHASE MANHATTAN BANK TTEE                         7%
                         AVON PRODUCTS INC
                         SVNGS & STOCK OWNERSHIP 12/28/84
                         1345 AVENUE OF THE AMERICAS
                         NEW YORK NY  10105-0302

                         CUST FBO PRINCIPAL MUTUAL LIFE INS                6%
                         CO DTD 1/1/96 PO BOX 8704
                         1013 CENTRE RD
                         WILMINGTON DE  19805-1265

                                      111

                         NATIONAL FINANCIAL SERV CORP                      6%
                         FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

                         THE UNION CENTRAL LIFE INS CO                     5%
                         401K GROUP SEP ACCTPO BOX 40888
                         1876 WAYCROSS RD
                         CINCINNATI OH  45240-0888

TECHNOLOGY               NEUBERGER & BERMAN                               82%
                         ATTN RON STAIB OPS CONTROL
                         55 WATER ST FL 27
                         NEW YORK NY  10041-0004

                         NATIONAL FINANCIAL SERV CORP                     16%
                         FOR THE EXCLUSIVE BENEFIT OF
                         OUR CUSTOMERS
                         P O BOX 3908
                         CHURCH STREET STATION
                         NEW YORK NY  10008-3908

ADVISOR CLASS
FOCUS                    CHARLES SCHWAB & CO INC                          24%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                         FIRST UNION NAT'L BANK TTEE                      19%
                         FBO FUNB REINVESTMENT ACCOUNT
                         A/C# 1080824434
                         1525 W WT HARRIS BLVD NC-1151
                         CHARLOTTE NC  28262-8522

                         FTC & CO                                         16%
                         ATTN DATALYNX (HOUSE ACCOUNT)
                         PO BOX 173736
                         DENVER CO  80217-3736

                         KEY TRUST CO NA                                   8%
                         FBO PRISM 4900 TIEDEMAN RD
                         BROOKLYN OH  44144-2338

                                      112

                         SMITH BARNEY CORP TRUST CO TTEE                   7%
                         SMITH BARNEY 401K
                         ADVISOR GROUP TRUST
                         TWO TOWER CENTER
                         PO BOX 1063
                         E BRUNSWICK NJ  08816-1063

                         MORRIS & CO                                       7%
                         C/O FIRST SOURCE BANK
                         ATTN TRUST OPERATIONS
                         PO BOX 1602
                         SOUTH BEND IN  46634-1602

                         VALIC TRUST CO AS CUSTODIAN                       6%
                         FBO FIRST HEALTH OF THE CAROLINAS
                         INC MATCHING SVINGS PLAN DTD 1/1/01
                         2929 ALLEN PARKWAY VLG APT L14-30
                         HOUSTON TX  77019

GENESIS                  KEY TRUST CO                                     28%
                         FBO PRISM
                         4900 TIEDEMAN RD
                         BROOKLYN OH  44144-2302

                         CHARLES SCHWAB & CO INC                          23%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

GUARDIAN                 TRAVELERS INSURANCE COMPANY #4                   97%
                         ATTN BOB IAGROSSI 5MS
                         SHAREHOLDER ACCOUNTING
                         ONE TOWER SQUARE
                         HARTFORD CT  06183-0002

MANHATTAN                FISERV SECURITIES INC                            37%
                         TRADE HOUSE ACCOUNT
                         ATTN MUTUAL FUND DEPT
                         1 COMMERCE SQUARE
                         2005 MARKET ST
                         PHILADELPHIA PA  19103-7042

                                      113

                         FIDELITY INVESTMENTS INSTITUTIONAL               19%
                         OPERATIONS CO INC (FIIOC) AS AGENT
                         FOR MILLENIUM PHARMACENTICALS INC
                         401K PLAN AND TRUST 10181
                         100 MAGELLAN WAY KWIC
                         COVINGTON KY  41015-1999

                         FIDELITY INVESTMENTS INSTITUTIONAL               11%
                         LUID SEALS INC 401K & PSP-10490
                         100 MAGELLAN WAY (KW1C)
                         COVINGTON KY  41015-1999

                         CHARLES SCHWAB & CO INC                           6%
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA  94104-4122

                         BLUSH & CO                                        5%
                         PO BOX 976
                         NEW YORK NY  10268-0976


PARTNERS                 TRAVELERS INSURANCE COMPANY #4                   67%
                         ATTN ROGER FERLAND
                         ATTN BOB IAGROSSI 5MS
                         SHAREHOLDER ACCOUNTING
                         ONE TOWER SQUARE
                         HARTFORD CT  06183-0002

                         BROWN BROTHERS & HARRIMAN                        17%
                         40 WATER ST
                         BOSTON MA  02109-3661

                         KEY TRUST CO                                      6%
                         FBO PRISM
                         4900 TIEDEMAN RD
                         BROOKLYN OH  44144-2302

INSTITUTIONAL CLASS
GENESIS INST             WILMINGTON TRUST CO CUST                         50%
                         EMP PARTNERS PSUGS A/C 500854
                         C/O MUTUAL FUNDS
                         PO BOX 8971
                         WILMINGTON DE  19899-8971

                                      114

                         WILMINGTON TRUST CO CUST                         19%
                         FBO PRICEWATER HOUSE COOPERS LLP
                         EMP PARTNERS P/S A/C 500824
                         U/A 03-01-00 C/O MUTUAL FUNDS
                         PO BOX 8971
                         WILMINGTON DE  19899-8971

                         WILMINGTON TRUST CO CUST                         12%
                         FBO PRICEWATER HOUSE COPPERS LLP
                         EMP RET BEN ACCUM A/C 500794
                         U/A 03-01-00
                         PO BOX 8971
                         WILMINGTON DE  19899-8971



                             REGISTRATION STATEMENT

         This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

         Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

         The  following   financial   statements   and  related   documents  are
incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2001:


              The audited financial statements of Neuberger Berman GENESIS Fund, Neuberger Berman GUARDIAN Fund, Neuberger Berman PARTNERS Fund, Neuberger Berman FOCUS Fund, and Neuberger Berman INTERNATIONAL Fund and notes thereto for the fiscal year ended August 31, 2001, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements.

              The audited financial statements of Neuberger Berman FASCIANO Fund and notes thereto for the fiscal year ended June 30, 2001, and the fiscal period ended August 31, 2001, and the reports of Ernst & Young LLP, independent accountants, with respect to such audited financial statements.

              The audited financial statements of Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund, Neuberger Berman REGENCY Fund, Neuberger Berman MILLENNIUM Fund, Neuberger Berman SOCIALLY RESPONSIVE Fund, and Neuberger Berman TECHNOLOGY Fund and the reports of KPMG LLP, independent auditors, with respect to such audited financial statements.

                              Appendix A


RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

S&P corporate bond ratings:
--------------------------

                  AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                  A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  CI - The rating CI is reserved for income bonds on which no interest is being paid.

                  D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                  MOODY'S CORPORATE BOND RATINGS:

                  Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

                  Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in AAA-rated securities.

                  A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                  - Bonds which are rated Ba are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca- Bonds rated Carepresent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                  S&P COMMERCIAL PAPER RATINGS:

                  A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

                  MOODY'S COMMERCIAL PAPER RATINGS

                  Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                  -        Leading   market   positions   in    well-established
                           industries.

                  -        High rates of return on funds employed.

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                          NEUBERGER BERMAN EQUITY FUNDS
                  POST-EFFECTIVE AMENDMENT NO. 98 ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.    EXHIBITS.
-------     --------

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------

           (a)    (1)     Certificate of Trust.  Incorporated by Reference to
                          Post-Effective Amendment No. 70 to Registrant's
                          Registration Statement, File Nos. 2-11357 and 811-582
                          (Filed August 30, 1995).

                  (2) Restated Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 82 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 21, 1998).

                  (3) Trust Instrument of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

                  (4) Schedule A - Current Series of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 95 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed March 23, 2001).

           (b)            By-laws of Neuberger Berman Equity Funds.
                          Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

           (c)    (1)     Trust Instrument of Neuberger Berman Equity Funds,
                          Articles IV, V, and VI.  Incorporated by Reference to
                          Post-Effective Amendment No. 70 to Registrant's
                          Registration Statement, File Nos. 2-11357 and 811-582
                            (Filed August 30, 1995).

                  (2) By-Laws of Neuberger Berman Equity Funds, Articles V, VI, and VIII. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

           (d)    (1)     (i)   Management Agreement Between Equity Funds and
                                Neuberger Berman Management Inc. Incorporated by Reference to the Registrant's Registration
                                Statement on Form N-14, File Nos. 333-50908 and
                                811-582 (Filed August 2, 2001).

                          (ii) Schedule A - Series of Equity Funds Currently Subject to the Management Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2,
                                2001)

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------


                          (iii) Schedule B - Schedule of Compensation Under the
                                Management Agreement.  Incorporated by
                                Reference to the Registrant's Registration
                                Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                  (2)     (i)   Sub-Advisory Agreement Between Neuberger Berman
                                Management Inc. and Neuberger Berman, LLC with
                                Respect to Equity Funds.  Incorporated by
                                Reference to the Registrant's Registration
                                Statement on Form N-14, File No. 333-50908 and
                                811-582 (Filed August 2, 2001).

                          (ii) Schedule A - Series of Equity Funds Currently Subject to the Sub-Advisory Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

           (e)    (1)     (i)   Distribution Agreement Between Neuberger Berman
                                Equity Funds and Neuberger Berman Management
                                Inc. with Respect to Investor Class Shares.
                                Incorporated by Reference to the Registrant's
                                Registration Statement on Form N-14, File
                                Nos. 333-50908 and 811-582 (Filed August 2,
                                2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Investor Class Distribution Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                  (2)     (i)   Distribution Agreement Between Neuberger Berman
                                Equity Funds and Neuberger Berman Management
                                Inc. with Respect to Trust Class Shares.
                                Incorporated by Reference to the Registrant's
                                Registration Statement on Form N-14, File Nos.
                                333-50908 and 811-582 (Filed August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Trust Class Distribution Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                          (iii) Distribution and Services Agreement Between
                                Neuberger Berman Equity Funds and Neuberger
                                Berman Management Inc. with Respect to Trust
                                Class Shares. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (iv) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Trust Class Distribution and Services Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------

                  (3)     (i)   Distribution Agreement Between Neuberger Berman
                                Equity Funds and Neuberger Berman Management
                                Inc. with Respect to Advisor Class Shares.
                                Incorporated by Reference to the Registrant's
                                Registration Statement on Form N-14, File Nos.
                                333-50908 and 811-582 (Filed August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Advisor Class Distribution Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                          (iii) Distribution and Services Agreement Between
                                Neuberger Berman Equity Funds and Neuberger
                                Berman Management Inc. with Respect to Advisor Class Shares. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (iv) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Advisor Class Distribution and Services Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                  (4)     (i)   Distribution Agreement Between Neuberger Berman
                                Equity Funds and Neuberger Berman Management
                                Inc. with Respect to Institutional Class
                                Shares. Incorporated by Reference to the Registrant's Registration Statement on Form
                                N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Institutional Class Distribution Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

           (f)            Bonus or Profit Sharing Contracts.  None.

           (g)    (1)     Custodian Contract Between Neuberger Berman Equity
                          Funds and State Street Bank and Trust Company.
                          Incorporated by Reference to Post-Effective Amendment
                          No. 74 to Registrant's Registration Statement, File
                          Nos. 2-11357 and 811-582 (Filed December 15, 1995).

                  (2) Schedule of Compensation under the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------

           (h)    (1)     (i)   Transfer Agency and Service Agreement Between
                                Neuberger Berman Equity Funds and State Street
                                Bank and Trust Company.  Incorporated by
                                Reference to Post-Effective Amendment No. 70 to
                                Registrant's Registration Statement, File Nos.
                                2-11357 and 811-582 (Filed August 30, 1995).

                          (ii) First Amendment to Transfer Agency and Service Agreement Between Neuberger Berman Equity Funds and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

                          (iii) Second Amendment to Transfer Agency and Service
                                Agreement between Neuberger Berman Equity Funds and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 12, 1997).

                          (iv) Schedule of Compensation under the Transfer Agency and Service Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

                  (2)     (i)   Administration Agreement Between Neuberger
                                Berman Equity Funds and Neuberger Berman
                                Management Inc. with Respect to Investor Class
                                Shares. Incorporated by Reference to the Registrant's Registration Statement on
                                Form N-14, File Nos. 333-50908 and 811-582
                                (Filed August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Administration Agreement. Incorporated by Reference to the Registrant's Registration Statement on
                                Form N-14, File Nos. 333-50908 and 811-582
                                (Filed August 2, 2001).

                          (iii) Schedule B - Schedule of Compensation Under the
                                Administration Agreement.  Incorporated by
                                Reference to the Registrant's Registration
                                Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                  (1)     (i)   Administration Agreement Between Neuberger
                                Berman Equity Funds and Neuberger Berman
                                Management Inc. with Respect to Advisor Class
                                Shares. Incorporated by Reference to the Registrant's Registration Statement on Form
                                N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Administration Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (iii) Schedule B - Schedule of Compensation Under the
                                Administration Agreement. Incorporated by
                                Reference to the Registrant's Registration
                                Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                  (2)     (i)   Administration Agreement Between Neuberger
                                Berman Equity Funds and Neuberger Berman
                                Management Inc. with Respect to Trust Class
                                Shares. Incorporated by Reference to the Registrant's Registration Statement on Form
                                N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Administration Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (iii) Schedule B - Schedule of Compensation Under the
                                Administration Agreement. Incorporated by
                                Reference to the Registrant's Registration
                                Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

                  (3)     (i)   Administration Agreement Between Neuberger
                                Berman Equity Funds and Neuberger Berman
                                Management Inc. with Respect to Institutional
                                Class Shares.  Incorporated by Reference to the
                                Registrant's Registration Statement on Form
                                N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (ii) Schedule A - Series of Neuberger Berman Equity Funds Currently Subject to the Administration Agreement. Incorporated by Reference to the Registrant's Registration Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed
                                August 2, 2001).

                          (iii) Schedule B - Schedule of Compensation Under the
                                Administration Agreement. Incorporated by
                                Reference to the Registrant's Registration
                                Statement on Form N-14, File Nos. 333-50908 and 811-582 (Filed August 2, 2001).

           (i) Opinion and Consent of Kirkpatrick & Lockhart LLP with Respect to Securities Matters of the Registrant. Filed Herewith.

           (j)            Consent of Independent Auditors.  Filed Herewith.

           (k)            Financial Statements Omitted from Prospectus.  None.

           (l)            Letter of Investment Intent.  None.

           EXHIBIT
           NUMBER                              DESCRIPTION
           ------                              -----------


           (m)    (1)     Plan Pursuant to Rule 12b-1 with Respect to Trust
                          Class of Equity Funds. Incorporated by Reference to
                          Post-Effective Amendment No. 92 to Registrant's
                          Registration Statement, File Nos. 2-11357 and 811-582
                          (Filed December 13, 2000).

                  (2) Plan Pursuant to Rule 12b-1 with Respect to Advisor Class of Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

           (n) Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

           (o)            Power of Attorney.  Filed herewith.

           (p) Code of Ethics for Registrant, its Investment Advisers and Principal Underwriters. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
--------    --------------------------------------------------------------

        No person is controlled by or under common control with the Registrant.

ITEM 25.    INDEMNIFICATION.
--------    ----------------

        A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement;
(ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

        Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

        Section 9 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed
(i) to protect NB Management against any liability to the Registrant or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Registrant.

        Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

        Section 12 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant's series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 13 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 14 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

        Section 11 of the Distribution Agreements between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF ADVISER AND SUB-ADVISER.
-------     ---------------------------------------------------------

        There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.


NAME                             BUSINESS AND OTHER CONNECTIONS
----                             ------------------------------

NAME                                     BUSINESS AND OTHER CONNECTIONS
----                                     ------------------------------

Claudia Brandon                          Secretary, Neuberger Berman Advisers
Vice President/Mutual Fund               Management Trust; Secretary, Neuberger Berman
Board Relations, NB Management           Equity Funds; Secretary, Neuberger Berman
Inc. since May 2000; Vice                Income Funds.
President, NB Management from
1986-1999; Employee, Neuberger
Berman since 1999.

Thomas J. Brophy                         None.
Vice President, Neuberger
Berman; Vice President, NB
Management Inc. since March
2000.

Valerie Chang                            None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Brooke A. Cobb                           None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Robert Conti                             Vice President, Neuberger Berman Income Funds;
Vice President, Neuberger                Vice President, Neuberger Berman Equity Funds;
Berman; Senior Vice President,           Vice President, Neuberger Berman Advisers
NB Management Inc. since                 Management Trust
November 2000; Treasurer, NB
Management Inc. until May 2000.

Robert W. D'Alelio                       None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Stanley G. Deutsch                       None.
Managing Director, Neuberger
Berman; Vice President, NB
Management Inc. since September
2000.




                                        8

NAME                                     BUSINESS AND OTHER CONNECTIONS
----                                     ------------------------------

Ingrid Dyott                             None.
Vice President, Neuberger
Berman; Vice President,
NB Management Inc.

Michael F. Fasciano                      President, Fasciano Company Inc. until March
Managing Director, Neuberger             2001; Portfolio Manager, Fasciano Fund Inc.
Berman since March 2001; Vice            until March 2001.
President, NB Management Inc.
since March 2001.

Robert S. Franklin                       None.
Vice President, Neuberger
Berman; Vice President,
NB Management Inc.

Brian P. Gaffney                         Vice President, Neuberger Berman Income Funds;
Managing Director, Neuberger             Vice President, Neuberger Berman Equity Funds;
Berman since April 2000, Senior          Vice President, Neuberger Berman Advisers
Vice President, NB Management            Management Trust.
Inc. since November 2000; Vice
President, NB Management from
April 1997 through November
1999.

Robert I. Gendelman                      None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Thomas E. Gengler, Jr.                   None.
Senior Vice President,
Neuberger Berman since February
2001, prior thereto, Vice
President, Neuberger Berman
since 1999; Senior Vice
President, NB Management Inc.
since March 2001 prior thereto,
Vice President, NB Management
Inc.

Theodore P. Giuliano                     None.
Vice President (and Director
until February 2001),
NB Management Inc.; Managing
Director, Neuberger Berman

Joseph K. Herlihy                        Treasurer, Neuberger Berman Inc.
Senior Vice President,
Treasurer, Neuberger Berman;
Treasurer, NB Management Inc.

Michael M. Kassen                        Executive Vice President, Chief Investment
Executive Vice President and             Officer and Director, Neuberger Berman Inc.
Chief Investment Officer,
Neuberger Berman; Chairman
and Director, NB Management
Inc. since May 2000, prior
thereto, Executive Vice
President, Chief Investment
Officer and Director, NB
Management Inc. from
November 1999 until May
2000; Vice President from
June 1990 until November
1999.



                                       9

NAME                                     BUSINESS AND OTHER CONNECTIONS
----                                     ------------------------------

Barbara R. Katersky                      None.
Senior Vice President,
Neuberger Berman; Senior Vice
President, NB Management Inc.

Robert B. Ladd                           None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Kelly M. Landron                         None.
Vice President, NB Management
Inc. since March 2000.

Jeffrey B. Lane                          Director, Chief Executive Officer and
Chief Executive Officer and              President, Neuberger Berman Inc.; Director,
President, Neuberger Berman;             Neuberger Berman Trust Company from June 1999
Director, NB Management Inc.             until November 2000.
since February 2001.

Josephine Mahaney                        None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Michael F. Malouf                        None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Robert Matza                             Executive Vice President, Chief Operating
Executive Vice President and             Officer and Director, Neuberger Berman Inc.
Chief Operating Officer,                 since January 2001, prior thereto, Executive
Neuberger Berman since January           Vice President, Chief Administrative Officer
2001, prior thereto, Executive           and Director, Neuberger Berman, Inc.
Vice President and Chief
Administrative Officer,
Neuberger Berman; Director,
NB Management Inc. since April
2000.

Ellen Metzger                            Assistant Secretary, Neuberger Berman Inc.
Vice President, Neuberger                since 2000.
Berman; Secretary,
NB Management Inc.

Arthur Moretti                           Managing Director, Eagle Capital from January
Managing Director, Neuberger             1999 until June 2001.
Berman since June 2001; Vice
President, NB Management Inc.
since June 2001.

S. Basu Mullick                          None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Janet W. Prindle                         Director, Neuberger Berman National Trust
Managing Director, Neuberger             Company since January 2001; Director Neuberger
Berman; Vice President,                  Berman Trust Company of Delaware since April
NB Management Inc.                       2001.



                                       10

NAME                                     BUSINESS AND OTHER CONNECTIONS
----                                     ------------------------------

Kevin L. Risen                           None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Heidi L. Schneider                       Executive Vice President and Director,
Executive Vice President,                Neuberger Berman Inc.; Chair and Director,
Neuberger Berman; Director, NB           Neuberger Berman National Trust Company since
Management Inc. since February           January 2001; Director, Neuberger Berman Trust
2001.                                    Company of Delaware since February 2000 (and
                                         Chair until  January  2001);  Director,
                                         Neuberger  Berman Trust  Company  until
                                         September    2001   (and   Chair   from
                                         September 1999 until January 2001).

Benjamin E. Segal                        None.
Managing Director, Neuberger
Berman since November 2000,
prior thereto, Vice President,
Neuberger Berman; Vice
President, NB Management Inc.

Jennifer Silver                          None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Kent C. Simons                           None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Matthew S. Stadler                       Senior Vice President and Chief Financial
Senior Vice President and Chief          Officer, Neuberger Berman Inc. since August
Financial Officer, Neuberger             2000; Senior Vice President and Chief
Berman since August 2000, prior          Financial Officer, National Discount Brokers
thereto, Controller, Neuberger           Group from May 1999 until October 1999.
Berman from November 1999 to
August 2000; Senior Vice
President and Chief Financial
Officer, NB Management Inc.
since August 2000.

Peter E. Sundman                         Executive Vice President and Director,
President and Director,                  Neuberger Berman Inc.; President and Chief
NB Management Inc.; Executive            Executive Officer, Neuberger Berman Income
Vice President, Neuberger                Funds, President and Chief Executive Officer,
Berman.                                  Neuberger Berman Advisers Management Trust;
                                         President and Chief Executive Officer,
                                         Neuberger Berman Equity Funds.

Judith M. Vale                           None.
Managing Director, Neuberger
Berman; Vice President,
NB Management Inc.

Catherine Waterworth                     None.
Vice President, Neuberger
Berman; Vice President,
NB Management Inc.

Allan R. White, III                      None.
Managing Director, Neuberger
Berman; Vice President, NB
Management.

        The principal address of NB Management Inc., Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

ITEM 27.    PRINCIPAL UNDERWRITERS.
-------     ----------------------

      (a) NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

            Neuberger Berman Advisers Management Trust
            Neuberger Berman Income Funds

      (b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant's principal underwriter.

                          POSITIONS AND OFFICES            POSITIONS AND OFFICES
   NAME                   WITH UNDERWRITER                 WITH REGISTRANT
   ----                   ----------------                 ---------------

   Claudia Brandon        Vice President/Mutual Fund Board  Secretary
                          Relations

   Thomas J. Brophy       Vice President                    None

   Valerie Chang          Vice President                    None

   Brooke A. Cobb         Vice President                    None

   Robert Conti           Senior Vice President             Vice President

   Robert W. D'Alelio     Vice President                    None

   Stanley G. Deutsch     Vice President                    None

   Ingrid Dyott           Vice President                    None

   Michael F. Fasciano    Vice President                    None

   Robert S. Franklin     Vice President                    None

   Brian P. Gaffney       Senior Vice President             Vice President

   Robert I. Gendelman    Vice President                    None

   Thomas E. Gengler, Jr. Senior Vice President             None

   Theodore P. Giuliano   Vice President                    None

   Joseph K. Herlihy      Treasurer                         None

   Michael M. Kassen      Chairman and Director             President

   Barbara R. Katersky    Senior Vice President             None

   Robert B. Ladd         Vice President                    None

   Kelly M. Landron       Vice President                    None

   Jeffrey B. Lane        Director                          None

   Josephine Mahaney      Vice President                    None

   Michael F. Malouf      Vice President                    None

   Robert Matza           Director                          None

   Ellen Metzger          Secretary                         None

   Arthur Moretti         Vice President                    None

                        POSITIONS AND OFFICES            POSITIONS AND OFFICES
   NAME                   WITH UNDERWRITER                 WITH REGISTRANT
   ----                   ----------------                 ---------------

   S. Basu Mullick        Vice President                    None

   Janet W. Prindle       Vice President                    None

   Kevin L. Risen         Vice President                    None

   Heidi L. Schneider     Director                          None

   Benjamin E. Segal      Vice President                    None

   Jennifer K. Silver     Vice President                    None

   Kent C. Simons         Vice President                    None

   Matthew S. Stadler     Senior Vice President and Chief   None
                          Financial Officer

   Peter E. Sundman       President and Director            Trustee and Chairman
                                                                    of the Board

   Judith M. Vale         Vice President                    None

   Catherine Waterworth   Vice President                    None

   Allan R. White, III    Vice President                    None



      (c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.
--------    ---------------------------------

        All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and By-laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

ITEM 29.    MANAGEMENT SERVICES
--------    -------------------

        Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

ITEM 30.    UNDERTAKINGS
--------    ------------

        None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NEUBERGER BERMAN EQUITY FUNDS certifies that it meets all of the requirements for effectiveness of Post-Effective Amendment No. 98 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 13th day of December, 2001.

                          NEUBERGER BERMAN EQUITY FUNDS


                              By: /s/ Michael M. Kassen
                                  ---------------------------
                                  Michael M. Kassen
                                  President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 98 has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                     TITLE                               DATE
---------                     -----                               ----



/s/ Peter E. Sundman          Chairman of the Board         December 13, 2001
----------------------          and Trustee (Chief
Peter E. Sundman                Executive Officer)



/s/ Michael M. Kassen         President and Trustee         December 13, 2001
----------------------
Michael M. Kassen



/s/ Richard Russell           Treasurer (Principal          December 13, 2001
----------------------          Financial and Accounting Officer)
Richard Russell


                      (signatures continued on next page)

SIGNATURE                     TITLE                               DATE
---------                     -----                               ----



/s/ John Cannon               Trustee                       December 13, 2001
------------------------
John Cannon



/s/ Faith Colish              Trustee                       December 13, 2001
------------------------
Faith Colish



/s/ Walter G. Ehlers          Trustee                       December 13, 2001
------------------------
Walter G. Ehlers



                              Trustee
------------------------
C. Anne Harvey



/s/ Barry Hirsch              Trustee                       December 13, 2001
------------------------
Barry Hirsch



/s/ Robert A. Kavesh          Trustee                       December 13, 2001
------------------------
Robert A. Kavesh



/s/ Howard A. Mileaf          Trustee                       December 13, 2001
------------------------
Howard A. Mileaf



/s/ Edward I. O'Brien         Trustee                       December 13, 2001
------------------------
Edward I. O'Brien

SIGNATURE                     TITLE                               DATE
---------                     -----                               ----



/s/ John P. Rosenthal         Trustee                       December 13, 2001
------------------------
John P. Rosenthal



/s/ William E. Rulon          Trustee                       December 13, 2001
------------------------
William E. Rulon



                              Trustee
------------------------
Cornelius T. Ryan



/s/ Tom Decker Seip           Trustee                       December 13, 2001
------------------------
Tom Decker Seip



                              Trustee
------------------------
Gustave H. Shubert



/s/ Candace L. Straight       Trustee                       December 13, 2001
------------------------
Candace L. Straight



/s/ Peter P. Trapp            Trustee                       December 13, 2001
------------------------
Peter P. Trapp